Exhibit 99.1

This Buyers’ Guide to the Interval International® Exchange Program contains important information concerning your exchange privilege. You should read this document prior to your purchase of a vacation interest. Unless otherwise stated, the information contained in this publication is correct as of May 31, 2013. 2013 Buyers’Guide FOR MEMBERS OF THE INTERVAL INTERNATIONAL EXCHANGE NETWORK

2 Disclosure Information About The Interval International Exchange Program 11 Resorts With 51 Or More Units Participating And Available For Occupancy* 24 Resorts With 21 – 50 Units Participating And Available For Occupancy* 36 Resorts With 11 – 20 Units Participating And Available For Occupancy* 41 Resorts With 6 – 10 Units Participating And Available For Occupancy* 44 Resorts With 1 – 5 Units Participating And Available For Occupancy* 46 Programs With 1,000 Or More Members* 48 Programs With 500 – 999 Members* 49 Programs With 250 – 499 Members* 49 Programs With 101 – 249 Members* 50 Programs With 1 – 100 Members* 54 Telephone And Mail Directory 55 Report Of Independent Accountants, Key Operating Exchange Statistics, And Notes Table of Contents BUYERS’ GUIDE 2013 *Accurate as of December 31, 2012

This guide is provided to explain the Exchange Program made available to Individual Members of Interval International, Inc. (“II”). You should review this information to ensure that you understand the terms and conditions of your membership with II and the operation of the Exchange Program. The following are definitions of special terms which are included within the text of this guide. Definitions 1. “Club Interval Gold®” means the benefits package available to Individual Members at Member Resorts participating in the Club Interval program upon payment of the applicable Club Interval Gold membership fee. Club Interval Gold provides Members with the benefits of Interval Gold, including participation in ShortStay Exchange® and Interval Options®, plus participation in Club Interval. 2. “Club Interval Points” means the symbolic currency utilized by Club Interval to value the Member’s Home Resort accommodations and the accommodations requested by the Member from the Exchange Program, as well as other alternate accommodations requested through the Interval Options program. 3. “Confirmation” means a written or electronic acknowledgment from II that a request for accommodations has been fulfilled. 4. “Fixed Time” means that the Vacation Interest is for a specific time period each year. 5. “Floating Time” means that the Vacation Interest is not for a specific time period and may vary from year to year. Floating Time accommodations are subject to the Home Resort’s own reservation system and operating procedures. 6. “Home Resort” means the resort at which the Individual Member owns a Vacation Interest. When the Individual Member owns a Vacation Interest at more than one resort, the term Home Resort is used to identify the resort at which a unit week or its equivalent in points is being relinquished to effectuate an exchange. 7. “Host Resort” or “Host Accommodations” means the resort into which the Individual Member has been issued a Confirmation (including Flexchange, ShortStay Exchange, and Getaway confirmations). 8. “Individual Member” or “Member” means a person, persons, or entity who owns a Vacation Interest at a Member Resort and who, by participating in the Exchange Program, agrees to be bound by the terms and conditions of II membership and exchange as amended from time to time. An Individual Member is said to be in good standing with II and the Home Resort when the Individual Member is current in the payment of all fees and assessments prescribed by II and/or the Home Resort and is in compliance with all II and Home Resort terms and conditions then in effect. 9. “Interval Gold®” and “Interval PlatinumSM” refer to the upgraded benefits packages available to Individual Members in good standing upon payment of the applicable Interval Gold or Interval Platinum membership upgrade fee. Interval Gold or Interval Platinum status provides Members with certain additional travel and leisure benefits not available through basic membership in the Exchange Program. 10. “Interval International Resort Directory” or “Resort Directory” means II’s print and online publication, which includes the Terms and Conditions of Individual Membership and Exchange as well as an overview of benefits of II membership and a descriptive listing of certain Member Resorts. 11. “Member Resort” means any resort or vacation club membership program for which a developer, homeowners’ association, or other third party has entered into a formal contract with II, pursuant to which accommodations and facilities may be made available to Members, as well as any resort for which II provides exchange services directly to its owners. 12. “Suspension” or “Suspended Resort” means that a Member Resort is not in compliance with an II affiliation agreement, II policies and procedures, or is not otherwise in good standing with II. While a Member Resort is suspended, processing of new memberships, membership renewals, and exchange deposits and requests may be temporarily halted. 13. “TDI” or “Travel Demand Index” means the seasonal indices that are updated periodically to reflect the cycles of relative weekly demand for a specific geographic area. The TDI is a vacation-planning tool offered by II to assist Members in determining which time periods offer the best opportunities for travel to a particular region and when accommodations are most likely to be available. The TDI is not an indication of the quality or desirability of vacationing in any specific resort, geographic area, or season, nor are they necessarily an indication of the availability of a particular week in the Exchange Program. 14. “Vacation Interest” means the ownership of or the right to use a unit and the amenities and facilities of a vacation ownership resort for at least one week during any given year, but not necessarily consecutive years, and which extends for a period of at least three years and which may be evidenced by points. THE FOLLOWING TERMS AND CONDITIONS ARE II’S STANDARD TERMS AND CONDITIONS OF INDIVIDUAL MEMBERSHIP AND EXCHANGE. HOWEVER, DUE TO THE HOME RESORT’S INTERNAL RULES, A MEMBER’S EXCHANGE ACTIVITY OR ACCESS TO II BENEFITS MAY BE AFFECTED. II DOES NOT HAVE ANY CONTROL OVER SUCH INTERNAL RULES. MEMBERS SHOULD CONSULT THEIR HOME RESORT’S RULES AND REGULATIONS FOR FURTHER DETAILS AND EXPLANATIONS OF ANY SUCH ADDITIONAL TERMS AND CONDITIONS REGARDING THE USE OF THE EXCHANGE PROGRAM. Who We Are 1. II is a Florida corporation offering an exchange service for use by its Members, and in certain circumstances other travel and leisure benefits (the “Exchange Program”). II is a wholly owned subsidiary of Interval Holdings, Inc., a Delaware corporation. II’s corporate headquarters is located at: P.O. Box 431920 6262 Sunset Drive Miami, Florida 33243-1920 305.666.1861 The obligations of II, pursuant to this guide, may be performed by II, its authorized representatives, or designated licensees. 2. No developer of any Member Resort is an agent for or a joint venturer with II. II does not sell, lease, or otherwise convey an interest in any real property. Neither II, nor any of its officers or directors, has any legal or beneficial interest in any developer or seller of any resort participating in the Exchange Program. II, through its subsidiaries, Trading Places International, LLC and its subsidiary, TPI Management – Canada, Inc. (collectively, “TPI”), and Vacation Resorts International and its subsidiary, Owners’ Resorts Exchange, Inc. (collectively, “VRI”), manages a limited number of the Member Resorts participating in the Exchange Program, which Member Resorts are designated on pages 11 through 45 with the symbol “8” for TPI–managed resorts and with the symbol “.” for VRI–managed resorts. 3. The following are the corporate officers and directors of II: Craig M. Nash . . . . . . . . . . . . . . . . . . . . . . . . . Chairman, President, Chief Executive Officer, Director Jeanette E. Marbert . . . . . . . . . . . . . . . . . . Executive Vice President, Chief Operating Officer, Director John A. Galea . . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President, Chief Financial Officer, Director William L. Harvey . . . . . . . . . . . . . . . . . . . . Executive Vice President DISCLOSURE INFORMATION ABOUT THE INTERVAL INTERNATIONAL® EXCHANGE PROGRAM 2

Marie A. Lee . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President and Chief Information Officer Victoria J. Kincke . . . . . . . . . . . . . . . . . . . . . . Senior Vice President, General Counsel, and Secretary R. Marcos Agostini . . . . . . . . . . . . . . . . . . . . . Senior Vice President Thomas A. Bell . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President Mary Cheddie . . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President Raul E. Estrada . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President Darren Ettridge . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President Sharon C. Freed . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President Bryan Ten Broek . . . . . . . . . . . . . . . . . . . . . . Senior Vice President Individual Membership 1. Member Resorts usually arrange for initial membership in II for their purchasers. These terms and conditions of Membership constitute the Member’s contract with II, which is a separate and distinct contract from a Member’s contract with the developer or seller of the Vacation Interest. Individual Membership commences upon II’s receipt and processing of an individual’s enrollment information and the applicable membership fee. 2. In subsequent years, Individual Members are generally renewed directly by II and Membership in the Exchange Program is voluntary. At all times, participation in the Exchange Program is voluntary. 3. Membership benefits including, but not limited to, participation in Special Exchange Services and various incentive programs will be provided so long as the Member and the Home Resort are in good standing with II. Additionally, the Member must be in good standing with the Home Resort. Membership benefits other than the exchange privilege, including certain Interval Gold, Club Interval Gold, and Interval Platinum benefits, are subject to separate terms and conditions. Said benefits, their providers, and their terms of use may be changed, substituted, or eliminated without prior notice. Where benefits are provided by independent third parties, II expressly disclaims responsibility for the acts or omissions of any persons or entities providing such benefits. Members are not required to exchange their Vacation Interest to use any other benefits provided through the Exchange Program. 4. Membership in II is conditioned upon the Home Resort’s continued adherence to II’s standards of service, appearance, management, and operation. A Member Resort’s failure to maintain these standards, or failure to timely renovate or construct vacation accommodations and/or amenities committed to the Exchange Program, or its failure to remain in good standing with II (e.g., failure to comply with contractual obligations, including the obligation to enroll purchasers and remit fees, the failure to honor Confirmations, and/or the failure to otherwise comply with II policies and procedures) may result in suspension or termination of the Member Resort’s affiliation with II. A Member Resort’s suspension or termination from the Exchange Program may result in the loss of all membership benefits, including the exchange privilege, for the resort’s associated Individual Members. 5. Representations concerning Individual Membership and the Exchange Program are limited to materials supplied or otherwise approved by II in writing. All other representations are not valid or binding on II. 6. Not all Member Resorts are included in the Interval International Resort Directory. The failure to picture a Member Resort in the Resort Directory, however, does not necessarily mean that such Member Resort is not in good standing with II, or that its associated Individual Members are not entitled to use the exchange privilege. Likewise, the inclusion of a Member Resort in the Resort Directory does not necessarily mean that such Member Resort is in good standing with II, or that an associated Individual Member is entitled to use the exchange privilege. All reasonable efforts are made to ensure that published resort information is accurate. II, however, expressly disclaims liability in the event of omission or error. 7. Members acknowledge that: (a) Resort facilities, amenities, and services vary by country, location, and resort, and room accommodations vary in size, decor, and interior detail. (b) The description and amenities symbols provided in the Resort Directory for each Member Resort are representative of the features generally available at such Member Resort. However, unit amenities and views may vary from unit to unit within a Member Resort, and II cannot guarantee specific selection of any such elements with respect to the Host Accommodations or that all amenities will be available during any specific period of occupancy. Each Individual Member should review the Confirmation for specific information about his or her Host Accommodations. (c) The exchange privilege should not be the primary reason for purchasing a Vacation Interest and the relative demand indicated in a Travel Demand Index and assigned to any particular week should not be relied upon in determining the value of that week. (d) II is not liable for any damage to or loss or theft of personal property left in the Home Resort accommodations; nor is II liable for any damage to or loss or theft of personal property that occurs through Members’ use of Host Resort accommodations. II is not liable for any personal or bodily injury that occurs either at the Home Resort or at a Host Resort. (e) II is not liable or responsible for any claim or loss incurred in connection with the purchase or ownership of a Vacation Interest. (f) Upon renewal of membership and to the extent allowed by applicable law, any and all claims against II are waived, and II is released from all liability, if any, arising out of Individual Membership that occurred prior to the renewal of same. (g) II’s liability, if any, in connection with Individual Membership and participation in the Exchange Program is limited to the annual membership and exchange fees paid to II by the Member. (h) All rules and regulations of the Host Resort, as well as these terms and conditions, must be adhered to. Violation of such rules or these terms and conditions may result in loss of present and future occupancy rights at the Host Resort and/or the cancellation of membership without further obligation by II. (i) If a Vacation Interest is owned by a corporation, partnership, or trust, a corporate officer, partner, or trustee must be established as the primary contact or administrator to manage the membership. ( j) Where multiple individuals are listed in a single membership record as the owners of a Vacation Interest(s), one individual and such individual’s contact information must be designated as the primary contact where all Member materials, confirmations, and communications will be sent. Contact information may also be included for all other owners. II may continue to provide membership and exchange benefits for all owners listed until II receives verifiable documentation of any change of ownership of the Vacation Interest(s). (k) Membership in II may be used only for personal and noncommercial purposes. Any other use of membership benefits may result in the suspension or termination of a Member’s privileges, as well as cancellation of any existing Confirmations and loss of fees associated with all II memberships and Confirmations held by such Member. (l) To the extent allowed by applicable law, telephone conversations between Individual Members and II employees or representatives may be recorded and/or monitored for training and quality-control purposes. (m) If II should fail or be delayed or impaired in the performance of any obligation hereunder, including, but not limited to, providing exchange accommodations, due to causes beyond the control of and without the fault or negligence of II, then II shall be excused from further 3 performance. Such causes may include, but are not limited to, acts of God or public enemy, fire, strikes, lock-out or other labor unrest, riot, explosion, civil disobedience, declared or undeclared war, revolution, insurrection, boycotts, acts of piracy, acts of terrorism, acts of public authorities, blockade, embargo, accident, epidemic or quarantine, delays or defaults caused by public or common carriers, labor shortages based on pandemics or widespread illness within a given servicing location, and/or other circumstances materially impacting travel to a particular geographic region or in general. (n) Although II submits this disclosure statement for approval by regulatory agencies having jurisdiction over timeshare and exchange programs in various states, such approval should not be interpreted as applying to any travel, leisure, or other benefit or service falling outside the jurisdiction of any such agency. (o) II is prohibited from doing business with certain entities, individuals, and groups of individuals residing in certain nationally sanctioned countries or otherwise, set forth from time to time on a list maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (collectively, “Blocked Parties”). If II receives an Individual Membership Application from a purchaser defined as a Blocked Party, II will refuse membership for such purchaser. If an Individual Member subsequently becomes or is determined to be a Blocked Party, II will cancel the membership without refund or other obligation. 8. Members acknowledge and agree that, to the extent allowed by applicable law, II may offer various products and services through telemarketing programs, and Members consent to such telephonic solicitation, including, but not limited to, solicitations through automatic dialing equipment, predictive dialing equipment, and/or prerecorded messages. If any telephone number provided by the Member as part of the membership record is a cellular telephone number, the Member expressly consents to II’s use of such cellular telephone number for all purposes and methods as set forth herein. 9. Members acknowledge and agree that, to the extent allowed by applicable law, II may offer various products and services through electronic messaging, and Members consent to such electronic solicitation. 10. The terms and conditions of membership with II and use of the Exchange Program shall be construed under the laws of the State of Florida. By maintaining Individual Membership in II, Members consent to the exclusive subject matter and personal jurisdiction of the courts in Miami-Dade County, Florida. In the event of litigation between the parties, the prevailing party shall be entitled to all costs incurred, including reasonable attorneys’ fees. 11. The Terms and Conditions of Individual Membership and Exchange, including any fees associated therewith, may be changed by II at its sole discretion. Except where expressly noted otherwise, members will be advised of any such changes through II’s regular publications or on II’s website at IntervalWorld.com. Requirements of Participation in Exchange To utilize the exchange privilege pursuant to these terms and conditions, including Special Exchange Services, active membership in good standing must be in effect from the time a deposit is made and/or a request is placed through the actual requested and/or confirmed travel dates and/or the commencement date of the week deposited (whichever occurs later). Further, the Home Resort must be in good standing with II, and the Home Resort accommodations must be available for occupancy as determined by II. A Member Resort will be listed as unavailable for occupancy until such time as II determines that such resort’s units, amenities, and facilities are sufficiently complete to be desirable for exchange. In addition, the Home Resort unit must have check-in/check-out management available on-site at the resort, must be fully equipped and furnished in accordance with II standards, and must have at least weekly maid service. Exchange Methods Generally, Members may choose either the “Request First” or the “Deposit First” exchange method to utilize the exchange service. However, both exchange methods may not be available if one or the other is not compatible with the use rules of the Home Resort. Members should refer to the Home Resort’s use rules for additional information. Request First Exchange Method 1. With the Request First exchange method, Members who exchange with II based on weeks do not give up the right to occupy the Home Resort accommodations until an exchange has been confirmed. Similarly, Members who exchange with II based on points do not give up the right to their points until an exchange has been confirmed. Upon confirmation, however, all rights to the use of the Home Resort accommodations or points are immediately assigned to II. 2. Exchange requests using the Request First method may be placed up to 12 months prior to the commencement date of the week(s) being relinquished for exchange. The requested travel dates must be prior to or the same as the dates of the week(s) being relinquished. Deposit First Exchange Method 1. When Home Resort accommodations are deposited, all rights to the use of same for the week(s) deposited are immediately assigned to II. Once a deposit is made, the deposited week(s) may not be withdrawn. Submission or confirmation of an exchange request is not required in order for II to issue a Confirmation into a deposited week or otherwise utilize such deposited week. 2. No fee is required to deposit vacation accommodations. An exchange fee, however, is required when placing an exchange request against the deposited accommodations. 3. Deposits must be received by II at least 60 days, but no more than 12 months, before the commencement date of the deposited week. Flex Deposits (received by II from 59 days up until 14 days before the commencement date of the week being deposited) also are accepted, but any exchange request placed using a Flex Deposit must be made through the Flexchange service. 4. Upon receipt of a deposit, II will assign a deposit number, which must be utilized when placing an exchange request. Except for the flexible lengths of stay provided for under II’s ShortStay Exchange service, and for exchange requests under the Club Interval exchange service, as each is described below, an exchange may be requested for the same amount of time as that deposited. The exchange request may be placed at the same time that the deposit is made or at any time after receipt of the deposit number, but no later than 24 months after the commencement date of the deposited week. In addition, the requested travel dates must be no earlier than 12 months before and no later than 24 months after the commencement date of the deposited week, unless the Individual Member chooses the Deposit Extension Option as defined in Paragraph 5 hereunder, if available. Additionally, requests may not be submitted more than 24 months prior to the commencement date of the week requested. All standard exchange procedures (as detailed below) must be adhered to when placing a request against the deposited week. If a Flex Deposit was made, a request may be submitted only through the Flexchange service, with travel dates no later than 24 months after the commencement date of the deposited week. 5. By using the Deposit Extension Option, Members may, upon the payment of an additional fee, extend the period in which they can utilize a particular deposit (“Redemption Window”) for up to a period of one year. II reserves the right to limit the number of times a particular deposit may be extended. The Deposit Extension Option must be exercised no later than three months after the date on which the original or extended Redemption Window expires. The extension begins on the date on which the original or extended Redemption Window expired. The exchange request placed within an extended Redemption Window must be placed through II’s Flexchange service. The Deposit Extension Option may not be used to extend the expiration date of Club Interval Points, or to extend the time period in which Members may request substitute accommodations pursuant to II’s Exchange Cancellation Policy, or request accommodations pursuant to the 4

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redemption of an accommodations certificate. All other terms and conditions of exchange apply.

6. ShortStay Exchange ("ShortStay Exchange") is an exchange service offered by II to members in good standing with the Interval Gold, Club Interval Gold, and Interval Platinum membership programs in which, upon payment of the appropriate fee and any applicable tax, Members can be confirmed to resort accommodations for periods of less than seven days. Members who exchange with II based on the relinquishment of a week may secure up to two ShortStay Exchange Confirmations for resort accommodations of equal or lesser size than the Home Resort accommodations relinquished by the Member. Members who exchange with II based on the relinquishment of points (i.e., those who own Vacation Interests that are points-based or Club Interval Gold members who have relinquished their week to receive Club Interval Points) may confirm as many ShortStay Exchange Confirmations as their available points will allow. A ShortStay Exchange Confirmation will not be issued until the availability of the Home Resort unit week or availability of the required number of points is verified. Holiday, summer, and other highly demanded travel periods usually will not be available through ShortStay Exchange. II's Exchange Cancellation Policies do not apply to ShortStay Exchange Confirmations. A cancellation of a ShortStay Exchange Confirmation results in the loss of the Home Resort unit week or points relinquished, as well as the exchange fee paid to secure such Confirmation. All other terms and conditions of the Exchange Program apply to this exchange service, except as noted to the contrary above.

7. The Deposit First and/or the ShortStay Exchange methods may not be available to owners at some Member Resorts because of the resort's internal reservation procedures.

Club Interval Exchange Method and Club Interval Weekly Points Values

1. Club Interval ("Club Interval") is the points-based exchange service that allows participating Club Interval Gold Members to deposit their Fixed Time and/or Floating Time Home Resort for Club accommodations with II in exchange for Club Interval Points.

2. To be eligible to participate in Club Interval, a person must own or purchase an "Eligible" Vacation Interest. A Vacation Interest is deemed "Eligible" if II and the developer or the association of the applicable Member Resort have agreed to such Vacation Interest's participation in the Club Interval program.

3. **Once an owner of a Vacation Interest is enrolled in Club Interval Gold, the owner's membership with II becomes a Club Interval Gold membership, meaning that all Vacation Interests owned by such person, both Eligible Vacation Interests and other Vacation Interests, shall be included in such membership account, although only Eligible Vacation Interests will be allowed to be deposited in exchange for Club Interval Points. Notwithstanding the foregoing, where a Club Interval Gold Member owns a Vacation Interest at a Member Resort participating in a corporate membership program, as well as an Eligible Vacation Interest, said Club Interval Gold Member must maintain his or her Club Interval Gold membership, separate and distinct from his or her participation in the corporate membership program.**

4. **As to Eligible Vacation Interests, upon the deposit of accommodations with II, the Club Interval Gold Member will receive an allotment of Club Interval Points, and will have the opportunity to participate in points-based exchange. As it relates to all other Vacation Interests owned by such Member, as well as any deposits of accommodations associated with Eligible Vacation Interests that the Member chooses not to convert to Club Interval Points, the Member will continue to participate in the Exchange Program based on the relinquishment of weeks and as discussed under the sections entitled "Request First Exchange Method" and "Deposit First Exchange Method" above.**

5. **Once the Home Resort accommodations are deposited, all rights to the use of same for the week(s) deposited are immediately assigned to II. Once a deposit is made, the deposited week(s) may not be withdrawn.** The number of Club Interval Points that will be allotted to a Club Interval Gold Member based on his or her deposit of a unit week and election to convert it to Club Interval Points shall be determined based on the Club Interval Weekly Points Values chart, which is established by II, from time to time, in its sole discretion upon publication on II's website, IntervalWorld.com. The current Club Interval Weekly Points Values chart is set forth below, subject to modification by II, from time to time.

Club Interval Weekly Points Values*

TDI Range	**Four-Bedroom** Full Kitchen sleeps 10 privately	**Three-Bedroom** Full Kitchen sleeps 8 privately	**Two-Bedroom** Full Kitchen sleeps 6 privately	**One-Bedroom** Full Kitchen sleeps 4 privately	**Studio** Full Kitchen sleeps 2 privately	**Hotel Room** No Kitchen sleeps 2 privately
135 - 150	123,750 to 165,000	101,250 to 135,000	78,750 to 105,000	67,500 to 90,000	45,000 to 60,000	40,500 to 54,000
115 - 130	103,125 to 137,500	84,375 to 112,500	65,625 to 87,500	56,250 to 75,000	37,500 to 50,000	33,750 to 45,000
90 - 110	82,500 to 110,000	67,500 to 90,000	52,500 to 70,000	45,000 to 60,000	30,000 to 40,000	27,000 to 36,000
65 - 85	61,875 to 82,500	50,625 to 67,500	39,375 to 52,500	33,750 to 45,000	22,500 to 30,000	20,250 to 27,000
50 - 60	41,250 to 55,000	33,750 to 45,000	26,250 to 35,000	22,500 to 30,000	15,000 to 20,000	13,500 to 18,000

*Points values are ranges, and are subject to modification by II from time to time.

6. The actual number of Club Interval Points that will be allocated and placed in the Member's Club Interval Points account is dependent upon multiple factors, such as the relative weekly demand for the relinquished accommodations as expressed by the Travel Demand Index (TDI) Value designation applicable to the relinquished accommodation's geographic area; the resort recognition tier of the relinquished accommodations; unit-specific attributes, such as the size of the unit, private sleeping capacity, and kitchen facilities; as well as the amount of time in advance of the first date of occupancy the accommodations are relinquished to II as described below:

   (a) Accommodations related to a Vacation Interest that is deposited at least 120 days or more in advance of the first date of occupancy will be allotted 100 percent of the Club Interval Weekly Points Value.

   (b) Accommodations related to a Vacation Interest that is deposited from 119 to 60 days in advance of the first date of occupancy will be allotted 75 percent of the Club Interval Weekly Points Value.

   (c) Accommodations related to a Vacation Interest that is deposited from 59 to 30 days in advance of the first date of occupancy will be allotted 50 percent of the Club Interval Weekly Points Value and;

   (d) For accommodations related to a Vacation Interest that is deposited from 29 to 14 days in advance of the first date of occupancy, the Club Interval Gold Member will receive 25 percent of the Club Interval Weekly Points Value.

   (e) Accommodations related to a Vacation Interest with occupancy commencement dates of 13 days or less prior to the date of deposit will not be accepted.

   (f) The Club Interval Points provided based on each deposit of Home Resort accommodations have an expiration date of two years from the first date of the deposited accommodations' occupancy.

7. The Club Interval Weekly Points Values chart also represents the number of points that must be relinquished to secure the Confirmation of accommodations in one-week increments. For Confirmations of shorter stays of one to six days available through the ShortStay Exchange service, the required number of Club Interval Points will be derived from the Club Interval Weekly Points Values, but will vary based upon day of the week on which occupancy occurs. Each night of a Sunday through Thursday stay requires approximately 10 percent of the points required for the corresponding full-week stay; each Friday or Saturday stay requires approximately 25 percent. 8. All other terms and conditions of the Exchange Program apply to this exchange service, except as noted to the contrary above. Exchange Procedures and Priorities 1. (a) Vacation Interests, available for occupancy as determined by II, may be relinquished to II in one-week increments. Generally, owners of Floating Time Vacation Interests must first contact their Home Resort to secure a specific unit and time period at their Home Resort, or to otherwise verify their eligibility to exchange prior to making a deposit. (i) Where the Home Resort has previously deposited accommodations on behalf of the Members, the Member must contact the Home Resort and request that a reservation or deposit number be assigned to him or her. The reservation information must then be submitted to II by the Home Resort. (ii) Owners whose Vacation Interests are evidenced by points may contact II to place an exchange request using the Request First exchange method, but a Confirmation will not be issued until availability of the required number of points is verified through the Home Resort. (b) Regular exchange requests, whether using the Deposit First or Request First method, must be received by II at least 60 days in advance of the commencement date of the earliest week requested. (c) The Early Deposit/Request Program is an exchange service for Members who own Vacation Interests at resorts participating in such Program. (i) Deposit First Exchange Method. Members who own Vacation Interests at resorts participating in the Early Deposit/Request Program and who utilize the Deposit First method may deposit their Home Resort accommodations up to 24 months before the commencement date of the deposited week. An exchange request may be placed against such deposit at the same time or at any time after the deposit, but no later than 24 months after the commencement date of the deposited week. The requested travel dates must be no earlier than 24 months before and no later than 24 months after the commencement date of the deposited week. Additionally, requests may not be submitted more than 24 months prior to the commencement date of the week requested. (ii) Request First Exchange Method. Members who own Vacation Interests at resorts participating in the Early Deposit/Request Program and who utilize the Request First exchange method may place exchange requests up to 24 months prior to the commencement date of the week being relinquished for exchange and the requested travel dates must be prior to or the same as the dates of the week being relinquished. All other terms and conditions of exchange apply to this special service, except where expressly noted to the contrary. (d) For exchange requests made less than 60 days prior to the travel date requested, Flexchange is a service in which vacation exchange requests may be submitted by telephone or via the Internet at IntervalWorld.com and an instant confirmation received from 59 days up until 24 hours in advance of the travel dates desired. If a Flex Deposit has been made, the exchange request must be made through the Flexchange service. Available Host Accommodations for the date requested will be offered and a Confirmation will be instantly issued if one of these availabilities is accepted at the time of the offer. Holiday, summer, and other highly demanded weeks usually are not available through Flexchange. (e) Regardless of the methodology used, once an exchange request is submitted, it may be canceled only if notice of cancellation is received by II prior to Confirmation of the request. Once issued, a Confirmation may be canceled only in accordance with one of II’s Exchange Cancellation Policies, as described in Paragraphs 7 and 8 below. (f) Points (including Club Interval Points) are not charged or deemed used until an exchange has been confirmed. However, a Member may not utilize the same points for more than one exchange request at a time. For a Club Interval Confirmation to be issued, the number of Club Interval Points required will be based on the Host Accommodations being requested in accordance with the above Club Interval Weekly Points Values chart. Once a points-based Confirmation has been issued, the Member will be deemed to have used the number of points applicable to such Confirmation, and such points will no longer be available to that Member, unless the Confirmation is canceled in accordance with one of II’s Exchange Cancellation Policies as described in Paragraphs 7 and 8 below. Where a given exchange request is not confirmed, no points will be subtracted from the Member’s account. 2. To submit a valid exchange request, a minimum of three different resorts and one time period, three different time periods and one resort, or two resorts and two time periods must be requested. Members may be confirmed into any resort or time period requested. 3. For those Members exchanging with II based on the deposit or relinquishment of a unit week, the Member may request to travel with a number of people equal to the maximum occupancy of the accommodations deposited or to be relinquished, provided that the number of people traveling does not exceed the standard traveling party size associated with each unit type as follows: hotel, studio, or efficiency unit — two persons; one-bedroom unit — four persons; two-bedroom unit — six persons; three-bedroom unit — eight persons, and four-bedroom unit — 10 persons. Confirmations may be made into any unit that will accommodate the number of people in the Member’s traveling party, even where the Home Resort accommodations deposited or relinquished can accommodate a greater number of people. For example, if a Member relinquishes a two-bedroom unit that accommodates six people, but is traveling with only four people, he or she may be confirmed into either a two-bedroom or one-bedroom unit. In all instances, exchange opportunities are enhanced by accepting any unit that will accommodate the number of people traveling. 4. Exchanges are arranged on a space-available basis, taking into consideration the “Comparable Exchange” concept explained in Paragraphs 12 and 13. Neither II, nor any developer or marketer, can guarantee the fulfillment of a specific request as all weeks are received on a periodic basis throughout the year. II does not control the timing, location, or number of weeks available to the Exchange Program. 5. Some Members may be restricted from exchanging into resorts located within the same geographical area as the Home Resort accommodations that are being deposited or relinquished. There are currently such restrictions in Aruba; Barbados; Cabo San Lucas, Mexico; Cancún, Mexico; Cyprus; Dominican Republic; Door County, Wisconsin; Eastern British Columbia; Gatlinburg/Pigeon Forge, Tennessee; Grand Bahama Island; Grand Cayman Island; Guatemala; Hawaii (the Big Island); Maui, Hawaii; Kauai, Hawaii; Hilton Head, South Carolina; Lake Tahoe, California; Las Vegas, Nevada; Madeira, Portugal; Malta; Marco Island, Florida; Mazatlán, Mexico; Naples, Florida; Okaloosa and Walton County, Florida; Kissimmee/Orlando, Florida; Palm Desert, California; Palm Springs, California; Phuket, Thailand; Puerto Vallarta, Mexico; Riviera Maya, Mexico; Riviera Nayarit, Mexico; St. Maarten; Stateline, Nevada; Summit County, Colorado; Virginia Beach, Virginia; and Williamsburg, Virginia. Generally, this restriction does not apply to Members requesting an exchange to 6

Member Resorts under common ownership or management with the Home Resort. Additional geographic areas may be restricted in the future. Members affected by any future restrictions will be advised via II’s regular publications. 6. Only II can confirm vacation exchange requests and only II written Confirmations are valid. II will attempt to confirm a request until 48 hours before the latest travel dates requested; however, beginning on the 29th day prior to the latest travel dates requested, II will contact the Member by telephone in order to obtain acceptance by the Member prior to issuing a Confirmation. 7. II Exchange Cancellation Policy — Other than Club Interval Points–Based Exchange Confirmations (a) The only circumstances under which a Member using the Exchange Program may lose the use and occupancy of the Home Resort accommodations or relinquished points without being provided Host Accommodations are if a Member: (i) using the Deposit First method of exchange fails to submit a valid exchange request within the time periods specified; (ii) using the Deposit First method of exchange requests accommodations that are not available and fails to accept any alternate locations and/or time periods offered; (iii) cancels a Confirmation seven days or more prior to the first date of occupancy of the Host Accommodations being canceled and fails to request substitute accommodations in accordance with II’s Exchange Cancellation Policy; (iv) cancels a Confirmation less than seven days prior to the first date of occupancy of the Host Accommodations being canceled; (v) cancels or loses the use of a Confirmation, at any time, due to the threatened or actual damage or destruction of the Host Accommodations; (vi) cancels a Confirmation for substitute Host Accommodations that was previously issued to the Member under II’s Exchange Cancellation Policy; or (vii) where the use of the Home Resort accommodations by II is lost or impaired due to circumstances beyond II’s control. (b) Under II’s Exchange Cancellation Policy, a Member is entitled to cancel a Confirmation by notifying II of his or her desire to cancel such Confirmation within the first 24 hours after the exchange request has been confirmed. In the event that the Member has used the Deposit First method of exchange, the Member’s exchange fee will be refunded and the deposit will revert to a status such that the Member may redeem such deposit at a future time to place another exchange request. If the Member has used the Request First method of exchange, the Member’s exchange fee will be refunded and the right to occupy the Home Resort accommodations shall revert to the Member. (c) When a Member notifies II of his or her desire to cancel a Confirmation seven days or more prior to the first date of occupancy of the Host Accommodations being canceled, the Member will be entitled to request substitute exchange accommodations, as long as the Member requests travel occurring no later than 12 months following the date on which the Member cancels said Confirmation for Host Accommodations. However, the time period in which the Member is entitled to request substitute exchange accommodations is limited, as follows: (i) When a Member notifies II of his or her desire to cancel the Confirmation 60 days or more prior to the first date of occupancy of his or her Host Accommodations, the Member may request substitute exchange accommodations at any time from the date of cancellation up to 24 hours prior to the first date of occupancy of such substitute exchange accommodations. (ii) Where the Member notifies II of his or her desire to cancel the Confirmation 59 days to 14 days prior to the first date of occupancy of his or her Host Accommodations, the Member may request substitute exchange accommodations 59 days to 24 hours prior to the first date of occupancy of such substitute exchange accommodations. (iii) When a Member notifies II of his or her desire to cancel the Confirmation from 13 to seven days prior to the first date of occupancy of his or her Host Accommodations, the Member may request substitute exchange accommodations from limited travel destinations 30 days to 24 hours prior to the first date of occupancy of such substitute exchange accommodations. (iv) II will retain the exchange fee paid initially to secure the canceled Confirmation. 8. II Exchange Cancellation Policy — Club Interval Points–Based Exchange Confirmations (a) The only circumstances under which a Club Interval Gold Member who exchanges with II based on the relinquishment of Club Interval Points may lose the use of his or her Points without being provided Host Accommodations are if such Club Interval Gold Member: (i) fails to submit a valid exchange request prior to the expiration of such Club Interval Points; (ii) requests accommodations that are not available and fails to accept any alternate locations and/or time periods offered prior to the expiration of the Club Interval Points; (iii) cancels or loses the use of a Confirmation, at any time, due to the threatened or actual damage or destruction of the Host Accommodations; or (iv) where the use of the Eligible Vacation Interest on which such Club Interval Points were issued is lost or impaired due to circumstances beyond II’s control. (b) Under II’s Exchange Cancellation Policy for Club Interval Points- Based Exchange Confirmations, a Club Interval Gold Member is entitled to cancel a Confirmation by notifying II of his or her desire to cancel such Confirmation within the first 24 hours after the exchange request has been confirmed. In such instance, the Club Interval Points utilized for the Confirmation are restored to the Member’s II account and any exchange fee paid that is associated with the canceled Confirmation is refunded. (c) When a Club Interval Gold Member notifies II of his or her desire to cancel a Confirmation one day or more prior to the first date of occupancy of the Host Accommodations being canceled, the Member will receive a percentage of Club Interval Points utilized for the Confirmation refunded, as follows: (i) When a Club Interval Gold Member notifies II of his or her desire to cancel the Confirmation 120 days or more prior to the first date of occupancy of his or her Host Accommodations, the Club Interval Gold Member will receive a refund of 100 percent of the Club Interval Points utilized. (ii) When a Club Interval Gold Member notifies II of his or her desire to cancel the Confirmation from 119 days to 60 days prior to the first date of occupancy of his or her Host Accommodations, the Club Interval Gold Member will receive a refund of 75 percent of the points utilized. (iii) When the Club Interval Gold Member notifies II of his or her desire to cancel the Confirmation from 59 days to 30 days prior to the first date of occupancy of his or her Host Accommodations, the Club Interval Gold Member will receive a refund of 50 percent of the points utilized. (iv) When the Club Interval Gold Member notifies II of his or her desire to cancel the Confirmation from 29 days to one day prior to the first date of occupancy of his or her Host Accommodations, the Club Interval Gold Member will receive a refund of 25 percent of the points utilized. (v) II will retain the exchange fee paid initially to secure the canceled Confirmation. 9. (a) Notwithstanding the foregoing Paragraphs 7 and 8, no Member may request substitute exchange accommodations or any refund of Club Interval Points where such Member has canceled or has lost the use 7

8 of a Confirmation as a result of the Host Accommodations being damaged or destroyed, or where such damage or destruction is imminent. Where a Member is issued a Confirmation to a Host Resort located in an area prone to damage or destruction due to adverse weather conditions, earthquakes, or other natural disasters, travel insurance is available through a third party provider. Information about travel insurance is available at IntervalWorld.com. (b) II reserves the right to deny a Member substitute exchange accommodations under II’s Exchange Cancellation Policies where such Member has received compensation for his or her canceled exchange accommodations pursuant to travel cancellation insurance or otherwise. (c) In all instances that a Member requests substitute exchange accommodations pursuant to II’s Exchange Cancellation Policies, the Member will be entitled to request substitute Host Accommodations comparable in quality to the Home Resort accommodations. (d) The date the Member cancels will be deemed the new date of relinquishment in determining a priority with respect to Paragraph 13(e). (e) No request for substitute exchange accommodations will qualify for an internal exchange priority as it relates to Paragraph 14 hereunder. (f) Where a request for substitute exchange accommodations is allowed under either of II’s Exchange Cancellation Policies, the Member will be required to pay an additional exchange fee at the time he or she requests substitute exchange accommodations. (g) II’s Exchange Cancellation Policies do not apply to ShortStay Exchange Confirmations, Getaway Confirmations, or Interval Options Confirmations. A cancellation of a ShortStay Exchange Confirmation or Interval Options Confirmation results in the loss of the Home Resort unit week or points relinquished. 10. Irrespective of the calendar followed by the Home Resort, Members may be confirmed into a resort with weekly time periods beginning on any day of the week. 11. Any week not confirmed by II to a Member will be used by II for general commercial purposes. 12. The Exchange Program is based upon the “Comparable Exchange” concept. Comparable Exchange attempts to parallel, to the greatest extent possible, the supply of and demand for the vacation period relinquished to the Exchange Program with the supply of and demand for the vacation period being requested in exchange. Comparable Exchange also attempts to ensure that Members are confirmed, whenever possible, to resorts that are comparable in quality to the Home Resort. 13. II, therefore, in order to achieve its goal of providing the Member with an exchange experience comparable to that which the Home Resort provides, assigns a priority to each request based on the following factors: (a) The supply of and demand for, within the Exchange Program, the vacation period deposited (Deposit First) or being offered in exchange (Request First), and the Home Resort. (b) The supply of and demand for, within the Exchange Program, the vacation period and Member Resort being requested in exchange. (c) The quality, facilities, and overall experience offered by the Home Resort as compared to the quality, facilities, and overall experience of the Member Resort being requested in exchange. This is based on evaluation forms received from exchange guests to the Home Resort, resort inspections and evaluations, and other information received by II regarding the Home Resort. (d) When the exchange request is received by II. The earlier of two identical requests for the same vacation period with identical relinquishment will receive priority. (e) The amount of time in advance of the first date of occupancy that the Home Resort vacation period is relinquished to II. (f) The unit type and private sleeping capacity being relinquished as compared to the unit type and private sleeping capacity being requested. The priority established for exchange requests is based on the number of persons that the deposited or to-be-relinquished Home Resort unit will accommodate privately. The number of persons accommodated privately is generally determined on the basis of two people per private sleeping area having access to a bathroom. Such bathroom access must not interfere with the privacy of the people who occupy the unit’s other private sleeping areas. All of the above factors, with the exceptions of when the Home Resort accommodations are relinquished, when a request is received, and the unit type and private sleeping capacity, are constantly changing and are updated by II on an ongoing basis. Not all of the factors described above are applicable to points-based exchanges (or, alternatively, have already been taken into account in the development of the Club Interval Weekly Points Values chart). 14. In addition to the above, priority in the exchange confirmation process may be provided to: (a) Members requesting an exchange to selected Member Resorts that are owned, or in certain instances marketed, and/or managed in common with the Home Resort, and (b) Members who own a Vacation Interest at a Member Resort located in the geographic regions of Australia, New Zealand, and/or South Africa, and are requesting an exchange to other Member Resorts that are located in the same geographic region as the Member’s Home Resort. 15. The Host Accommodations may be used only for personal and noncommercial purposes. Members are expressly prohibited from exchanging or renting the Host Accommodations, including, but not limited to offering the Host Accommodations for sale or rent to third parties through the use of a Guest Certificate or otherwise. Failure to use the Host Accommodations will not entitle Members to use the Home Resort accommodations for the period relinquished. Confirmations are issued only in the name of the Member placing the exchange request, and Host Accommodations may be used only by the Member and accompanying guests, unless a Guest Certificate is obtained from II. There is a fee for each Confirmation assigned via a Guest Certificate which must be paid, plus any applicable tax, when the certificate is requested. This Guest Certificate fee is in addition to the exchange fee required when the exchange request is placed. Notwithstanding the foregoing, Interval Platinum Members are not required to pay a Guest Certificate fee when requesting a Guest Certificate for their guests. Failure to secure a Guest Certificate for a guest of the Member when the Member does not plan to occupy the Host Accommodations may result in termination of the membership and cancellation of any existing Confirmations with future travel dates. Guests of Members who arrive at a Host Resort without a Guest Certificate will be denied access to the accommodations until the Member has purchased a Guest Certificate from II. 16. The Member requesting the Guest Certificate is responsible for the acts and omissions of the individuals occupying the Host Accommodations, including any loss or damage to the Host Resort or the Host Accommodations. Individuals under the age of 21 are not eligible to receive a Guest Certificate. Additionally, the issuance of a Guest Certificate and the use of the Host Accommodations are subject to any restrictions or limitations that may be imposed by the Host Resort. Members are expressly prohibited from selling or exchanging a Guest Certificate for cash, barter, or other consideration. In the event that any of the above terms are breached, II reserves the right to revoke the Guest Certificate and cancel the underlying Confirmation. 17. By depositing a week or submitting an exchange request, Members represent and warrant that they have the right to use or assign the Home Resort accommodations, and that all maintenance fee assessments or similar charges have been paid through the date of the week deposited or being relinquished in exchange and the requested travel dates. Exchange privileges may be denied and a Confirmation canceled if all such maintenance fee assessments or similar charges at the Home Resort have not been paid. II reserves the right to cancel any previously issued Confirmation if it receives notice that a Member has not paid any outstanding fee, assessment, or other charge in a timely fashion. A vacation week may not be rented, exchanged, or given to any third party once it has been deposited with the Exchange Program, while II is attempting to fulfill an exchange request, or after II has issued a Confirmation. Additionally, if the Vacation Interest is sold after a week has been deposited, while an exchange request is pending with II, or after II has issued a Confirmation into a week, such sale must be subject to II’s exclusive right to use the week deposited (Deposit First) or the week relinquished (Request First) to the Exchange Program. Any action in contravention of the foregoing will subject the Member to an administrative fee, and the Member shall be responsible for all losses incurred by II. Additionally, such individual’s membership privileges with II will be suspended (without further obligation by II) until such time as all amounts owed to II have been paid in full. Special Exchange Services 1. The Getaway Program is a special exchange service offered by II from time to time in which resort accommodations are confirmed to Members upon payment of a fee plus any applicable tax. The resort accommodations available through the Getaway Program include resort accommodations that have been deposited or relinquished by Members, but are not otherwise utilized by II, and resort accommodations made available to II directly by resort developers or other third parties for their use in the Getaway Program. The fee charged to Members by II is based primarily upon the unit size confirmed, the location of the accommodations, and the occupancy date. To participate in the Getaway Program, Members are not required to relinquish their Home Resort accommodations. Interval Platinum Members are afforded “priority” Getaway viewing, which allows the Interval Platinum Members to view and reserve newly added Getaway resort accommodations in advance of other Members, provided, however that priority Getaway viewing does not apply to any resort accommodations 59 days or less before their initial date of occupancy. Resort accommodations will be available to all Members in good standing at that time. In certain circumstances, Members may not be confirmed through the Getaway Program into their Home Resort or into Member Resorts that are, directly or indirectly, under common ownership or control with the Home Resort, due to the Home Resort’s internal rules, regulations, or procedures. II reserves the right to limit the number of Getaway Confirmations issued to a particular Member in any particular year and to limit the number of units confirmed to a Member for any given travel date or for any given Member Resort. 2. The Interval Options® Program is an alternative exchange service offered by II to Members of the Interval Gold, Club Interval Gold, and Interval Platinum membership programs, whereby said Members are allowed to exchange their Home Resort accommodations for a credit against the purchase of cruise, spa, or golf vacations, as well as tours and certain other travel services. Participation in this Program requires the payment of an exchange transaction fee, as designated by II at the time the request is placed, and a supplemental fee upon II’s confirmation thereof. The amount of the supplemental fee is assessed on a per-person basis and varies depending on many factors, including, but not limited to, the alternative vacation selected, the itinerary and travel dates selected, the accommodations selected, and the Home Resort accommodations relinquished. In the event that a Confirmation made through the Interval Options Program is canceled, the supplemental fee shall be refunded in accordance with the refund policies of the provider(s) of the alternative vacation component(s). In all instances, the alternative vacation packages are requested using the Request First exchange method. All Interval Options exchange requests must be placed at least 90 days prior to the initial occupancy date of the Home Resort accommodations relinquished for such Interval Options exchange. The initial occupancy date of the requested Interval Options exchange may be prior to or subsequent to the occupancy date of the Home Resort accommodations relinquished, but no later than the advance booking date of the alternative vacation component. Additionally, the commencement date of the Home Resort accommodations relinquished may not be more than one year after the first occupancy date of the confirmed alternative vacation component. 3. II’s Exchange Cancellation Policies do not apply to Getaway and Interval Options Confirmations. Any cancellation of a Getaway Confirmation results in the loss of the unit and all fees paid. Getaway fees will not be refunded under any circumstances. The exchange transaction fee associated with an Interval Options exchange request will be refunded only if an exchange cannot be confirmed, or if cancellation of the applicable exchange request is received by II prior to Confirmation. Where a Member receives a Getaway Confirmation or an Interval Options Confirmation for accommodations or an alternative vacation package located in an area prone to damage or destruction due to adverse weather conditions, earthquakes, or other natural disasters, travel insurance is available through a third party provider. Information about travel insurance is available at IntervalWorld.com. 4. Getaway and Interval Options Confirmations may not be sold, bartered, or exchanged for other consideration. However, where the Member will not be occupying the confirmed Getaway resort accommodations or utilizing the Interval Options alternative vacation package, a Guest Certificate may be obtained in accordance with the terms set forth in Paragraphs 15 and 16 under Exchange Procedures and Priorities. 5. All other terms and conditions of the Exchange Program apply to these special services, except where noted to the contrary. 6. II does not guarantee the continuation of either of these special exchange services. Members will be advised in writing if any of these services are discontinued. However, the vacation opportunities available through the Getaway Program may vary, from time to time, and its terms of use may be changed without prior notice. Fees The membership and exchange fees set forth below are applicable for residents of the United States, Canada, and the Caribbean. Residents of other geographic areas are subject to different membership and exchange fees which are assessed by local servicing offices or representatives. 1. II’s current annual Individual Membership fee is US$89, plus any applicable tax, and the annual upgrade fee (in addition to the applicable Individual Membership fee) for: a) Interval Gold status is US$59, plus any applicable tax; and b) Interval Platinum is US$129, plus any applicable tax. When enrolled in II’s Automatic Renewal Option, annual renewal dues will be charged automatically to the credit card indicated, at the rate applicable at membership expiration, unless canceled in writing prior to the renewal date. II will provide each Member not less than seven calendar days’ written notice of renewal prior to processing such automatic charge and membership will continue from year to year for as long as the Member is eligible for membership. Where a Member purchases additional Vacation Interests, such Member may include such additional Vacation Interests within his or her then-current Individual Membership upon the payment of an administrative fee of US$39 per adjustment. Alternatively, upon the purchase of additional Vacation Interests, said Member may elect to pay an additional annual Individual Membership fee of US$89 at the time such Vacation Interests are included with the Individual Membership, whereupon II shall extend the term of said Member’s then-current Individual Membership for an additional 12-month period per additional membership fee paid. 2. The current Club Interval Gold membership fee is $148. Once an owner of a Vacation Interest is enrolled in the Club Interval Gold program, 9

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and the owner's membership with II becomes a Club Interval Gold membership as to all Vacation Interests owned, both Eligible Vacation Interests and other Vacation Interests, including Vacation Interests at other Member Resorts. Where an owner has an existing Individual Membership and/or Interval Gold membership for which such owner has remitted membership fees directly to II, at the time of his or her purchase of an Eligible Vacation Interest, the remaining value of such fees will be taken into consideration in determining the appropriate term of the Club Interval Gold membership. The value of any previously paid Interval Platinum fees are not included in this consideration. If the existing Individual Membership and Interval Gold membership have different expiration dates, the expiration date of the Club Interval Gold membership may differ, but the Member will have received the benefit of the prior membership fees paid. Club Interval Gold membership fees submitted by the Club Interval Gold Member are refundable on a pro rata basis (based on the number of full months remaining in the applicable membership period) upon a Club Interval Gold Member's request for cancellation of his or her membership and provided that the Club Interval Gold Member also returns to II any Club Interval Gold membership card(s) that he or she has received.

3. **Notwithstanding the provisions of the foregoing Paragraphs 1 and 2, where a Member owns a Vacation Interest at a Member Resort participating in a corporate membership program, as well as owning a Vacation Interest at a Member Resort through which the Member participates as an Individual Member of the Exchange Program and/or an Eligible Vacation Interest, said Member must maintain his or her Individual Membership and/or the Club Interval Gold membership, separate and distinct from his or her participation in the corporate membership program.**

4. **Membership fees submitted by the Individual Member are refundable on a pro rata basis (based on the number of full months remaining in the applicable membership period) upon a Member's request for cancellation of his or her membership. Upgrade fees for Interval Gold status are refundable on the same basis, provided, however, that the Member also returns to II any Interval Gold membership card(s) that he or she has received. Upgrade fees for Interval Platinum are nonrefundable under any circumstances.** Failure to renew membership within 120 days from any expiration thereof may require payment of a US$200 readmission fee to reinstate membership.

5. The exchange fee per week confirmed is US$184 plus any applicable tax, and must be paid at the time an exchange request is made. Members who choose to utilize II's website at IntervalWorld.com to transact an exchange request are eligible for a US$20 discount on the applicable processing fee, per week confirmed. If the request is made by telephone, the exchange fee may be paid by a credit card acceptable to II or by check. Where the exchange fee is paid by check, however, confirmation will not occur until said check has been received and processed by II. Accommodations will be held for five calendar days pending receipt of a check for an exchange fee. In addition, in any instance in which a Member pays a fee by check, II reserves the right to collect an administrative fee where such check is returned to II. Checks are not accepted for Confirmations with occupancy commencement dates within 30 days or less. Exchange fees will be refunded only if an exchange cannot be confirmed or if cancellation of the applicable exchange request is received by II prior to Confirmation, or if cancellation is received by II within the first 24 hours of a Confirmation's issuance. Exchange fees will not be refunded under any other circumstances.

6. The ShortStay Exchange fees per Confirmation are as follows:

Duration of Stay	Call Center Transaction	Online Transaction
1 night	US$149	US$129
2 nights	US$159	US$139
3 – 4 nights	US$169	US$149
5 – 6 nights	US$179	US$159

The ShortStay Exchange fees for Members enrolled in Club Interval Gold are as follows:

Duration of Stay	Call Center Transaction	Online Transaction
1 – 4 nights	US$139	US$119
5 – 6 nights	US$159	US$139

These fees, plus any applicable tax, must be submitted by the Member at the time a ShortStay Exchange Confirmation is issued. This exchange fee is nonrefundable. Any cancellation of a ShortStay Exchange results in the loss of the accommodations relinquished.

7. If the Deposit Extension Option is selected by the Member, an additional fee per deposit is required at the time the deposit extension is requested. The fee to extend a deposit for six months is US$99 and for 12 months is US$189.

8. If a Guest Certificate is requested by any Member other than an Interval Platinum Member, an additional fee of US$49 per Confirmation is required at the time the certificate is requested. If II does not issue a Confirmation for which the Guest Certificate has been purchased, the certificate fee will be refunded. Guest Certificate fees will not be refunded under any other circumstances. Interval Platinum Members are not required to pay a fee to request a Guest Certificate.

9. In the event that a Member sells, rents, exchanges, or otherwise assigns the Home Resort accommodations to any third party after such accommodations have been deposited with II, while a request is pending with II, or after II has issued a Confirmation, II will assess such Member an administrative fee. Additionally, such Member will be responsible for all liabilities incurred by II in connection with the double use of the accommodations by the Member. Under these circumstances, membership privileges will be suspended (without further obligation by II) until such time as all amounts owing have been paid in full to II.

10. II may suspend membership privileges in the event a Member fails to pay any amount owed to the Host Resort, II, or any other company related to II.

11. Some jurisdictions have imposed a tax on the occupant of resort accommodations. Consequently, any bed tax, transient occupancy tax, or similar tax that is imposed shall, in those circumstances, be the responsibility of the exchanging Member. Members may be required to contact the Host Resort prior to arrival in order to prepay such taxes and certain other resort fees. Additionally, Members are responsible for all personal charges (e.g., telephone calls and meals) while at the Host Resort, and any utility surcharge or other charge imposed by a resort, as well as any damage to, loss, or theft from the Host Accommodations and facilities that is caused by Members or their guests.

12. Fees, if any, charged by Member Resorts for certain services, meal plans, and amenities are determined and levied by each resort. Such fees are the responsibility of the Member. These fees vary from resort to resort.

13. All fees may be increased from time to time by II, at its sole discretion. Members will be advised of any such increases through II's regular publications or on II's website, IntervalWorld.com.

Akiris Contrada Laccata Marina di Nova Siri Nova Siri (MT) 75020, Italy Alanda Club Marbella Ctra. Cádiz Km. 192 Jardines de Las Golondrinas Marbella, Málaga, Spain Alessidamo Club Via del Mare Santa Pelagina Metaponto Lido (MT), Italy Alpenclub Schliersee Kirchbichelweg 18 Schliersee 83727 Germany Alpine Club, The Schladmining/Rohrmoos Styria 8970, Austria Amatique Bay Resort & Marina Bahia de Amatique Puerto Barrios, Guatemala American Resorts International Holiday Network – Maria Alm Dorf 86 – A-5761 Maria Alm Maria Alm, Austria American Resorts International Holiday Network – St. Johann Hans-Kappacher Str. 7-9 St. Johann im Pongau 5600 Austria Americano Beach Lodge Resort 1260 North Atlantic Avenue Daytona Beach, FL 32118 Anna Grand Hotel Vacation Club Gyógy tér 1 Balatonfüred 8230, Hungary Apart Holidays – Hotel Fuenfjahreszeiten Auf dem Koepfle 1-5 Todtmoos 79682, Germany Apartur Bariloche Av. Mitre 685 Bariloche, Río Negro, Argentina Aquarius Vacation Club at Boqueron Beach Carr. #101 Int. 307 KM 18, HM 8 Cabo Rojo, Puerto Rico Aquarius Vacation Club at Embassy Suites 201 Dorado del Mar Boulevard Dorado, Puerto Rico Aruba Beach Club L.G. Smith Boulevard #53 Oranjestad Aruba, Dutch Caribbean Aruban Resort & Casino at Eagle Beach, The J.E. Yrausquin Boulevard 250 Oranjestad, Aruba, Dutch Caribbean Atlantic Club Reserva de Marbella Ctra. Nacional 340, Km. 193.6 Marbella, Málaga 29600, Spain Atrium Resort, The Arctic Avenue at 21st Street Virginia Beach, VA 23451 Auramar Beach Club Aparthotel Auramar Apartado 851, Praia Dos Aveiros 8200 Albufeira, Algarve, Portugal Avenue Plaza Resort 2111 St. Charles Avenue New Orleans, LA 70130 Azul Fives Hotel and Private Residences Predio el Limonar, Fraccion 2 Xcalacoco Quintana Roo 77710, Mexico Azul Sensatori Carretera Puerto Morelos KM 1+173.33 Fracc. III y IV Playa del Carmen Quintana Roo 77710 Mexico Bagaglino I Giardini di Porto Cervo I Ginepri & Le Magnolie Liscia di Vacca, Sassari, Italy Bahía Manzano Puerto Manzano – Los Lagos Villa La Angostura Neuquén, Argentina Banff Rocky Mountain Resort 1029 Banff Avenue P.O. Box 100 Banff, Alberta T0L 0L0 Canada Barceló Los Cabos P. Malecón Lote 5 s/n D. Fonatur San José del Cabo, B.C.S. Mexico Beach House Golf and Racquet Club 6800 North Ocean Boulevard Myrtle Beach, SC 29577 Beach House Seaside Resort 52 Marine Parade Coolangatta, Queensland 4225 Australia Beach Quarters 5th & Atlantic Avenues Virginia Beach, VA 23451 Beacons of Minocqua, The 8250 Northern Road Minocqua, WI 54548 Bel Air Collection Resort & Spa Cancún Boulevard Kukulcan Km. 50.5 Zona Hotelera Cancún, Quintana Roo, Mexico Bel Air Collection Resort & Spa Vallarta Lot F. Flamingos Nuevo Vallarta, Nayarit, Mexico Bel Air Collection Resort & Spa Xpuha Kilometro 265 Riviera Maya Riviera Maya, Quintana Roo, Mexico Bellasera Tuscan Villas & Piazza 1795 Country Club Drive Kelowna, British Columbia V1Y 9N8 Canada Bighorn Meadows Resort 7563 Columbia Avenue and Stanley Street Radium Hot Springs British Columbia V0A 1M0 Canada Bilmar Beach Resort Condominium 10650 Gulf Boulevard Treasure Island, FL 33706 Blackstone Mountain Lodge 170 Kananakis Way Canmore, Alberta, Canada BlueBay Beach Club Avda. Pablo Picasso s/s, Urb. Bahía Feliz San Agustín, Gran Canaria 35100 Canary Islands, Spain Blue Ridge Village, an Equivest Managed Resort Route 1, Box 264, Highway 184 Banner Elk, NC 28604 Blue Seas Resort & Spa Calle Malecon #1 Colonia Emiliano Zapata Puerto Vallarta, Jalisco 48300 Mexico Blue Tree Resort at Lake Buena Vista 12007 Cypress Run Road Orlando, FL 32836 Bluebeard’s Beach Club & Villas 100 Frenchman’s Bay St. Thomas 00802 U.S. Virgin Islands Bluegreen’s Club La Pension 115 Decatur Street New Orleans, LA 70130 Boambee Bay Resort 8 Barber Close Toormina, New South Wales 2452 Australia Boyne Vacation Club at Bay Harbor Resort 3600 Village Harbor Drive Bay Harbor, MI 49770 Boyne Vacation Club at Disciples Ridge 1 Boyne Mountain Road P.O. Box 19 Boyne Falls, MI 49713 Boyne Vacation Club at Mountain Grand Lodge 1 Boyne Mountain Road P.O. Box 19 Boyne Falls, MI 49713 Boyne Vacation Club at Hemlock 1 Boyne Mountain Road P.O. Box 19 Boyne Falls, MI 49713 Boyne Vacation Club at Pleasantview Loft 600 Highlands Drive Harbor Springs, MI 49790 Boyne Vacation Club at Shoshone 1 Lone Mountain Trail P.O. Box 160001 Big Sky, MT 59716 Boyne Vacation Club at Stillwater 1 Lone Mountain Trail P.O. Box 160001 Big Sky, MT 59716 Brewster Green Resort. 203 Lund Farm Way Brewster, MA 02631 Briarwood Pine Valley Drive Falmouth, MA 02540 RESORTS WITH 51 OR MORE UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY 11

12 Brockway Springs Resort 101 Chipmunk Street Kings Beach, CA 96143 Cabins at Green Mountain 3864 Green Mountain Drive Branson, MO 65616 Cabo Villas Beach Resort Callejon Del Pescador S/N Cabo San Lucas 00257, Mexico Calampiso Sauci Grande, San Vito lo Capo Trapani, Sicily, Italy California Vacation Club – Indian Palms 48-630 Monroe Street Indio, CA 92201 California Vacation Club – The Lodge at Kingsbury 133 Deer Run Court Stateline, NV 89449 California Vacation Club – Riverpointe Napa Valley 500 Lincoln Avenue Napa, CA 94558 California Vacation Club – Vista Mirage 400 S. Hermosa Palm Springs, CA 92262 Calypso Cay Vacation Villas 4951 Calypso Cay Way Kissimmee, FL 34746 Canada House Beach Club 1704 North Ocean Boulevard Pompano Beach, FL 33062 Canadian Resorts – Marparaiso Queen Km. 24 Carretera a Barra Vieja Acapulco, Mexico Cancún Clipper Club Mauna Loa Shopping Center Apartado Postal #1725 Cancún, Quintana Roo 77500 Mexico Caribbean and Dream Buildings at Ocean Landings Resort 900 North Atlantic Avenue Cocoa Beach, FL 32931 Caribbean Palm Village Noord 43-E Palm Beach Road Oranjestad, Aruba, Dutch Caribbean Carriage House, The 105 East Harmon Avenue Las Vegas, NV 89109 Carriage House at Pocono Manor Route 314 Pocono Manor, PA 18349 Carriage Place at Surrey Vacation Resort, The8 430 C Highway 165 South Branson, MO 65616 Casa Del Mar Beach Resort J.E. Yrausquin Boulevard 51/53 Oranjestad Aruba, Dutch Caribbean Casa Dorada at Médano Beach Avenida del Pescador s/n Loc. 9 y 10 Col. El Médano, Cabo San Lucas, Mexico Casa Dorada Cabo Real KM 18.5 Carretera Transpeninsular Los Cabos, Baja California 23400 Mexico Casa MenDan Gyógyfüö ter 4 Zalakavos, Zala 8749, Hungary Casa Ybel Beach and Racquet Club 2255 West Gulf Drive Sanibel Island, FL 33957 Castaways Cove Collier’s Bay Collier’s Bay, Grand Cayman Cayman Islands Castillo Beach Club Lake Reception, Caleta de Fuste Antigua, Fuerteventura 35600 Canary Islands, Spain Catalina Beach Club 1303 South Atlantic Avenue Daytona Beach, FL 32018 Causeway on Gull 8095 Lost Lake Road Nisswa, MN 56468 Cedar Lake Country Club 555 Nerang Murwillumbah Road Advancetown Via Nerang Queensland 4211, Australia Chalet High/Chalet High North Route 717 Basye, VA 22810 Chalet High South Fairway Drive Basye, VA 22810 Chayofa Country Club Chayofa, Arona Tenerife 38627 Canary Islands, Spain Cherry Tree Condo Hotel 2345 US 31 North Traverse City, MI 49686 Christie Lodge, The 47 East Beaver Creek Boulevard Avon, CO 81620 Christmas Mountain Village 5944 Christmas Mountain Road Wisconsin Dells, WI 53965 Chula Vista Resort Highway 13 North Wisconsin Dells, WI 53965 Cibola Vista Resort and Spa 27501 N. Lake Pleasant Road Peoria, AZ 85383 Cliffs Club, The 3811 Edwards Road Princeville, Kauai, HI 96722 Clowance Estate & Country Club Praze-An-Beeble Camborne, Cornwall TR14 0PT United Kingdom Club Armonia Kadikalesi – Turgutreis Bodrum-Mugla Turkey Club Asia International – Damai Beach Resort Jalan Santubong Kuching, Sarawak 93756 Malaysia Club Asia International – Damai Puri Resort and Spa Jalan Santubong Kuching, Sarawak 93762, Malaysia Club Asia International – Riverside Majestic Hotel Jalan Tunku Abdul Rahman Kuching, Sarawak 93756 Malaysia Club Cala de Palmas (Palmas del Mar) 170 Candelero Drive Humacao, PR 00791 Club Casa Dorada Spa & Golf Resort Km. 19.5 Carretera Transpeninsular San José del Cabo, B.C.S. 23400 Mexico Club Cascadas de Baja8 Camino Viejo a San José Cabo San Lucas, B.C.S., Mexico Club de Soléil 5499 West Tropicana Avenue Las Vegas, NV 89103 Club del Carmen Calle Noruega 2 Puerto del Carmen, Lanzarote Canary Islands, Spain Club Destin Resort 1085 Highway 98 Destin, FL 32541 Club Estela Dorada at Gruphotel Club Jardines Paraisol Calle Ciudad de Reus, 19 Salou, Tarragona 43840, Spain Club Estela Dorada at Gruphotel Mediterranean Club Cala Pi Urb. Torre Cala Pi Llucmajor, Mallorca Balearic Islands 07639, Spain Club Flipper Tilkicik Mevkii Yalikavak Bodrum, Mugla, Turkey Club Gran Dorado Port Zélande 2 Oudorp 3253 MG, Netherlands Club Greece at Villea Village Analipsi, Pefkon Sitia, Crete, Greece Club Hotel Tiberias Ahad Ha’am Street Tiberias 14222, Israel Club In Coral Beach Eilat, Israel Club Internacional de Cancún Bulevar Kukulcán Cancún, Quintana Roo 77500 Mexico Club Intrawest – Blackcomb 4580 Chateau Boulevard Whistler, British Columbia V6B 5C6 Canada Club Intrawest – Blue Mountain 276 Jozo Weider Boulevard Blue Mountain, Ontario L9Y0V2 Canada Club Intrawest – Palm Desert 1 Willow Ridge Palm Desert, CA 92260 Club Intrawest – Sandestin 8626 Baytowne Avenue West Sandestin, FL 32550 Club Intrawest – Zihuatanejo Carretera Escencia Playa la Ropa Zona Hotelera, P.O. Box 272 Zihuatanejo, Guerrera 40880 Mexico

Club La Costa at Las Farolas Urb. Las Farolas Carretera Cádiz, Km. 203 Mijas-Costa, Málaga, Spain Club Monte Anfi Barranco de la Verca Arguineguín, Gran Canaria 35120 Canary Islands, Spain Club Mougins Chemin de Val Fleuri Mougins 06250, France Club Ocean Villas II 105 Edward Taylor Road 120th Street Ocean City, MD 21842 Club Paihia 67 Williams Road Paihia, New Zealand Club Patara Kalkan Club Patara Kalkan, Turkey Club Prestige Tuerkmen Mahallesi (Aydin) Kusadasi, Turkey Club QM at Kingsbury Crossing 133 Deer Run Court Stateline, NV 89449 Club QM at Thunderbird Resort Club 200 Nichols Boulevard Sparks, NV 89431 Club Residence Capopiccolo Località Capopiccolo Isola di Capo Rizzuto Crotone 88076, Italy Club Royale at Aztec Country Club c/o Aztec Country Club Calle Libra, Urb. Riviera del Sol Mijas-Costa, Málaga 29647, Spain Club Royale at Lubina Sol c/o Aztec Country Club Calle Libra, Urb. Riviera del Sol Mijas-Costa, Málaga 29647, Spain Club Rüyakent Turgutreis Akyarlar Bodrum-Mugla, Turkey Club Sevilla 4646 West Irlo Bronson Memorial Highway Kissimmee, FL 34746 Club Sol del Este Avenida Roosevelt y Parada 12 Punta del Este, Uruguay Club Sultán de Marbella Calle Arturo Rubinstein, s/n Marbella 29600, Spain Club Système Vacances at Oasis Club Avenida Las Palmeras Urb. Riviera del Sol Mijas-Costa, Málaga 29647, Spain Club Système Vacances at Parque Albatross Urb. Golf del Sur San Miguel de Abona, Tenerife Canary Islands, Spain Club Système Vacances at Vera Beach Club Urb. Pueblo Laguna Ctra. Garrucha-Palomares Urb. Vera Coast, Apdo. 198 Garrucha, Almería, Spain Club Tahiti II Calle Isla de Lobos 12 Costa Teguise Lanzarote Canary Islands, Spain Club Tahoe Resort8 914 Northwood Boulevard Incline Village, NV 89451 Club Tesoro at Cabo San Lucas Resort Boulevard Marian s/n Cabo San Lucas, BCS 23410, Mexico Club Vacacional en la Torre Azul Fontan Bulevar Ixtapa s/n Zona Hotelera Ixtapa, Guerrero 40880, Mexico Clube Praia da Oura Apartado 827 8200 Albufeira Algarve, Portugal Coconut Bay Resort 919 North Birch Road #101 Fort Lauderdale, FL 33304 Coconut Beach Resort 1500 Alberta Street Key West, FL 33040 Coconut Palms Beach Resort 611 South Atlantic Avenue New Smyrna Beach, FL 32169 Cold Spring Properties 460 North Ashland Road Ashland, NH 03217 Colonies at Williamsburg, The 5380 Olde Towne Road Williamsburg, VA 23188 Condohotel Villa Del Mar Km. 2.5, Francisco Medino Ascencio Puerto Vallarta, Jalisco Mexico Condominio Gran Hotel Pucón Holzapfel 190 Pucón, Chile Condominios Solamar Inn Boulevard Sábalo #1942 Mazatlán, Sinaloa Mexico Corail Royal Plage Tabarka, Tunisia Coral Beach Resort Urbanization La Concha c/Nestor Alamo, 1 Playa Honda Arrecife, Lanzarote 35500 Canary Islands, Spain Coral Reef Beach Resort. 5800 Gulf Boulevard St. Petersburg Beach, FL 33706 Cordial Residence ‘Il Pelagone’ Toscana Km. 219 SS 1 Aurelia Loc. Il Pelagone Gavorrano (Grosseto) I-58023, Italy Cordial Sanotel Badgastein Conrad-Strochner-Strasse 2 Badgastein 5640, Austria Cordial Theaterhotel Wien Josefstädterstrasse 22 Vienna 1081, Austria Cordial-Hotel Achenkirch Am Achensee 177 Achenkirch 6215, Austria Cordial-Hotel Reith bei Kitzbühel Cordial Platz 1 Reith bei Kitzbühel A-6370, Austria Costa Linda 59 J.E. Irausquin Boulevard P.O. Box 1345 Oranjestad, Aruba Dutch Caribbean Cove at Ormond Beach, The 145 South Atlantic Avenue Ormond Beach, FL 32176 Cove at Yarmouth, The. 183 Main Street, Route 28 West Yarmouth, MA 02673 Creekside Village Resort Road Bryce Mountain Resort Basye, VA 22810 Crown Point Condominiums. 220 Crown Point Drive Ruidoso, NM 88355 Crown Regency Vacations at Crown Regency Hotel and Towers 0 Kilometer Jones Avenue Fuente Smena Cebu City 6000, Philippines Crown Regency Vacation at Crown Regency Suites Maximo Patalinghug Jr. Avenue Lapu Lapu, Cebu 6015, Philippines Crystal Beach Suites and Health Club 6985 Collins Avenue Miami Beach, FL 33141 Cypress Pointe Resort. 8651 Treasure Cay Lane Lake Buena Vista, FL 32836 Dana Inn Resort Pousada Tabatinga Rodovia Caragua/Ubatuba, Km. 17 Caraguatatuba São Paulo 11600 Brazil David Walley’s Resort8 2001 Foothill Road Genoa, NV 89411 Daytona Beach Regency 400 N. Atlantic Avenue Daytona Beach, FL 32118 Desert Breezes Resort8 77-955 Calle Las Brisas, South Palm Desert, CA 92260 De Vere Resort Ownership – Cameron House Cameron House Hotel & Country Estate Loch Lomond Dunbartonshire G83 8QZ United Kingdom Deerhurst Residences 1235 Deerhurst Drive Huntsville, Ontario P1H 2EB Canada Diar Lemdina Medina Vacation Club Yasmine Hammamet 00191, Tunisia Discovery Beach Resort. 300 Barlow Street Cocoa Beach, FL 32931 Divi Village J.E. Yrausquin Boulevard #93 Aruba, Dutch Caribbean 13

Domaine Mont Sainte-Anne 203 rue Val Des Neiges C.P. -57 Beaupre, Québec G0A 1E0, Canada Dunes Hotel & Beach Resort Calle Campo Valle de Pedro Gonzalez Isla Margarita, Venezuela Dutch Village, The J.E. Yrausquin Boulevard #47 Aruba, Dutch Caribbean Eagle Crest 1522 Cline Falls Road Redmond, OR 97756 Eagle Point 1500 Matterhorn Circle Vail, CO 81657 Eagle’s Nest 410 South Collier Boulevard Marco Island, FL 33937 Edgewater Beach Resort. 95 Chase Avenue Dennisport, MA 02639 Edgewater Resort Sargood Drive Wanaka Wanaka, New Zealand Edificio Rambla Las Heras 2100 Mar del Plata 7600, Argentina Eilat Club Hotel Harava Road Eilat 88000, Israel El Cid El Moro Beach Av. Camarón s/n Mazatlán, Sinaloa 82110, Mexico El Cid Marina Beach Av. Camarón Sábalo s/n Zona Dorada Mazatlán, Sinaloa 82110, Mexico El San Juan Towers ESJ Towers Box 2200 6165 Isla Verde Avenue Carolina, PR 00979-5765 Elara, a Hilton Grand Vacations Club 80 East Harmon Las Vegas, NV 89109 Ellington at Wachesaw Plantation East 911 Riverwood Drive Murrells Inlet, SC 29576 Embarcadero Pacífico Av. La Marina Sur Esq. con Ancla Puerto Vallarta, Jalisco, Mexico Emerald Grande at Harborwalk Village 10 Harbor Drive Destin, FL 32541 Equivest Inn On The Harbor 359 Thames Newport, RI 02840 Escapes! to Greens at Bella Vista Riordan Road 430 Town Center Bella Vista, AR 72714 Escapes! to Hot Springs One Los Lagos Boulevard Hot Springs Village, AR 71909 Escapes! to Stonebridge Village 1600 Ledgestone Way Reeds Spring, MO 65737 Esmeralda Beach Club Calle Ponent, 1 Playa de Levante Calpe, Alicante 03710, Spain Estero Island Beach Club 1840 Estero Boulevard Fort Myers Beach, FL 33931 Exclusive Club at Topaz Beach Club Topaz Hotel Bugibba St. Paul’s Bay SPN 03, Malta Exclusive Resorts at the Cape Suites Hotel 18 De Villiers Street Zonnebloem, Capetown 8000 South Africa Fairmont Vacation Villas at Hillside 5129 River View Gate Fairmont Hot Springs British Columbia V0B 1L0, Canada Fairmont Vacation Villas at Mountainside 5247 Fairmont Creek Road Fairmont Hot Springs British Columbia V0B 1L0, Canada Fairmont Vacation Villas at Riverside 5129 River View Gate Fairmont Hot Springs British Columbia V0B 1L0, Canada Fairway Forest 4350 Highway 64 West Sapphire, NC 28774 Falcon Point 175 Lake Street Avon/Beaver Creek, CO 81620 Falls at Ogunquit, The. 639 Main Street Ogunquit, ME 03907 Falls Village, The 200 Creekside Road Branson, MO 65616 Fantasea Resorts – Flagship 60 North Maine Avenue Atlantic City, NJ 08401 FantasyWorld Club Villas 2935 Hart Avenue Kissimmee, FL 32741 Flamingo Beach Resort 6 Billy Folly Road Pelican Key, St. Maarten Dutch Caribbean Flamingo Club Marina San Eugenio Adeje, Tenerife Canary Islands, Spain Floriday’s Orlando Resort 7482 Vineland Avenue Orlando, FL 32821 Fort Lauderdale Beach Resort. 909 Breakers Avenue Fort Lauderdale, FL 33304 Four Seasons Country Club Quinta do Lago, Apartado 3282 Almancil, Algarve 8135, Portugal Four Seasons Fairways Apartado 3259 Almansil, 8136 Almansil Codex Algarve, Portugal Four Seasons Residence Club Aviara 7039 Finch Lane Carlsbad, CA 92009 Four Seasons Vilamoura Apartado 507 Vilamoura Codex Algarve 8125, Portugal Foxhunt Town Homes 4350 Hwy 64 W Sapphire Valley, NC 28717 Foxrun. 180 Herman Wilson Road Lake Lure, NC 28746 Franz Klammer Lodge 567 Mountain Village Boulevard Telluride, CO 81435 French Lick Springs Villas Highway 56 French Lick, IN 47432 Galleon Resort, The 617 Front Street Key West, FL 33040 Galleria at Split Rock 1 Lake Drive Lake Harmony, PA 18624 Galveston on the Gulf Resort 11739 Farm Road 3005 Galveston, TX 77554 Garden Hotel, The #368 Huan Shi Dong Road Guangzhou, Guangdong 510064 China Garden Lago Calle Amsterdam, 3 Urb. Lago Menor, Puerto Alcudia Mallorca, Balearic Islands, Spain Gardenia Plaza Resort Shark Bay Sharm El Sheikh, Egypt Gaslamp Plaza Suites. 520 E. Street San Diego, CA 92101 Gatlinburg Town Square 414 Airport Road Gatlinburg, TN 37738 Georgian Inn Beach Club 759 South Atlantic Avenue Ormond Beach, FL 32074 Geovillage Sport and Wellness Resort Circ. Nord Golfo Aranci Olbia 07026, Italy Golf Beach Hotel Tabarka Zone Touristique B.P. 360 Tabarka 8110, Tunisia Golf Hotel Punta Ala Via del Gualdo 2 (Castiglione della Pescaia – Toscana) Punta Ala 58040, Italy Gold Coast Aruba Diamante 142 Malmok Aruba, Dutch Caribbean Golden Tulip Club Dead Sea Nirvana on the Dead Sea Shefer Zohar, Dead Sea 84960, Israel Goldstar Resort 45 rue Marechal Joffre Nice, France 06000 Gran Caribe Real by Real Club Boulevard Kukulcan, KM 11.5 Cancún, Quintana Roo, Mexico 14

Grand Dominicus Bayahibe, La Romana Dominican Republic Grand Holiday Club at Flamingo Club Avda. Espana 3 San Eugenio, Puerto Colon Costa Adeje, Tenerife Canary Islands, Spain Grand Lodge at Peak 7 Lot 1, Peak 7 Subdivision Breckenridge, CO 80424 Grand Luxxe Residence Club Paseo de las Moras S/N Fracc. Nautico Tutistico Bahia de Banderas 63732, Mexico Grand Luxxe Residence Club Riviera Maya KM 48 de la Carretera Federal Cancún Playa del Carmen Quintana Roo, Mexico Grand Miramar Resort and Spa Paseo de los Corales 139 Puerto Vallarta, Jalisco 48390 Mexico Grand Oasis Cancún Resort & Spa Boulevard Kukulcan Kilometro 16.5 Zona Hotelera Cancún, Quintana Roo 77500 Mexico Grande Villas 8651 Treasure Cay Lane Lake Buena Vista, FL 32836 Grand Rockies Resort 1151 Sidney Street Canmore, Alberta Canada T1W 3G1 Grand Seas Resort 2424 North Atlantic Avenue Daytona Beach, FL 32118 Grand Sharm Resort Ras Om El-Sid Cliff Sharm el Sheikh, Egypt Grand Timber Lodge 75 Snow Flake Drive Breckenridge, CO 80424 Greensprings Vacation Resort 3500 Ludwell Parkway Williamsburg, VA 23188 Halland International Resort Club Ta L-Ibragg St. Andrews, Malta Hanalei Bay Resort8 5380 Honoiki Road Princeville, Kauai, HI 96722 Harborside Inn 3 South Water Street Edgartown Martha’s Vineyard, MA 02539 Harborside Resort at Atlantis Coral Tower Casino Drive Paradise Island, Nassau Bahamas Harbortown Point Marina Resort & Club 1651 Anchors Way Ventura, CA 93001 Harbour Lights 2690 Harbour Lights Drive Myrtle Beach, SC 29577 Havasu Dunes 620 Lake Havasu Avenue South Lake Havasu City, AZ 86403 Herod’s Residence Club North Shore Eilat 88000, Israel High Point World Resort 2951 High Point Boulevard Kissimmee, FL 32741 Highlands at Sugar, The 1077 Highlands Drive Banner Elk, NC 28604 Hilton Craigendarroch Resort Braemar Road Ballater, Aberdeenshire AB35 5XA United Kingdom Hippocampus Beach International Resort Final Av. El Cristo, Secc. La Caranta Pampatar, Isla Margarita Venezuela Hippocampus Viña del Mar Resort & Club Concon Viña del Mar, Chile Historic Powhatan Resort, The 3601 Ironbound Road Williamsburg, VA 23188 Holiday Beach Resort 1006 U.S. Highway 98 East Destin, FL 32540 Holiday Club Airisto Airistontie 700 Stormalo, Parainen 21600 Finland Holly Tree Resort Hotel. 412 Main Street Route 28 West Yarmouth, MA 02673 Hollywood Beach Tower 301 Harrison Street Hollywood, FL 33019 Hospederia Duruelo Carretera 3 #12-88 Villa de Leyva, Boyaca, Colombia Hotel Acapulco Malibu Costera Miguel Aleman No. 79 Acapulco, Guerrero 39690, Mexico Hotel and Club Aladino’s Av. Lomas del Mar #10 Fracc. Club Deportivo Acapulco, Guerrero, Mexico Hotel bh El Poblano Cra. 43, No. 9 Sur-35 Antioquia Medellín, Colombia Hotel bh Parque 93 Cra. 14, No. 93A-69 Cundinamarca Bogotá, Colombia Hotel bh Tempo Cra. 7a, No. 65-01 Bogotá, Colombia Hotel de la Monnaie 405 Esplanade Avenue New Orleans, LA 70116 Hotel Doubletree Resort by Hilton Puntarenas Carretera a Puerto Caldera s/n El Roble, Puntarenas Costa Rica Hotel La Sierra Carretera 1, No. 9-47 Rodadero Santa Maria, Magdalena Colombia Hotel Punta Centinela Inn Punta Centinela Santa Elena Guayas, 593 Ecuador Hotel Residence Fontanelle Villanova di Ostuni Località Fontanelle 72017, Italy Hotel Santa Clara Calle del Torno 39-29 San Diego – Zona Amurallada Cartagena, Colombia Hotel Serena Beach Club Punici Street Xlendi Bay Island of Gozo VCT 115, Malta Hotel Viva Clarion Suites 14 Calle 3-08 Zona 10 Guatemala City, Guatemala Hyatt Beach House Resort 5051 Overseas Highway (US 1) Key West, FL 33040 Hyatt Coconut Plantation 23282 Coconut Pointe Resort Drive Bonita Beach, FL 34134 Hyatt Grand Aspen 400 Dean Street Aspen, CO 81611 Hyatt Hacienda del Mar Highway 693 Dorado, PR 00646 Hyatt High Sierra Lodge 989 Incline Way Incline Village, NV 89451 Hyatt Highlands Inn 120 Highlands Drive Carmel, CA 93923 Hyatt Main Street Station 505 Main Street Breckenridge, CO 80424 Hyatt Mountain Lodge 210 Offerson Road, BCP #164 Beaver Creek, CO 81620 Hyatt Piñon Pointe 1 North Highway 89A Sedona, AZ 86336 Hyatt Wild Oak 9700 W. Military Drive San Antonio, TX 78251 Hyatt Windward Pointe 3675 South Roosevelt Boulevard Key West, FL 33040 Ile des Pêcheurs La Coudalère Nord Barcarès 66420, France Imperial Fiesta Club Casa Maya Paseo Kukulcán Km. 5.5 Cancún, Quintana Roo 77500 Mexico Imperial Hawaii Vacation Club – Imperial Hawaii Resort 205 Lewers Street Honolulu, Oahu, HI 96815 Indian Palms Intervals 82-954 Steward Drive Indio, CA 92201 Inn at SilverCreek, The 62927 U.S. Highway 40 Silver Creek, CO 80446 15

Inn at the Springs 8901 Highland Wood Boulevard Bonita Springs, FL 34135 InnSeasons Resorts – Falls at Ogunquit, The 639 Main Street Ogunquit, ME 03907 InnSeasons Resorts – Pollard Brook. Kancamagus Highway Lincoln, NH 03251 Iron Blosam Lodge Utah Highway 210, Resort Entry #2 Snowbird, UT 84092-9000 Island Links Resort 1 Coggins Point Road Hilton Head Island, SC 29928 Island Park Village Resort8. Highway 20 & MM 394/395 Island Park, ID 83429 Island Residence Club at Golden Sands Radisson SAS Golden Sands Resort & Spa Golden Bay L/O Mellieha Mlh 02 Malta Island Seas Resort 123 Silver Point Drive P.O. Box F-44735 Freeport, Grand Bahama Island Bahamas Islander Beach Resort 1601 South Atlantic Avenue New Smyrna Beach, FL 32169 Jan Thiel Resort Jan Thiel Beach Willemstad, Curaçao Dutch Caribbean Jerusalem Gold Hotel Jaffa 234 Jerusalem 94383, Israel Jockey Club, The 3700 Las Vegas Boulevard South Las Vegas, NV 89109 Kahana Beach Vacation Club 4221 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Kahana Falls8 4260 L Honoapiilani Road Lahaina, HI 96761 Kenmore Club, The Kenmore, Perthshire PH15 2HH United Kingdom Kilconquhar Castle Estate & Country Club Kilconquhar Elie, Leven Fife KY9 1EZ, United Kingdom Killington Grand Hotel 228 East Mountain Road Killington, VT 05751 King’s Creek Plantation 191 Cottage Cove Lane Williamsburg, VA 23185 Kingsbury Crossing 133 Deer Run Court Stateline, NV 89449 Kona Coast Interval Ownership Resort, The 78-6842 Alii Drive Kailua-Kona, Hawaii, HI 96740 Kona Coast Resort II, The 78-6842 Alii Drive Kailua-Kona, Hawaii, HI 96739 L’Eyssina Vars le Claux 05560 France La Cabana Beach Resort and Casino J.E. Yrausquin Boulevard 250 Oranjestad Aruba, Dutch Caribbean La Costa Beach Club 1504 North Ocean Boulevard Pompano Beach, FL 33062 La Quinta Beach Resort J.E. Irausquin Boulevard 228 Eagle Beach Oranjestad, Aruba, Dutch Caribbean Lagonita Lodge II 183 Lagonita Lane Big Bear Lake, CA 92315 Lagos de Fañabe Playa Fañabe Adeje, Tenerife Canary Islands, Spain Lagos de Fañabe II Apdos. Los Olivos Playa Fañabe, Adeje, Tenerife Canary Islands, Spain Lake Marion Resort Community 6641 Lake Marion Golf Resort Drive Kissimmee, FL 34759 Lake Tahoe Vacation Resort 901 Ski Run Boulevard South Lake Tahoe, CA 96150 Lakeview Resort Club 1 Lakeview Drive Morgantown, WV 26505 Landing at Seven Coves, The. 7031 Kingston Cove Lane Willis, TX 77378 Landmark Holiday Beach Resort. 17501 Front Beach Road Panama City, FL 32413 Landmark Resort 7643 Hillside Road Egg Harbor, WI 54209 Langdale Estate Great Langdale, Nr. Ambleside Cumbria LA22 9JD, United Kingdom Las Olas Resort Av. D. Urb. Los Canales de Río Chico Río Chico, Miranda, Venezuela Laugharne Park Laugharne Dyfed SA33 4SG, United Kingdom Laurel Crest Resort 636 Wears Valley Road Pigeon Forge, TN 37863 Lawai Beach Resort – Alii Building 5017 Lawai Road Koloa, Kauai, HI 96756 Lawai Beach Resort – Banyan Building 5017 Lawai Road Koloa, Kauai, HI 96756 Lawrence Welk Resort Villas 8860 Lawrence Welk Drive Escondido, CA 92026 Legacy Grand Eastgate 5265 West Irlo Bronson Memorial Highway Kissimee, FL 34746 Legacy Vacation Club Brigantine Beach – The Inn. 1400 Ocean Avenue Brigantine, NJ 08203 Legacy Vacation Club Lake Buena Vista 8451 Palm Parkway Lake Buena Vista, FL 32819 Legacy Vacation Club Orlando 2794 North Poinciana Boulevard Kissimmee, FL 34746 Legacy Vacation Club Orlando Oaks 2794 North Poinciana Boulevard Kissimmee, FL 34746 Legacy Vacation Club Orlando Spas 2800 North Poinciana Boulevard Kissimmee, FL 34746 Legacy Vacation Club Palm Coast 201 Clubhouse Drive Palm Coast, FL 32137 Legacy Vacation Club Steamboat Springs – Hilltop 1000 Highpoint Drive Steamboat Springs, CO 80477 Legacy Vacation Club Steamboat Springs – The Suites 1485 Pine Grove Road Steamboat Springs, CO 80477 Lehigh Resort Club. 231 Joel Boulevard Lehigh Acres, FL 33972 Les Chalets Avda. Camacho s/n Parada 19 de la Mansa Barrio Parque Cantegril Punta del Este, Uruguay Les Marines de Gassin RN 98, Route de St. Tropez Gassin 83580 France Lighthouse Cove 1406 North Ocean Boulevard Pompano Beach, FL 33062 Lighthouse Key Resort & Spa 8545 West Irlo Bronson Hwy Kissimmee, FL 34747 Liki Tiki Village 17777 Bali Boulevard Winter Garden, FL 34787 Limetree Beach Resort 1050 Ben Franklin Drive Sarasota, FL 34236 Links Golf and Racquet Club 917 Thomas Avenue North Myrtle Beach, SC 29582 Little Bay Beach & Racquet Club Little Bay Road Philipsburg, St. Maarten Dutch Caribbean Lodge Alley Inn, The 195 East Bay Street Charleston, SC 29401 Lodge Kura Hulanda and Beach Club Playa Kalki 1 Westpunt, Curaçao Dutch Caribbean 16

London Bridge Resort 1477 Queens Bay Lake Havasu City, AZ 86403 Longevity Wellness Resort Monchique Lugar do Montinho Monchique 8550-232 Portugal Lord Stanley Suites on the Park 1889 Alberni Street Vancouver British Columbia V6G 3G7, Canada Loreley 387 Brucken Street Helen, GA 30545 Los Amigos Beach Club Ctra. Cádiz Km. 204 Mijas-Costa, Málaga 29647, Spain Los Cabos Golf Resort Cabo San Lucas Country Club Cabo San Lucas, B.C.S., Mexico Los Tinajeros Resort Calle Campos entre Marcano y Cedeno Porlamar, Isla Margarita, Venezuela Macdonald Dalfaber Resort Dalfaber Estate Aviemore Inverness, Scotland PH22 1ST United Kingdom Macdonald Doña Lola Resort Ctra. de Cádiz, Km. 197-8 Mijas-Costa, Málaga 29649, Spain Macdonald Forest Hills Hotel and Lochside Resort Forest Hills Hotel Kinlochard Aberfoyle by Stirling FK8 3TL United Kingdom Macdonald Leila Playa Resort Ctra. de Cádiz, Km. 196 Mijas-Costa, Málaga 29649 Spain Macdonald Loch Rannoch Hotel & Lochside Resort Loch Rannoch Estate Kinloch Rannoch Perthshire PH16 5PS, United Kingdom Macdonald Plas Talgarth Health & Leisure Club The Plas Talgarth Estate Pennal, Nr. Machynlleth Powys, SY20 9JY, United Kingdom Macdonald Villacana Resort Km. 165, Ctra de Cádiz Estepona, Málaga, Spain Magic Tree Resort 2795 North Old Lake Wilson Road Kissimmee, FL 34734 Mares Marmaris Marmaris Altin Yunis Pamucak, Mevkii Marmaris, Mugla, Turkey Margarita International Resort Avenida Bolivar-Urbanización Dumar Urb. Dumar Porlamar, Isla Margarita, Venezuela Mariner Shores Resort & Beach Club 254-260 The Esplanade Miami, Queensland, Australia Maritime Beach Club 400 North Ocean Boulevard North Myrtle Beach, SC 29582 Marriott Residence Inn at Muskoka Wharf 285 Steamship Bay Road Gravenhurst, Ontario, P1P 1Z9 Canada Marriott Vacation Club at The Empire Place 88 Naradhiwas Rajanagarindra Road Sathorn, Yannawa Bangkok, Thailand Marriott’s Aruba Ocean Club 99 L.G. Smith Boulevard Oranjestad Aruba, Dutch Caribbean Marriott’s Aruba Surf Club LG Smith Boulevard #99 Palm Beach Aruba, Dutch Caribbean Marriott’s Barony Beach Club 5 Grasslawn Avenue Hilton Head, SC 29928 Marriott’s BeachPlace Towers 21 South Fort Lauderdale Beach Boulevard Fort Lauderdale, FL 33316 Marriott’s Canyon Villas at Desert Ridge 5220 E. Marriott Drive Phoenix, AZ 85054 Marriott’s Club Son Antem Ctra. Llucmajor, PM 602, Km. 3.4 Apartado 363 Llucmajor, Mallorca Balearic Islands 07620, Spain Marriott’s Crystal Shores on Marco Island 600 S. Collier Boulevard Marco Island, FL 34145 Marriott’s Custom House 3 McKinley Square Boston, MA 02109 Marriott’s Cypress Harbour 11251 Harbour Villa Road Orlando, FL 32821 Marriott’s Desert Springs Villas 1091 Pinehurst Lane Palm Desert, CA 92260 Marriott’s Desert Springs Villas II 1091 Pinehurst Lane Palm Desert, CA 92260 Marriott’s Fairway Villas 500 East Fairway Lane Galloway Township, NJ 08201 Marriott’s Frenchman’s Cove 7338 Estate Bakkeroe St. Thomas 00801 U.S. Virgin Islands Marriott’s Grand Chateau 75 East Harmon Avenue Las Vegas, NV 89109 Marriott’s Grand Residence Tahoe 1001 Park Avenue South Lake Tahoe, CA 96150 Marriott’s Grande Ocean Resort 51 South Forest Beach Drive Hilton Head Island, SC 29928 Marriott’s Grande Vista 5925 Avenida Vista Orlando, FL 32821 Marriott’s Harbour Lake 7102 Grand Horizons Boulevard Orlando, FL 32821 Marriott’s Harbour Point at Shelter Cove 4 Shelter Cove Lane Hilton Head Island, SC 29928 Marriott’s Kauai Beach Club 3610 Rice Street, Kalapaki Beach Lihue, Kauai, HI 96766 Marriott’s Kauai Lagoons 3325 Holokawelu Way Lihue, Kauai, HI 96766 Marriott’s Ko Olina 92-101 Mauloa Place Kapolei, Oahu, HI 96707 Marriott’s Lakeshore Reserve 11120 Lakeshore Reserve Drive Orlando, FL 32837 Marriott’s Legend’s Edge at Bay Point 4000 Marriott Drive Panama City Beach, FL 32408 Marriott’s Mai Khao Beach 234 Moo 3 Mai Khao, Thalang Phuket, Thailand 83110 Marriott’s Manor Club at Ford’s Colony 101 St. Andrews Drive Williamsburg, VA 23188 Marriott’s Manor Club Sequel 101 St. Andrews Drive Williamsburg, VA 23188 Marriott’s Marbella Beach Resort Ctra. de Cádiz, Km. 193 Urb. Marbella del Este Marbella, Málaga 29600, Spain Marriott’s Maui Lahaina & Napili Villas 100 Nohea Kai Drive Lahaina, HI 96761 Marriott’s Maui Ocean Club 100 Nohea Kai Drive Lahaina, Maui, HI 96761 Marriott’s Monarch at Sea Pines 91 North Sea Pine Drive Hilton Head Island, SC 29938 Marriott’s Mountainside at Park City 1305 Lowell Avenue Park City, UT 84060 Marriott’s Mountain Valley Lodge 655 Columbine Road Breckenridge, CO 80424 Marriott’s Newport Coast Villas 23000 Newport Coast Drive Newport Coast, CA 92657 Marriott’s Ocean Pointe 71 Ocean Avenue Palm Beach Shores, FL 33404 Marriott’s OceanWatch Villas at Grande Dunes 8450 Costa Verde Drive Myrtle Beach, SC 29572 Marriott’s Phuket Beach Club Had Mai Khao Moo 3 Baan Suan Maprow, Talang Amphor, Phuket, Thailand Marriott’s Playa Andaluza Ctra. Se Cádiz KM 168 Estepona, Málaga 29680, Spain 17

Marriott’s Royal Palms Resort 8404 Vacation Way Orlando, FL 32821 Marriott’s Sabal Palms Resort 8805 World Center Drive Orlando, FL 32821 Marriott’s Shadow Ridge 36000 Monterey Avenue Palm Desert, CA 92260 Marriott’s Shadow Ridge Enclaves 9003 Shadow Ridge Road Palm Desert, CA 92211 Marriott’s St. Kitt’s Beach Club 858 Frigate Bay Road Frigate Bay, St. Kitts St. Kitts & Nevis Marriott’s StreamSide 2264 South Frontage Road West Vail, CO 81657 Marriott’s Summit Watch at Park City 780 Main Street Park City, UT 84060 Marriott’s SurfWatch 10 Fifth Street Hilton Head, SC 29928 Marriott’s Timber Lodge 4100 Lake Tahoe Boulevard South Lake Tahoe, CA 96150 Marriott’s Village d’Ile de France Allee de l’Orme Rond Bailly Romainvilliers 77700, France Marriott’s Villas at Doral 4101 N.W. 87th Avenue Miami, FL 33178 Marriott’s Waiohai Beach Club 2249 Poipu Road Koloa, Kauai, HI 96756 Marriott’s Willow Ridge Lodge 2929 Green Mountain Drive Branson, MO 65616 Maui Schooner Resort8 980 South Kihei Road Kihei, Maui, HI 96753 Mayhills Resort 142, Gohan-ri Gohan-up Jeongseon-gun, Gangwon-do 233-811 Korea Mendihuaca Caribbean Resort Km. 33 Vía Santa Marta – Riohacha Santa Marta, Magdalena Colombia Mexicana Sharm Resort Mexicana Sharm Ras Om El Sid Sharm el Sheikh, Egypt Mill Resort & Suites Vacation, The J.E. Yrausquin Boulevard 330 Oranjestad Aruba, Dutch Caribbean Miraflores Beach and Country Club Miraflores Club Reception Ctra. de Cádiz, Km. 199 Mijas-Costa, Málaga 29649, Spain Miraflores Vacation Club Ctra. de Cádiz, Km. 199 Mijas-Costa, Málaga 29647, Spain Mirror Tamarack Lake Resort E10035 Xanadu Road Wisconsin Dells, WI 53965 Monarch Grand Vacations – Cancún Resort 8335 South Las Vegas Boulevard Las Vegas, NV 89123 Monarch Grand Vacation – Cedar Breaks 223 Hunter Ridge Road Brian Head, UT 84719 Mount Snow Grand Summit Hotel at The Grand Summit Resort Hotel & Conference Center 89 Grand Summit Way West Dover, VT 05356 Morritt’s Tortuga Club 2289 Queens Highway East End, Grand Cayman KY11106 Cayman Islands Mountain Club at Loon, The Main Street Lincoln, NH 03251 Mountain Laurel Resort and Spa Route 940 White Haven, PA 18661 Mountain Loft Resort 110 Mountainloft Drive Gatlinburg, TN 37738 Mountainside Resort at Stowe. 171 Cottage Club Road Stowe, VT 05672 Mountainside Villas at Massanutten Route 644, Intersection of Peak Middle Coff Drive McGaheysville, VA 22840 Multigestion – Multivacances Avoriaz Avoriaz Morzine 74110, France Multigestion – Reberty les Menuires St. Martin de Belleville 73440, France Multigestion – Résidence de Rochebrune 18, Porting de Rochebrune Megeve 74120, France Multigestion – Résidence Emeraude Belle Plagne Aime 73210, France Myrtle Beach Resort, The 5905 South Kings Highway Surfside Beach, SC 29587 Mystic Dunes Resort & Golf Club 7600 Palms Parkway Kissimmee, FL 34747 Nautilus Residences White Sands Golf and Beach Resort Bavara, La Altagracia Dominican Republic Nepean Country Club Browns Road Rosebud, Victoria 3838, Australia Nostos Village Tzaneria Skiathos 37002, Greece Oak N’ Spruce Resort Meadow Street South Lee, MA 01260 Oak Plantation 4090 Enchanted Oaks Circle Kissimmee, FL 34741 Oakmont Resort 555 Middle Creek Road Pigeon Forge, TN 37863 Oasis Cancún Resort Boulevard Kukulcan Kilometro 16.5 Zona Hotelera Cancún, Quintana Roo 77500 Mexico Oasis Club Avenida Las Palmeras Urb. Riviera del Sol Mijas-Costa, Málaga 29647 Spain Oasis Lanz Club Av. Punta Jablillo, 7 35509 Costa Teguise Lanzarote, Canary Islands, Spain Ocean Beach Club 3401 Atlantic Avenue Virginia Beach, VA 23451 Ocean Club 1908 North Ocean Boulevard North Myrtle Beach, SC 29582 Ocean Club on Smuggler’s Beach 329 South Shore Drive South Yarmouth, MA 02664 Ocean Hotel Blvd. Kukulcan KM 3.5 Zona Hotelera, CP 77500 Quintana Roo, Cancún, Mexico Ocean Landings Resort & Racquet Club 900 North Atlantic Avenue Cocoa Beach, FL 32931 Ocean Reef Resort Bahama Reef Boulevard P.O. Box 2695 Freeport, Grand Bahama Island Bahamas Ocean Towers Beach Club 11211 Front Beach Road Panama City Beach, FL 32407 Ocean Two Resort & Residences Dover Dover, Christ Church, Barbados Oceanaire at Ocean Beach Club 3401 Atlantic Avenue Virginia Beach, VA 23451 Olympic Village Inn 1909 Chamonix Place Olympic Valley, CA 96146 Options at Macdonald at Forest Hills Hotel and Resort Forest Hills Hotel Kinlochard Aberfoyle by Stirling FK8 3TL United Kingdom Options at Macdonald at Plas Talgarth Resort The Plas Talgarth Estate Pennal, Nr. Machynlleth Powys SY20 9JY, United Kingdom Orange Tree Interval Ownership Resort, The 10601 North 56th Street Scottsdale, AZ 85254 Outer Banks Beach Club and Outer Banks Beach Club Villas II Mile Post 9, Virginia Dare Road Kill Devil Hills, NC 27948 18

Oyster Bay Beach Resort Emerald Merit Road 26 Box 239 Philipsburg, St. Maarten Dutch Caribbean Pahia at Ka Eo Kai 3970 Wyllie Road Princeville, Kauai, HI 96722 Palace Ponte di Legno Via Trento 19 Ponte di Legno (BS) 25056, Italy Palace Vacation Club – Palace of the Golden Horses Jalan Kuda Emas The Mines Resort City Seri Kembangan 43300, Malaysia Palace View by Spinnaker 700 Blue Meadows Drive Branson, MO 65616 Palm Bay Resort 2525 South Atlantic Avenue Daytona Beach Shores, FL 32118 Palm Canyon Resort and Spa and Monarch Grand Vacations at Palm Canyon Resort and Spa 2800 South Palm Canyon Drive Palm Springs, CA 92264 Palm Oasis Albert Einstein s/n, Parcela 34 Urb. Sonnenland Maspalomas, Gran Canaria Canary Islands, Spain Palm Springs Tennis Club 701 West Baristo Road Palm Springs, CA 92262 Panareti’s Royal Coral Bay Resort Keratidiou Street Pegeia Paphros 62479, Cyprus Paradise Beach Villas J.E. Yrausquin Boulevard Z/N Oranjestad, Aruba, Dutch Caribbean Paradise Point Resort 250 Lakewood Drive Hollister, MO 65672 Paradise Village Beach Resort & Spa Paseo de los Cocoteros #001 Nuevo Vallarta, Nayarit, Mexico Paradise Village Marine Residence Paseo de los Cocoteros #001 Nuevo Vallarta, Nayarit, Mexico Park Plaza 2060 Sidewinder Drive Park City, UT 84060 Park Regency, The8 1710 Prospector Avenue Park City, UT 84060 Parkway International Resort 6200 Safari Trail Kissimmee, FL 32741 Parque del Sol Urb. Playa Fañabe 38660 Adeje Playa de las Américas Tenerife, Canary Islands, Spain Paseo del Sol Paseo Xaman Ha Manzana 12, Lote 4-5 Playa del Carmen, Quintana Roo Mexico Peninsula Beach Resort Jalan Pratama, Tanjung Benoa Bali, Indonesia Peninsula Island Resort and Spa 340 Padre Boulevard South Padre Island, TX 78597 Peppertree Atlantic Beach Villas 715 West Fort Macon Road Atlantic Beach, NC 28512 Peppertree by the Sea 305 South Ocean Boulevard North Myrtle Beach, SC 29582 Perrenial Vacation Club – Daytona 2525 South Atlantic Avenue Daytona Beach, FL 32118 Perrenial Vacation Club – Tahoe Village/Eagles Nest 472 Needle Peak Road Stateline, NV 89449 Pine Lake Resort Carnforth, Lancashire LA6 1JZ United Kingdom Plantation Beach Club at South Seas Plantation P.O. Box 194 5400 South Seas Plantation Road Captiva Island, FL 33924 Playa del Sol Costa Sur Km. 4-456 Carretera Barra Navidad Puerto Vallarta, Jalisco, Mexico Playa Linda Beach Resort J.E. Yrausquin Boulevard #87 Oranjestad, Aruba, Dutch Caribbean Playa Maroma Km. 52, Carretera Federal Cancún – Tulum Quintana Roo, Mexico Players Club of Hilton Head Island 35 Deallyon Avenue Hilton Head Island, SC 29928 Plaza Resort and Spa, The 2601 Golf Club Drive Palm Springs, CA 92264 Polynesian Isles Resort 3045 Polynesian Isles Boulevard Kissimmee, FL 34746 Pono Kai, The 1250 Kuhio Highway Kapaa, Kauai, HI 96746 Port Pacific 6-14 Clarence Street Port Macquarie New South Wales 2444, Australia Port Trinitie State Road 1200 Duck-Corolla Road Duck, NC 27949 President Hotel Alexander Road P.O. Box 1050, Seapoint 8060 Bantry Bay, Capetown 8001 South Africa Premiere Vacation Collection – Bell Rock, Sedona 6246 Highway 179 Sedona, AZ 86351 Premiere Vacation Collection – Kohl’s Ranch Lodge East Highway 260 HC2 Box 96K Payson, AZ 85541 Premiere Vacation Collection – Sedona Vacation Club at Los Abrigados 160 Portal Lane Sedona, AZ 86351 Premiere Vacation Collection – Varsity Clubs, Tucson Chapter 3855 East Speedway Boulevard Tucson, AZ 85716 Privilège Residenzhotel Hotel Sunstar Arosa Ferienclub Privilège Arosa, CH-7050, Switzerland Privilège Residenzhotel Hotel Sunstar Davos Ferienclub Privilège Davos-Platz, CH-7270, Switzerland Privilège Residenzhotel Hotel Sunstar Flims Ferienclub Privilège Flims-Waldhaus, CH-7018 Switzerland Privilège Residenzhotel Hotel Sunstar Grindelwald Ferienclub Privilège Grindelwald, CH-3818, Switzerland Privilège Residenzhotel Hotel Sunstar Lenzerheide Ferienclub Privilège Lenzerheide, CH-7079, Switzerland Privilège Residenzhotel Hotel Sunstar Wengen Ferienclub Privilège Wengen, CH-3823, Switzerland Pyhäniemi Kihnio SF-39820, Finland Quarter House, The 129 Chartres Street New Orleans, LA 70130 Quijote Inn Av. Camarón Sábalo s/n Apartado Postal 934 & 966 Mazatlán, Sinaloa, Mexico Rancho Banderas All Suite Resort Km. 8.3 Ctra. Cruz de Huanecaxtle Punta Mita, Nayarit, Mexico Reef Ocean Resort, The 3450 Ocean Drive Vero Beach, FL 32963 Renaissance Aruba Beach Resort and Casino J.E. Yrausquin Boulevard 9 Oranjestad, Aruba Dutch Caribbean Résidence l’Annonciade RN 98 Port Cogolin 83310, France Résidence le Cervin Dumez Immobilier Plagne Soleil La Plagne Village 73210, France Résidence le Grand Bois La Tania Courchevel 73120, France Résidence le Ruitor Arc 1800 Les Arcs Bourg St. Maurice 73700, France Résidence le Trianon Avenue du Professeur Joliets Arcachon 33120, France 19

Résidence les Cottages du Golf Golf de Saint Laurent Ploemel, Auray 56400, France Résidence les Félibriges 93, Rue Georges Clemenceau Cannes 06400, France Résidence les Rivages de Rochelongue Mail de Rochelongue Cap d’Agde 34300, France Résidence Marsa Sicla C.da Torre Samuele Sampieri, Scicli 97018, Italy Résidence Mer et Golf 47, Boulevard de la Mer Anglet 64600, France Résidence Mer et Golf Le Boucanier Rue du Belvedere Vieux Boucau 40480, France Résidence Pamplemousse Les Principautes du Casino Chatelaillon, Charentes Maritimes France Résidence Pamplemousse II Avenue des Pays de Loire Golf de St. Jean de Monts St. Jean de Monts 85160 France Résidence Paris XV 20 Rue Oradour sur Glane Paris 75015, France Résidence Pierre et Vacances – Avoriaz Centre d’accueil d’Avoriaz Avoriaz 74110, France Résidence Pierre et Vacances – Belle Plagne Bellentre Aime 73210, France Résidence Pierre et Vacances – Cannes Villa Francia Avenue A.W. Wemyss Cannes 061520, France Résidence Pierre et Vacances – Cap Esterel Camp Long Par Agay St. Raphaël 83700, France Résidence Pierre et Vacances – Le Port du Bourgenay Talmont St. Hilaire, 85440, France Résidence Pierre et Vacances – Le Port du Crouesty Arzon 56640, France Résidence Pierre et Vacances – Les Coches Bellentre, Aime 73210, France Résidence Pierre et Vacances – Les Parcs de Grimaud Route Nationale 98 Grimaud, France Résidence Pierre et Vacances – Meribel Résidence du Mottaret Le Chatelet Meribel, Mottaret 73550, France Résidence Pierre et Vacances – Moliets Moliets Complex Rue Bremontier – Moliettes Messanges 40660, France Résidence Pierre et Vacances – Résidence Cap d’Ail Avenue du Général de Gaulle Cap d’Ail 06320, France Résidence Pierre et Vacances – Résidence Paris XV 20 Rue Oradour sur Glane Paris 75015, France Résidence Pierre et Vacances – Village Cap Coudalère 25 Place Martinique Port Barcarès 66420, France Résidence Sokoburu Boulevard de la Mer Hendaye 64700, France Residences El Faro Calle 10 Norte Lt 1 Comunidad Central Playa del Carmen, Quintana Roo Mexico Residencial Pousada do Serrano Rua Angelo Bisol 300 Gramado, Brazil Residenza Nevesole Folgarida Via Monti Alti Folgarida di Dimaro (TN) 38025, Italy Residenza Torre Rinalda Litoranea Salentina, CP 152 Lecce – Loc. Torre Rinalda Lecce 73100, Italy Residenza Valle Fiorita Via Annunziata Rocchetta al Volturno (IS) Isernia 86070, Italy Resort at Marina Village Residences, The 6021 Silver King Boulevard Cape Coral, FL 33914 Resort at Whale Pointe Condominium, The 939 Northwest Highway 101 Depoe Bay, OR 97341 Resort on Cocoa Beach, The. 1600 N. Atlantic Avenue Cocoa Beach, FL 32931 Ridge on Sedona Golf Resort, The 55 Sun Ridge Circle Sedona, AZ 86351 Ridge Tahoe, The 400 Ridge Club Drive Stateline, NV 89449 Ridge Top Village at Shawnee River Road Shawnee-On-Delaware, PA 18356 Rincón de Los Andes Juez Del Valle 611 San Martín de los Andes Neuquén 8370, Argentina Rincón del Este Parada 22 – Playa Brava Punta del Este, Uruguay Rio Falzé Via Pian dei Frari 29 Campo Carlo Magno Madonna di Campiglio 38086, Italy Riviera Beach and Spa Resort I & II8 and Monarch Grand Vacations at Riviera Beach and Spa Resort I & II 34630 Pacific Coast Highway Capistrano Beach, CA 92624 Riviera Oaks and Monarch Grand Vacations at Riviera Oaks Resort 25382 Pappas Road Ramona, CA 92065 Rochester Classic Esmeralda 543 Buenos Aires C1001ABB, Argentina Roundhouse Resort. 5829 Buck Springs Road Pinetop, AZ 85935 Royal Aloha Vacation Club – The Torre Blanca Majahua #25 Puerto Marqués Acapulco, Guerrero, Mexico Royal Aloha Vacation Club – Waikiki 2224 Aloha Drive Waikiki, Oahu, HI 96815 Royal Caribbean, The Lote 50, Km. 17 Boulevard Kukulcán Cancún, Quintana Roo 77500 Mexico Royal Dunes Resort 8 Wimbledon Court Hilton Head, SC 29928 Royal Floridian Resort 51 South Atlantic Avenue Ormond Beach, FL 32176 Royal Floridian South 51 South Atlantic Avenue Ormond Beach, FL 32176 Royal Haciendas, The Lote 002 Manzana 070 Municipio de Solidaridad Playa del Carmen, Quintana Roo Mexico Royal in Cancún by Real Club Boulevard Kukulcan KM 11.5 Cancún, Quintana Roo, Mexico Royal Islander, The Lote 51, Km. 17 Bulevar Kukulcán Cancún, Quintana Roo, Mexico Royal Islander Club La Plage Maho Bay St. Maarten, Dutch Caribbean Royal Mayan, The Lote 49, Km. 17 Bulevar Kukulcán Cancún, Quintana Roo, Mexico Royal Oasis Club at Benal Beach Ctra. de Cádiz, Km. 221 Benalmadena-Costa Málaga 29630, Spain Royal Oasis Club at Pueblo Quinta Av. Federico García Lorca Benalmadena-Costa Málaga 29630, Spain Royal Palm Beach Resort Simpson Bay St. Maarten, Dutch Caribbean Royal Sands, The Lote 32, Boulevard Kukulcan Cancún, Quintana Roo 77500, Mexico Royal Savoy Resort Avenida do Infante Funchal, Madeira 9004-542 Portugal 20

Royal Sunset Beach Club Calle Londres No. 6, Playa Fañabe Costa Adeje, Tenerife 38660 Canary Islands, Spain Royal Tenerife Country Club Complejo San Andres, Golf del Sur San Miguel de Abona Tenerife 38620, Canary Islands, Spain Royal Vacation Suites8 99 Convention Center Drive Las Vegas, NV 89109 Royale Beach and Tennis Club. 400 Padre Boulevard South Padre Island, TX 78597 Sahara Sunset Avenida Rocio Jurado Benalmadena-Costa Málaga 29630, Spain Samoset Resort 220 Warrenton Street Rockport, ME 04856 San Clemente Inn. 2600 Avenida del Presidente San Clemente, CA 92672 San Diego Country Estates 25385 Pappas Road Ramona, CA 92065 San Luis Bay Inn 3254 Avila Beach Drive Avila Beach, CA 93424 Sands of Kahana Vacation Club 4299 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Sandstone Creek Club 1020 Vail View Drive Vail, CO 81657 Santa Barbara Golf and Ocean Club Golf del Sur San Miguel de Abona Tenerife 38620 Canary Islands, Spain Sapphire Beach Club and Resort Lowlands 147 Cupecoy Beach, St. Maarten Dutch Caribbean Schooner Beach and Racquet Club 7100 North Ocean Boulevard Myrtle Beach, SC 29577 Schooner II Beach and Racquet Club 2108 North Ocean Boulevard Myrtle Beach, SC 29577 Scottsdale Camelback Resort 6302 East Camelback Road Scottsdale, AZ 85251 Scottsdale Links Resort 16858 North Perimeter Scottsdale, AZ 85260 Scottsdale Villa Mirage 7887 E. Princess Boulevard Scottsdale, AZ 85255 Sea Gardens Beach and Tennis Resort 615 North Ocean Boulevard Pompano Beach, FL 33062 Sea Mist Resort. 141 Great Neck Road South Mashpee, MA 02649 Sea Scape Beach and Golf Villas 4724 Route 158 By-Pass MM 2.5 Kitty Hawk, NC 27949 Seasons at Clowance Estate and Country Club Praze-an-Beeble Camborne, Cornwall TR12 OPT United Kingdom Seasons at Club Tahiti Calle Isla de Lobos 12 35509 Costa Teguise Lanzarote, Canary Islands, Spain Seasons at Laugharne Park Laugharne Park, Laugharne Dyfed SA33 4SG, United Kingdom Seawatch at Island Club 85 Folly Road Hilton Head Island, SC 29928 Sedona Summit 500 Navoti Drive Sedona, AZ 86336 Sedona Vacation Club at Los Abrigados 160 Portal Lane Sedona, AZ 86336 Shanghai SunIsland International Club Shenxiang, Qingpu County Shanghai 201714 China Shawnee Ridgetop Village River Road Shawnee-On-Delaware, PA 18356 Shawnee River Village II River Road Shawnee-On-Delaware, PA 18356 Shell Vacations Club at Carriage Hills Resort 90 Highland Drive, RR #1 Shanty Bay, Ontario L0L 2L0 Canada Shell Vacations Club at Carriage Ridge Resort 90 Highland Drive, RR #1 Shanty Bay, Ontario L0L 2L0 Canada Shell Vacations Club at Desert Rose Resort 5051 Duke Ellington Way Las Vegas, NV 89119 Shell Vacations Club at Kauai Coast Resort at the Beachboy 520 Aleka Loop Kapaa, HI 96746 Shell Vacations Club at The Legacy Golf Resort 6808 S. 32nd Street Phoenix, AZ 85042 Shell Vacations Club at Paniolo Greens 68-1745 Waikoloa Road Waikoloa, HI 96738 Shell Vacations Club at Peacock Suites 1745 South Anaheim Boulevard Anaheim, CA 92805 Shell Vacations Club at Plaza Pelicanos Grand Beach Resort Jose Clemente Orozco #131 Zona Hotelera Las Glorias Puerto Vallarta, Jalisco 48351 Mexico Shell Vacations Club at Vino Bello Resort 865 Bordeaux Way Napa, CA 94558 Shell Vacations Club at Waikiki Marina Resort at the Ilikai 1777 Ala Moana Blvd. #212 Honolulu, HI 96815 Shenandoah Crossing Resort 10 Shenandoah Crossing Drive Gordonsville, VA 22942 Sheraton Broadway Plantation 3301 Robert M. Grissom Parkway Myrtle Beach, SC 29577 Sheraton Desert Oasis 17700 N. Hayden Road Scottsdale, AZ 85255 Sheraton Mountain Vista 160 West Beaver Creek Boulevard Avon, CO 81620 Sheraton Vistana Resort 8800 Vistana Centre Drive Orlando, FL 32821 Sheraton Vistana Villages 12401 International Drive Orlando, FL 32821 Shore Crest Vacation Villas 4709 South Ocean Boulevard North Myrtle Beach, SC 29582 Signum Resort Miami Beach 3010 Collins Avenue Miami Beach, FL 33140 Simpson Bay Resort & Marina Pelican Keys Philipsburg, St. Maarten Dutch Caribbean Southcape Resort and Club 950 Falmouth Road Mashpee, MA 02649 Southwinds Beach & Racquet Club St. Lawrence Gap Christ Church, Barbados Spirit Ridge Vineyard Resort and Spa 1200 Rancher Creek Road Osoyoos, British Columbia V0H 1V6 Canada St. Augustine Beach & Tennis Resort 10 Ocean Trace Road St. Augustine, FL 32080 St. Moritz Apartments 14-18 Brunswick Street Queenstown, Otago, New Zealand Stanzamare Coral Comfort El Corecito Bavaro, Punta Cana Dominican Republic Star Island Resort and Club 5000 Avenue of the Stars Kissimmee, FL 34746 Stoneridge Condominiums 250 Chatwold Blanchard, ID 83804 Strand Lakeside Resort 7343 Okanagan Landing Road Vernon, British Columbia V1H 1G6 Canada Suites at Fall Creek, The 1 Fall Creek Drive Branson, MO 65616 21

22 Suites at Polo Towers, The 3745 Las Vegas Boulevard South Las Vegas, NV 89109 Sun Bay Beach Club 4810 Central Avenue Hot Springs, AR 71913 Sun Bay Lodge 4810 Central Avenue Hot Springs, AR 71913 Sun Hills Suites Jounieh Highway P.O. Box 55398 Beirut, Lebanon Sundream Vacation Club at Island Village Avenida Austria, Urb. San Eugenio Playa de las Americas Adeje, Tenerife 38660 Canary Islands, Spain Sunningdale Village Golf del Sur San Miguel, Tenerife Canary Islands, Spain Sunrise Ridge Resort 1175 Resort Drive Parksville, British Columbia V9P 2E3 Canada Sunset Bay Club c/Antonio Navarro, Torviscas Adeje, Tenerife 38660 Canary Islands, Spain Sunset Harbour Club c/Valencia No. 1 Pueblo Torviscas Adeje, Tenerife 38660 Canary Islands, Spain Sunset View Club Urb. Golf del Sur San Miguel de Abona Tenerife 38620 Canary Islands, Spain Suntide Island Beach Club 850 Ben Franklin Drive Sarasota, FL 34236 Surfside Resort. 134 Menauhant Road East Falmouth, MA 02536 Surrey Grand Crowne Resort and Country Club, The8 430C State Highway 165 South Branson, MO 65616 Sweetwater Park City Lift Lodge8. 1255 Empire Avenue Park City, UT 84060 Tahiti 5101 West Tropicana Avenue Las Vegas, NV 89103 Tahiti Village 7200 South Las Vegas Boulevard Las Vegas, NV 89119 Tahoe Beach and Ski Club 3601 Lake Tahoe Boulevard South Lake Tahoe, CA 96150 Tahoe Seasons Resort at Heavenly Valley. 3901 Saddle Road South Lake Tahoe, CA 96157 Tamarack Beach Resort 3200 Carlsbad Boulevard Carlsbad, CA 92008 Tangalooma Island Resort Moreton Island Queensland 4004, Australia Tanglwood Resort. Junction Routes 507 & 6 Hawley, PA 18428 Tenerife Royal Garden Av. Maritima, s/n Playa de las Américas Arona, Tenerife Canary Islands, Spain Terrazas al Mar Av. Costanera entre 1 y 2 Costa del Este Buenos Aires, Argentina Thunderbird Resort Club 200 Nichols Boulevard Sparks, NV 89431 Thurnham Vacation Club at Cromer Country Club 127 Overstrand Road Cromer, Norfolk NR27 0DJ United Kingdom Tiki Village International Resort River End Cavill Avenue Surfer’s Paradise, Queensland Australia Timberline Lodges (Juniper) 4559 Timberline Crescent P.O. Box 1316 Fernie, British Columbia VOB 1M6 Canada Toccacielo Resort Contrada Laccata s/n Nova Siri Matina 75020, Italy Topaz Beach Club Topaz Hotel Bugibba, St. Paul’s Bay SPB 03, Malta Torres Mazatlán Apdo. Postal 695 – Av. Sábalo Cerritos, Esq. Lopez Portillo Mazatlán, Sinaloa, Mexico Tortuga Beach Club 959 East Gulf Drive Sanibel Island, FL 33957 Townes at King’s Creek Plantation, The 191 Cottage Cove Lane Williamsburg, VA 23185 Townhouses at St. Augustine Beach and Tennis Resort, The 3960 A1A South St. Augustine Beach, FL 32084 Trapp Family Guest Houses 42 Trapp Hill Road Stowe, VT 05672 Tree Tops Resort of Gatlinburg 290 Sherman Clabo Road Gatlinburg, TN 37738 Turtle Cay Resort 6th Street and Atlantic Avenue Virginia Beach, VA 23451 Vacation Internationale – Oasis Villa Resort. 4190 East Palm Canyon Drive Palm Springs, CA 92263 Vacation Internationale – Pines at Sunriver, The. Meadow Road Sunriver, OR 97707 Vacation Internationale – Sea Village. 75-6002 Alii Drive, Suite 10-A Kailua-Kona, HI 96740 Vacation Internationale – Torres Mazatlán. Apdo. Postal 695 Av. Sábalo Cerritos Esq. Lopez Portillo Mazatlán, Sinaloa, Mexico Vacation Internationale – Vallarta Torre. Apartado Postal 4-22 Paseo de las Garzas Puerto Vallarta, Jalisco Mexico Vacation Village at Bonaventure Phase II 16750 Blatt Boulevard Fort Lauderdale, FL 33326 Vacation Villas at FantasyWorld 5000 Hart Avenue Kissimmee, FL 34746 Vacation Villas at Fantasyworld Two 4999 Kyngs Heath Boulevard Kissimmee, FL 34746 Vail Run Resort 1000 Lionsridge Loop Vail, CO 81657 Vallarta Torre Apartado Postal 4-22 Paseo de las Garzas Puerto Vallarta, Jalisco 00060 Mexico Varsity Clubs of America – South Bend Chapter and Premiere Vacation Collection at Varsity Clubs of America – South Bend Chapter 3800 North Main Street Mishawaka, IN 46545-3110 Varsity Clubs of America – Tucson Chapter and Premiere Vacation Collection at Varsity Clubs of America – Tucson Chapter 3855 East Speedway Boulevard Tucson, AZ 85716 Vilar do Golf Resort Club Quinta do Lago 8135 Almancil Loule, Algarve, Portugal Villa del Arco Km. 05 Camino Viejo a San José Cabo San Lucas 23450-23410 Mexico Villa del Palmar Km. 3, Francisco Medina Ascencio Puerto Vallarta, Jalisco Mexico Villa del Palmar-Cabo Km. 0.5, Camino Viejo a San José Cabo San Lucas, B.C.S. 23410 Mexico Villa del Palmar Cancún Mujeres Beach Resort Carretera Punta Sam, Km. 5.2 Cancún, Quintana Roo 77400 Mexico Villa del Palmar Flamingos Paseo Costero Playa Lote E Flamingos Nayarta Nuevo Vallarta, Nayarit 63732 Mexico Villa del Palmar Loreto Carretera Transpeninsular Km. 83 Ensenada Blanca Loreto, B.C.S. 23680 Mexico

23 Villa Pacífico Ave. La Marina S/A Apartado Postal # 263-D Puerto Vallarta, Jalisco, Mexico Villa Roma Resort Lodges 340 Villa Roma Road Callicoon, NY 12723 Villa Sofía Resort and Spa Ave Pioneros 200 Bariloche, Río Negro R8400RD6 Argentina Village at Carefree Conference Resort, The 36601 N. Muletrain Road Carefree, AZ 85377 Village Coconut Island, The 51/7 Moo 6 Coconut Island, Koh Kaew, Muang Phuket 83000 Thailand Village at Loon Mountain. Route 112, Kancamagus Highway Lincoln, NH 03251 Village at Palmetto Dunes 10 Trent Jones Lane Hilton Head Island, SC 29928 Village Center Le Clos du Rocher Avenue du Cingle Les Eyzies de Tayac Dordogne 24620, France Village Center – Demeures de la Massan Impasse Edmond Brazes Argeles Sur Mer 66700, France Villaggio Cala La Luna c/da Badia Favignana 91023, Italy Villaggio Cala Mancina Via Cala Mancina San Vito Lo Capo Trapani, Sicily 91010, Italy Villaggio Olimpico Area Duchi Sestriere, Torino 10058, Italy Villagio Torre Macauda Torre Macauda, SS115, Km. 131 Località Macauda Sciacca (AG), Sicily 92119, Italy Villas at Fairway, The Route 209 Bushkill, PA 18324-0221 Villas at Polo Towers, The 3745 Las Vegas Boulevard South Las Vegas, NV 89109 Villas at Simpson Bay Resort & Marina Billy Folly Road N#37 St. Maarten, Dutch Caribbean Villas at the Boardwalk 1601 Atlantic Avenue Virginia Beach, VA 23451 Villas at Tree Tops, The Route 209 Bushkill, PA 18324 Villas de Santa Fe 400 Griffin Street Santa Fe, NM 87501 Villas on the Greens at the Welk Resort 8860 Lawrence Welk Drive Escondido, CA 92026 Vista Mirage 400 South Hermosa Palm Springs, CA 92262 Vistana’s Beach Club 10740 S. Ocean Drive Jensen Beach, FL 34957 Voyager Resort Cnr. Old Burleigh Road & Elizabeth Avenue Broadbeach, Queensland Australia Walton Hall Walton, Wellesbourne Warwickshire CV35 9HU United Kingdom Wapato Point 1 Wapato Way P.O. Box 426 Manson, WA 98831 Water’s Edge Resort 1525 Boston Post Road Westbrook, CT 06498 Waterman Holiday Club Put Vela Luke 4 Supetar, Brac 21400 Croatia Waterside Vacation Resort 45 Waterside Drive Hilton Head Island, SC 29928 Welk Resorts Cabo – Sirena del Mar Km. 4.5 Transpeninsular Highway Cabo San Lucas, BCS 23410, Mexico Welk Resorts Desert Oasis 34567 Cathedral Canyon Drive Cathedral City, CA 92234 Welk Resorts Mountain Villas 8860 Lawrence Welk Drive Escondido, CA 92026 Wellington, The. 551 Thames Street Newport, RI 02840 Westgate Blue Tree 12007 Cypress Run Road Orlando, FL 32836 Westgate Branson Lakes at Emerald Pointe Resort 750 Emerald Pointe Drive Hollister, MO 65672 Westgate Branson Woods 2005 Roark Valley Road Branson, MO 65616 Westgate Flamingo Bay Club 5625 West Flamingo Road Las Vegas, NV 89103 Westgate Historic Williamsburg 1324 Richmond Road Williamsburg, VA 23185 Westgate Lakes Resort 10000 Turkey Lake Road Orlando, FL 32819 Westgate Miami Beach 16701 Collins Avenue Miami, FL 33160 Westgate Myrtle Beach 415 South Ocean Boulevard Myrtle Beach, SC 29577 Westgate Painted Mountain Country Club 6302 E. McKellips Road Mesa, AZ 85215 Westgate Palace 6145 Carrier Drive Orlando, FL 32821 Westgate Park City Resort and Spa 4000 Canyons Resort Drive Park City, UT 84098 Westgate RVS at Orlando 6950 Villa de Costa Drive Orlando, FL 32821 Westgate Smoky Mountain Resort at Gatlinburg 915 Garden Road Gatlinburg, TN 37738 Westgate Towers 7600 West Irlo Bronson Memorial Highway Kissimmee, FL 34747 Westgate Town Center 2770 Old Lake Wilson Road Kissimmee, FL 34747 Westgate Vacation Villas 2770 Old Lake Wilson Road Kissimmee, FL 34747 Westin Ka’anapali Ocean Resort North 170 Kai Ala Drive Lahaina, Maui, HI 96761 Westin Ka’anapali Ocean Resort Villas 6 Kai Ala Drive Lahaina, Maui, HI 96761 Westin Kierland Villas 15620 N. Clubgate Drive Scottsdale, AZ 85254 Westin Lagunamar Ocean Resort Km. 12.5 Blvd. Kukulcán Zona Hotelera, Cancún Quintana Roo 77500, Mexico Westin Mission Hills Resort Villas 71-333 Dinah Shore Drive Rancho Mirage, CA 92270 Westin Princeville Ocean Resort 3838 Wyllie Road Princeville, Kauai, HI 96722 Westin Riverfront Mountain Villas 218 Riverfront Lane Avon, CO 81620 Westin St. John Resort and Villas Great Cruz Bay P.O. Box 8339 St. John, U.S. Virgin Islands Westwind II Club West Bay Street, Cable Beach Nassau, New Providence Island Westwood at Split Rock 1 Lake Drive Lake Harmony, PA 18624 White Sands Beach Club Arenal d’en Castell Menorca, Balearic Islands 07730 Spain White Sands Waikiki 431 Nohonani Street Honolulu, HI 96815 Wild Wing Golf Village 525 Wild Wing Boulevard Conway, SC 29526

Williamsburg Plantation 4870 Longhill Road Williamsburg, VA 23188 Willow Valley Resort Highway 105 South Bairds Creek Road Boone, NC 28607 Willowbrook at Lake Harmony One Lake Drive Lake Harmony, PA 18624 Windjammer Landing Villa Beach Resort Labrelotte Bay P.O. Box 1504 Castries, St. Lucia Windward Passage Resort. 418 Estero Boulevard Fort Myers Beach, FL 33931 Winners Circle Beach and Tennis Resort. 550 Via de la Valle Solana Beach, CA 92075 W.I.V.C. Coral Mar. Pok-ta-pok Avenue Cancún, Quintana Roo, Mexico Woodford Bridge Country Club Milton Damerel Nr. Holsworthy Devon EX22 7LL, United Kingdom World International Vacation Club – Coral Mar Pok-ta-pok Avenue Cancún, Quintana Roo, Mexico WorldMark Angels Camp 123 Selkirk Ranch Road Angels Camp, CA 95222 WorldMark Bass Lake 53134 Road #432 Bass Lake, CA 93604 WorldMark Big Bear 240 Starvation Flats Road Big Bear, CA 92315 WorldMark Victoria 120 Kingston Street Victoria, British Columbia V8V 1V4 Canada WorldMark Windsor 1251 Shilo Road Windsor, CA 95492 WorldMark Wolf Creek 3618 N. Wolf Creek Drive Eden, UT 84310 Wyndham Royal Vista 1110 South Ocean Boulevard Pompano Beach, FL 33062 Wyndham Governor’s Green Williamsburg 4600 Mooretown Road Williamsburg, VA 23185 Yachtsman Resort, The 1304 North Ocean Boulevard Myrtle Beach, SC 29577 Ylläs 2 Äkäslompolo 95970 Finland Yucca Park Urb. Playa Fañabe s/n Adeje, Tenerife Canary Islands, Spain Zorgvliet Private Residence Club at Protea Hotel King George King George Drive King George Park George 6529, South Africa Zuana Beach Resort Barrio Bello Horizonte Santa Marta, Magdalena, Colombia WorldMark Kirra Beach Cnr. Coyle and Winston Street Queensland, Australia WorldMark Kona 75-5949 Alii Drive Kona, Hawaii, HI 96740 WorldMark Lake of the Ozarks 4900 Bella Point Osage Beach, MO 65065 WorldMark Las Vegas 8601 Las Vegas Blvd. Las Vegas NV 89123 WorldMark Leavenworth 100 Enchantment Park Way Leavenworth, WA 98826 WorldMark Oceanside Harbor 1301 Carmelo Drive Oceanside, CA 92054 WorldMark Palm Springs 1177 North Palm Canyon Drive Palm Springs, CA 92262 WorldMark Pinetop 2000 South WorldMark Drive Pinetop, AZ 85935 WorldMark Rancho Vistoso 13355 N. Hidden Springs Drive Oro Valley, AZ 85737 WorldMark Reno 250 N. Arlington Reno, NV 89505 WorldMark Running Y 5409 Running Y Road Klamath Falls, OR 97601 WorldMark Seaside Avenue A and Columbia Seaside, OR 97138 WorldMark St. George 1157 S. Plantation Drive St. George, UT 84770 WorldMark Birch Bay 4810 Beachcomber Way Blaine, WA 98230 WorldMark Branson 2794 Fall Creek Road Branson, MO 65616 WorldMark Canmore-Banff 91 Three Sisters Drive Canmore, Alberta, T1W 3A1, Canada WorldMark Clear Lake 3927 East Highway 20 Nice, CA 95464 WorldMark Coral Baja Km. 29.5, Carretera Transpeninsular San José del Cabo, B.C.S. 23400 Mexico WorldMark Depoe Bay 141 Orcas Drive Depoe Bay, OR 97341 WorldMark Eagle Crest 1522 Cline Falls Highway Redmond, OR 97756 WorldMark Flynn’s 14 Flynn Street Port Macquarie 2444, Australia WorldMark Galena 5129 Long Hollow Point Galena, IL 61036 WorldMark Gleneden 6593 Gleneden Beach Loop Gleneden Beach, OR 97388 WorldMark Golden Beach 75 the Esplanade, Caloundra Queensland 4100, Australia WorldMark Grand Lake 57020 E. Highway 125 Afton, OK 74331 WorldMark Kihei 2295 South Kihei Road Kihei, Maui, HI 96753 A Place at the Beach 4525 South Ocean Boulevard North Myrtle Beach, SC 28582 Acadia Village Resort 50 Resort Way Ellsworth, ME 04605 Acanto Boutique Hotel & Residences Calle 16 Mza 27 Norte, Lote 18 Playa del Carmen, Mexico Accor Vacation Club at Grand Mercure Heritage Park Bowral Heritage Park 9 Kangaloon Road Bowral, Australia Accor Vacation Club at Freshwater Point Resort Gold Coast 33 T.E. Peters Drive Broadbeach Waters Queensland 4218, Australia Accor Vacation Club at Grand Mercure Melbourne 321 Flinders Lane Melbourne, Victoria 3000, Australia Accor Vacation Club at Grand Mercure Puka Park Resort Mount Avenue, Coromandel Peninsula Pauanui Beach, New Zealand Accor Vacation Club at Novotel Nusa Dua Apartments Jalan Pantai Mengiat Nusa Dua, Bali Accor Vacation Club at Pinnacle Valley Resort 1 Mimosa Drive Pinnacle Valley, Victoria 3732, Australia Accor Vacation Club at Grand Mercure Apartments The Vines Verdelho Drive Swan Valley, The Vines West Australia 6069, Australia 24 RESORTS WITH 21 – 50 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY

Águilas Marina Beach Resort Hotel Don Juan, Avda. Puerto Deportivo Urb. Casica Verde Águilas, Murcia 30880, Spain Aldea Valle Encantado Carretera Panamericana, Km. 9 Mérida, Venezuela Alexandra Resort Princess Drive P.O. Box 622 Grace Bay, Turks & Caicos All Seasons Vacation Resort 13070 Gulf Boulevard Madeira Beach, FL 33708 Aloha Gardens Avenida del Golf, Urb. Aloha Golf Nueva Andalucía Marbella, Málaga 29660, Spain Amara Lifetime Resort 165 Tanjong Pagar Road Singapore 0208, Singapore Anchorage Resort & Yacht Club 107800 Overseas Highway Key Largo, FL 33037 Apart Holidays – Swiss Holiday Park Morschach 6443 Switzerland Apartur Buenos Aires Pte. Juan D. Perón 940 Buenos Aires, Argentina Apartur en El Valle de Las Leñas Las Leñas Mendoza 5613, Argentina Apartur Mountain Club Villa Catedral San Carlos de Bariloche, Río Negro Argentina Apollo Park at Vail 442 South Frontage Road East Vail, CO 81658 Apple Valley Resort 428 Club House Drive Howard, OH 43028 Aspens and Aspen Village, The 1607 North Davis Avenue, Suite 149 McCall, ID 83638 Atlantic Club Campanario de Calahonda Avda. de Espana, 22 Sitio de Calahonda Mijas-Costa, Málaga 29650, Spain Atlantic Garden Avda. Gran Canaria No. 4 Corralejo, La Oliva Fuerteventura Canary Islands 35660, Spain Atlantic Terrace 3629 South Atlantic Avenue Daytona Shores, FL 32127 Atlantic View c/Las Salinas 8, Los Mojones Puerto del Carmen, Lanzarote Canary Islands, Spain Atlantica Princess Ialyssos Beach Rhodes 85101, Greece Avalon Grand All Inclusive Vacation Km. 11.5 Kukulcán Boulevard Lote 17.A Cancún, Quintana Roo, Mexico Avalon Grand Panama Via Transistmica, Milla 10 Las Cumbres Panama Panama City, Panama Avalon Reef Club Islote El Yunque Isla Mujeres 77500, Mexico Bagaglino – Catturani Campo Carlo Magno Madonna di Campiglio (TN) 38084 Italy Bagaglino – Des Alpes 2 Via Campanil Basso Madonna di Campiglio (TN) 38084 Italy Bagaglino – Hotel La Posta Hotel La Posta & Sport Campiglio Via Cimatosa 10 Madonna di Campiglio (TN) 38084 Italy Balboa Club Avenida Camarón Sábalo S/N Mazatlán, Sinaloa, 82110, Mexico Bali Gardenia Resort Taman Mumbul, Nusa Dua Bali, Indonesia Banana Palms Marina and Resort Av. Reforma 1-50, Zona 9 Edificio El Reformador 1er. Nivel Oficina 106 Río Dulce, Izabal, Guatemala Bantry Bay 44A Victoria Road Bantry Bay, Cape Town 8060 South Africa Banyan Resort, The 323 Whitehead Street Key West, FL 33040 Barnsdale Country Club Exton, Nr. Oakham Rutland, Leicestershire LE15 8AB United Kingdom Barrancas del Este – Estacion Bosque Rincon del Indio, Ruta Interbalneari Punta del Este, Maldonado, Uruguay Bay & Beach Club 19508 & 19509 Gulf Boulevard Indian Shores, FL 33785 Bay Club, The 302 32nd Street Ocean City, MD 21842 Bay Club of Sandestin. 120 Sandestin Boulevard Destin, FL 32541-4533 Beach Club at Montego Inn, The 1307 South Ocean Boulevard Myrtle Beach, SC 29577 Beach Club at St. Augustine 2 Ocean Trace Road St. Augustine, FL 32080 Beach Condominiums, The 8459 Gulf Boulevard Navarre Beach, FL 32566 Beachside Village 50 Surf Drive Falmouth, MA 02540 Bear Lake Timeshare. 757 Bear Lake Boulevard Garden City, UT 84028 Bent Creek Golf Village 3919 East Parkway Gatlinburg, TN 37738 Berkshire by the Sea. 126 North Ocean Drive Delray Beach, FL 33483 Berkshire on the Ocean, The. 1775 South Ocean Drive Delray Beach, FL 33483 Blue Bay Village P.O. Box 162 Watamu, Kenya Blue Water Resorts at Guanahani Village West Bay Street Nassau, Bahamas Bluewater Resort and Marina 10 Bluewater Marina Drive Hilton Head Island, SC 29926 Boardwalk One First & Boardwalk Ocean City, MD 21842 Bonita Resort and Club. 26101 Hickory Boulevard Bonita Springs, FL 33923 Borgo de Colleoli Colleoli, Tuscany Palaia, Italy Bosques de Monterreal Bulevar Antonio L. Rodríquez 840 Pte. Col. San Jerónimo Monterrey, Coahuila Nuevo León 64640, Mexico Boyne Highlands Resort 600 Highlands Drive Harbor Springs, MI 49740 Boyne Vacation Club at Alpine Village 600 Highlands Drive Harbor Springs, MI 49740 Boyne Vacation Club at Big Horn 1 Lone Mountain Trail P.O. Box 160001 Big Sky, MT 59716 Boyne Vacation Club at Mountain Cabins 1 Boyne Mountain Road P.O. Box 19 Boyne Falls, MI 49713 Boyne Vacation Club at Ross Cottages 600 Highlands Drive Harbor Springs, MI 49740 Boyne Vacation Club at The Summit at Big Sky 1 Lone Mountain Trail P.O. Box 160001 Big Sky, MT 59716 Breakers Resort 61 Chase Avenue Dennisport, MA 02639 Broome Park Golf and Country Club The Broome Park Estate Barham, Nr. Canterbury Kent CT4 6QX, United Kingdom Burn Park Country Club Stratton Bude, Cornwall EX23 8SF United Kingdom Burnside Country Club Kendal Road Bowness-on-Windermere LA23 3EP United Kingdom 25

Cala Blanca Urb. Costa Taurito Crta. De Mogan. KM 81.5 Morgan, Gran Canaria 35138 Canary Islands, Spain Cala Corvino Club II Viale Aldo Moro 4 Monopoli Bari 70043, Italy Cala de Mar Calle Voltor s/n Cala Egos, Cala d’Or Mallorca, Balearic Islands 07660 Spain Calabogie Peaks Resort Highway 508, Barret Chute Road Calabogie, Ontario K0J 1H0 Canada California Vacation Club – Gaslamp Plaza Suites 520 “E” Street San Diego, CA 92101 Calini Beach Club 1030 Seaside Drive Sarasota, FL 34242 Camelot By The Sea 1801 Gulf Way Pass-A-Grille Beach St. Pete Beach, FL 33706 Canadian Resorts – Villas del Palmar Km. 75.5 Carretera Federal 180 Congregación La Vigueta – Tecolutla, Veracruz Costa Esmeralda del Golfo 93620 Mexico Cap Maison Smugglers Cove Drive Cap Estate, St. Lucia Cape Cod Holiday Estates. 97 Four Seasons Drive Mashpee, MA 02649 Cape Winds Resort. 657 West Main Street Hyannis, MA 02601 Capistrano Surfside Inn.8 34680 Pacific Coast Highway Capistrano Beach, CA 92624 Capitaine Cook 55 Rue Louis Bougo Etel 56410, France Capri Waters Country Club Melbourne Street Mulwala, New South Wales 3647 Australia Captain’s Quarters at Surfside. 241 Grand Avenue Falmouth, MA 02540 Caribbean Beach Club. 7600 Estero Boulevard Fort Myers Beach, FL 33931 Caribe Beach Resort 2669 West Gulf Drive Sanibel Island, FL 33957 Carolina Club, The Southwind Drive Hilton Head, SC 29928 Casa del Lago Ruta 258, Km. 18 200 Lago Gutiérrez San Carlos de Bariloche Río Negro, Argentina Casa Dorado San Lucas Bay Hotel Melia San Lucas El Medano Cabo San Lucas, B.C.S., Mexico Casa Metz Via Iman 5 Santa Christina in Val Gardena BZ 39047, Italy Casablanca Av. Ezequiel Bustillo Km. 23.5 8409 Llao Llao San Carlos de Bariloche, Río Negro Argentina CasaBlanca Vacation Club 950 West Mesquite Boulevard Mesquite, NV 89027 Cathedral Ledge Junction Routes 16/302 and 16A Intervale, NH 03845 Cerritos Resort Av. Sábalo Cerritos Entronque con Carr. Al Habal Mazatlán, Sinaloa, Mexico Channel Island Shores 1311 Mandalay Beach Road Oxnard, CA 93035 Charter Club Resort on Naples Bay 1000 10th Avenue South Naples, FL 33940 Chateau Dale Resort 322/2 Moo 12, Thuppraya Road Pattaya City, Chonburi 20260 Thailand Chateau Orleans 240 Burgundy Street New Orleans, LA 70112 Chetola Lodge and Conference Center North Main Street Blowing Rock, NC 28605 China Worldbest Crown Spa Resort Hainan 1Qiongshan Avenue Haihou, Hainan 57100, China Church Street Inn, The 177 Church Street Charleston, SC 29401 Cispatá Marina Hotel Bahía Cispatá y Playa Blanca San Antero, Colombia Clermont Paraguay 930 Buenos Aires 1057, Argentina Clermont Pinamar Del Cornalito 1271 Pinamar, Buenos Aires, Argentina Cliffs Club Resort, The 3811 Edward Road Princeville, Kauai, HI 96722 Clover Ridge. 5071 Clover Ridge Road Panora, IA 50216 Club Ambassador Calle Granados Urb. Durazno, La Paz Puerto de la Cruz, Tenerife Canary Islands, Spain Club Asia International – Damai Rainforest Resort Pantai Damai, Santubong Kuching, Sarawak 93860, Malaysia Club Asia International – Royal Mulu Resort Sungai Melinau, Baram Miri, Sarawak 98000, Malaysia Club Azúr Erkel Ferenc U. 2/c Siofok, Somogy 8600, Hungary Club at Cape Cod, The 177 Lower County Road Dennisport, MA 02639 Club Biodorf Bad Waltersdorf Bad Waltersdorf Bad Waltersdorf 8271, Austria Club Campestre El Carrizal Carr. Panamericana Km. 19 Panama City, Panama Club Dolmen By The Sea Islets Promenade Qawra, Malta Club Donatello 501 Post Street San Francisco, CA 94102-1277 Club Elite Vacation at La Fenice Resort Localita Osseddu Olbia, Sardinia 07026, Italy Club El Moro Carretera Pichilingue Esq. Monterrey, P.O. Box 357 La Paz, B.C.S. 23000, Mexico Club El Velero c/Centurion y Córdoba, 3 Torremolinos, Málaga 29620, Spain Club Estela Dorada at Gruphotel Club Aldea del Mar Avda. Roentgen s/n Torrevieja, Alicante 03180, Spain Club Estela Dorada at Gruphotel Club Novelty Calle Berlin, 5 Salou, Tarragona, 43840, Spain Club Estela Dorada at Gruphotel Club Riviera Autovia Salou-Reus, 4 Salou (Tarragona) 43840, Spain Club Estela Dorada at Gruphotel Club Tarter Apartamento I32 Ransol, Canillo, Andorra Club Estela Dorada at Ogisaka Garden Calle Aquari, 3 Alicante, Denia 03700, Spain Club Flamingo c/o Flamingo Beach Hotel Bonaire, Dutch Caribbean Club Imperial Park c/Tossal de la Cometa, s/n Calpe, Alicante, 03710, Spain Club Intrawest – Panorama 2000 Panorama Drive Panorama, British Columbia V0A1T0 Club Intrawest – Tremblant 200 Chemin des Saisons Mont Tremblant, Québec J0T 1Z0 Canada Club Intrawest – Vancouver 1001 Hornby Street Vancouver, British Columbia V6Z2R9 Canada Club La Paz Urb. Jardines de la Paz Av. Marqués Villaneve del Prado Puerto de la Cruz, Tenerife Canary Islands, Spain 26

Club Louka Hotel Louka Oukaimeden, Morocco Club No. 1 Nice Côte d’Azur 56 Rue St. Philippe Nice 06000, France Club Noosa Noosa Drive Noosa Heads Queensland 4567, Australia Club Orlando 5305 San Antonio Street Orlando, FL 32809 Club Paso del Rio Calle Paso do Rio. 16 Montrove (Oleiros) A Coruña, Galicia 15179, Spain Club Playa Blanca Ruta Panamericana Norte Km. 430, IV Region Tongoy, Chile Club Premier Four Seasons – Soleil La Antigua 9 Calle Poniente La Antigua Guatemala 03001 Guatemala Club Premier Four Seasons – Soleil Pacífico Chulamar, Puerto de San José Escuintla, Guatemala Club Puerto Atlántico Carretera General del Sur Arguineguín, Gran Canaria 35120 Canary Islands, Spain Club QM at The Ridge Sierra 265 Quaking Aspen Stateline, NV 89449-2157 Club Quinta del Mar Boulevard Benito Juarez 22-500 Rosarito Beach, B.C.N. Mexico Club Regency in Regency Towers 2511 South Ocean Boulevard Myrtle Beach, SC 29587-4246 Club Royal – King Solomon’s Palace Hotel Eilat 88000, Israel Club Royale at Torre Oceano c/o Aztec Country Club Calle Libra, Urb. Riviera del Sol Mijas-Costa, Málaga 29647, Spain Club Sea Oats 2539 South Atlantic Avenue Daytona Beach Shores, FL 32118 Club Sol Mar del Plata Bolivar 1002 – Esq. Mendoza Mar del Plata, Buenos Aires Argentina Club Système Vacances at Club Callao Garden Callao Salvaje Adeje, Tenerife, Canary Islands, Spain Club Wandlitzsee-Berlin Stolzenhagener Chaussee 22-24 Wandlitzsee 16348, Germany Clube do Mónaco Rua Gileanes Cerro Da Lagoa, 8200 Albufeira Algarve, Portugal Clubhotel am Kreischberg Kreischberg Str. 5 St. Georgen ob Murau, 8861, Austria Colonial Crossings of Williamsburg 200 English Garden Way Williamsburg, VA 23188 Colonial Acres Resort 114 Standish Way West Yarmouth, MA 02673 Colonial Village Los Cardones Av. Litoral, Playa de las Américas Arona, Tenerife, Canary Islands, Spain Commodore Beach Club 13536 Gulf Boulevard Madeira Beach, FL 33708 Condominio Porto Bello Marina Villas Bahia de Xcacel Lote 9 MZ 023. Plano 01 Puerto Aventuras, Quintana Roo Mexico Corail Royal Marina Porto Coralto Tabarka, Tunisia Coral Costa Resort, Juan Dolio Juan Dolio Beach San Pedro de Macoris 066-B Dominican Republic Cordial-Hotel Going Marchstr. 27 Going, Tyrol 6353, Austria Costa Bonita Condominium & Beach Resort Calz. Sabalo Cerritos No. 7500 Mazatlán, Sinaloa, Mexico Costa del Sol Resort 4220 El Mar Drive Lauderdale-By-The-Sea, FL 33308 Costa Maya Reef Resort Ambergris Caye P.O. Box 69 San Pedro Town, Belize Costa Sal c/Agonal, 6, Urb. Matagorda Puerto del Carmen, Lanzarote Canary Islands, Spain Costa Sul Beach Resort Rua Gal Neto, 383 sala 905-Passo Camboriu, Brazil Country Club Villas 1550 Fawn Vista Drive Surfside, SC 29575 Country Vacation Villas (Amador) Avenida Amador y Avenida Pelicano Apto Postal 8001 Panama City, 7, Panama Cranberry Waterfront Suites and Country Club 15 Harbour Street E. Collingwood, Ontario, Canada L9Y 4T9 Crescent, The 1420 Ocean Drive Miami Beach, FL 33139 Cristal Palace Hotel Ciudad de la Paz 2550 Buenos Aires, Argentina Crown Regency Vacation at Crown Regency Residence J.P. Cabaguio Avenue Agdao, Davao City 8000, Philppines Dames de la Mer Netsel Marina 231/232 Gunnucek Way Marmaris 48700, Turkey Daytona Resort and Club 1200 Ruger Place Daytona Beach, FL 32118 Dawn Beach Club 144 Oyster Pond Road Philipsburg, St. Maarten Dutch Caribbean Delta Grand Okanagan Resort 1310 Water Street Kelowna, British Columbia V1Y 9P3 Canada Desert Vacation Villas. 250 West Vista Chino Palm Springs, CA 92262 DeVere at Belton Woods Belton, Near Grantham Lincolnshire, NG32 2LN United Kingdom DeVere Resort Ownership The Carrick The Carrick at Cameron House Lock Lomond, Dunbartonshire United Kingdom DeVere Resort Ownership Slaley Hexham, Northumberland NE47 0BY United Kingdom Devoncourt Douglas Avenue Exmouth, Devon EX8 2EX United Kingdom Discovery Bay Yacht & Racquet Club 141 Orcas Drive Port Townsend, WA 98368 Dive Inn Resort 34/H, Cliff Om el Seed Sharm el Sheikh, Egypt Divi Heritage Beach Resort Vauxhall, St. James Parish Barbados, West Indies Doha Hills P.O. Box 55398 Sin-El-Etl Doaht El-Hoss, Beirut, Lebanon Dolphin Beach Club 3355 South Atlantic Avenue Daytona Beach Shores, FL 32118 Don Pancho Beach Resort 58-62 Miller Street Kelly’s Beach, Bundaberg Queensland 4670 Australia Dreams La Romana Resort & Spa Playa de Bayahibe La Romana Dominican Republic Eastwood at Provincetown 324 Bradford Street Provincetown, MA 02657 Eden Bay Resort St. George’s Bay St. Julian’s STJ 07, Malta Edinburgh Residence 7 Rothebay Terrace Edinburgh EH3 7RY United Kingdom Eduard’s Hotel Suites & Resort Urbanizacion Alamo Macuto Venezuela 27

Egret Point Vacation Resort 4700 Egret Point Way Hilton Head Island, SC 29928 Egrets Pointe at Edisto 547 Hwy 174 Edisto Island, SC 29438 Elani Bay Siviri Kassandra, Halkidiki Greece Emirates Vacation Club at Emirates Grand Hotel Sheikh Zayed Road Dubai, United Arab Emirates Englewood Beach and Yacht Club 1815 Gulf Boulevard Englewood, FL 34223 Equivest Riverside Suites 218 College Street San Antonio, TX 78205 Es Pueto C/Es Canar s/n A lado Hotel Tres Torres Santa Eulalia, Ibiza E-07840 Balearic Islands Spain Escapes! to the Gulf at Orange Beach 22984 Perdido Beach Boulevard Orange Beach, AL 36561 Escapes! to Tropical Breeze at Panama City Beach 17001 West Front Beach Road Panama City Beach, FL 32413 Estancia Apartur Mar del Plata Frente a la nueva cancha de Mar del Plata Golf Club Mar del Plata, Buenos Aires Argentina Estates of King’s Creek, The 191 Cottage Cove Lane Williamsburg, VA 23185 Fairmont Estates Condominiums 101 High Country Drive Anaconda, MT 59711 Fairmont Vacation Villas at Riverview 5240 Riverside Drive Fairmont Hot Springs British Columbia V0B 1L0 Canada Family Clubhotel and Apartments Daruzug 5/a Hajduszoboszlo 4200, Hungary Fantasy Island Resort II 3175 South Atlantic Avenue Daytona Beach, FL 32118 Farallón Caviahue Base Norguin-NE Neuquén, Argentina Ferienwelt-Hotel Wikings-Inn Schwimmbadallee 6 Wingst 21789, Germany First Cabin Club 1000 McCulloch Boulevard Lake Havasu City, AZ 86403 Fishermen’s Village Resort Club. 1200 West Retta Esplanade, Q-58 Punta Gorda, FL 33950-5339 4 Seasons at Beech Mountain 608 Beech Mountain Parkway Beech Mountain, NC 28604-8014 4 Seasons at Desert Breezes8 77-955 Calle Las Brisas South Palm Desert, CA 92211 Four Seasons Racquet and Country Club 301-10 Carol Road Lake of the Ozarks, MO 65049 Four Seasons Residence Club Scottsdale 10650 East Crescent Moon Drive Scottsdale, AZ 85255 Four Winds Beach Resort 2605 Gulf of Mexico Drive Longboat Key, FL 34228 Freeport Resort & Club Rum Cay Drive Freeport, Grand Bahama Island Bahamas Freshwater Point Resort Broadbeach 33 T.E. Peters Drive Broadbeach Waters Queensland 4218, Australia Fuente Real Resort Carrera 7a No 21-61 Tolima, Colombia Fun and Adventure Club at Erlebnishotel Liebnitzmühle Liebnitz 38 Raabs an der Thaya 3820, Austria Fun and Adventure Club at Erlebnishotel Nová Amerika Zalonov 45 Jaromer 55101 Czech Republic Gålå Fjellgrend Gålå Høgfjellshotell Og Hytter Gålå 2646, Norway Galaxy Holiday Club Depiro Street Sliema SLM 05 Malta Garden Valley Golf Resort 220 FM Road 1995 Garden Valley, TX 75771 Gardens at West Maui, The 5500 Old Honoapiilani Highway Kapalua, Maui, 96761 Hawaii Gold Point Condominiums 1000 County Road 520 Breckenridge, CO 80424 Golden Palms Hotel and Spa 31/32 Golden Palms Avenue Off Tumkur Road Bangalore, Kamataka 562 123 India Grand Beach Vacation Resort 8309 Lake Bryan Beach Boulevard Orlando, FL 32821 Grand Caymanian Resort SafeHaven P.O. Box 30610 Crystal Harbor, Grand Cayman Cayman Islands Grand Holiday Club at Atlantic Garden Avenida Gran Canaria 7 Corralejo, La Oliva Fuerteventura, Canary Islands 35640 Spain Grand Hotel Misurina Via Monte Piana 21 Misurina (BL), Italy Grand Oasis Marien Calle Duarte #6 Puerto Plata Dominican Republic Grand Oasis Punta Cana Vacation Club Cabeza de Toro Punta Cana, Dominican Republic Grand Regency Resort at Thousand Hills 175 Golf View Drive Branson, MO 65616 Grande Bay Resort & Residence Club Bay Street, Cruz Bay Quarter P.O. Box 690 Cruz Bay, St. John 00831, USVI Greenhouse – Villas, The Route 209 Bushkill, PA 18324 Gruphotel Club Aldea del Mar Av. Roentgen S/N Torrevieja, Alicante 03180, Spain Gruphotel Club Riviera Av. Salou-Reus, 4 Salou, Tarragona E-43840, Spain Gruphotel Club Tarter Apartamento I32 Ransol, Canillo, Andorra Gulf Tides of Longboat Key 3008 Gulf of Mexico Drive Longboat Key, FL 34228 Hammocks, The 60 Earl of Craven Bald Head Island, NC 28461 Harbor Landing Condominiums 4 Beach Road Extension Vineyard Haven, MA 02568 Harbor Ridge Freeman Ridge Road Southwest Harbor, ME 04679 Harbour Beach Resort 701 South Atlantic Boulevard Daytona Beach, FL 32118 Harbour Town Yacht Club 149 Lighthouse Road Hilton Head Island, SC 29938 Hawaiian Princess at Makaha Beach8 84-1021 Lahilahi Street Makaha, Oahu, HI 96792 Hawks Nest, The One Kyle Way South Marathon, FL 33050 Heidelberg Inn. 85 Boulder Drive – Lakeview June Lake, CA 93529 Heraclea Hotel Residence Via Lido snc Policoro, Matera 75025, Italy Hever Golf and Country Club Hotel Hever Road Hever, Kent TN8 7NP, United Kingdom Hideaway Sands Resort 3804 Gulf Boulevard St. Petersburg, FL 33706 Hokkaido Tracks Vacation Club – Yama Shizen 185 – 8 Aza Yamada Kutchan, Hokkaido 044 0081, Japan 28

Hokkaido Tracks Vacation Club – Youtei Tracks 190-50 Aza Yamada Kutchan, Hokkaido 044 0081, Japan Holiday Club Fured Tancsics M. u 18 Balatonfuered 8230, Hungary Holiday Club Pyhä Pyhätunturi 98530, Finland Holiday Club Ruka 689 Pulkajarvi Kuusamo 93999, Finland Holiday Owners Club at Devoncourt Douglas Avenue Exmouth, Devon EX8 2EX United Kingdom Holiday Owners Club at Hever Golf & C.C. Hotel Hever Road Hever, Kent TN8 7NP United Kingdom Holiday Owners Club at Long Beach Resort and Club P.O. Box 86, Famagusta Kibris Mersin 10, North Cyprus Holiday Park Resort S1, 415 Commonwealth Road Winfield, British Columbia V4V 1P4 Canada Hollywood Beach Hotel 101 North Ocean Drive Hollywood, FL 33019 Hono Koa Vacation Club 3801 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Horizon Touristic Resort Red Sea Hurghada, Egypt Horse Country Resort Congress and Spa Strada a Mare 24, No. 27 Arborea, Sardinia 09092, Italy Hostería del Cerro Villa Cerro Catedral San Carlos de Bariloche Río Negro 8400, Argentina Hostería del Lago Ave. Ezequiel Bustillo Km. 7.8 Box 8.400 San Carlos de Bariloche Río Negro 8400, Argentina Hotel Aguamarina Lote No. 5 Higuerote, Miranda, Venezuela Hotel Apart Spa & Resort Costa Carilo Albatros 20 Esquina Jacaranda Carilo Buenos Aires 7167, Argentina Hotel bh El Retiro Calle 80 No 10-11 Bogata, Colombia Hotel bh La Quinta Cra. 5a, No. 74-52 Bogata, Colombia Hotel Breckenridge at Marriott’s Mountain Valley Lodge 655 Columbine Road Breckenridge, CO 80424 Hotel de Aventura Centro Convenciones Madaura Km. 59 Via Melgar Chinauta, Cundinamarca Colombia Hotel De L’Eau Vive 315 Tchoupitoulas Street New Orleans, LA 70130 Hotel El Castellano Calle 57 #513X 63 and 64 Mérida, Yucatán 97000 Mexico Hotel La Pedregosa Final Av. Panamericana Urb. La Pedregosa Mérida, Venezuela Hotel Las Naciones Suites & Tower Av. Corrientes 818 Buenos Aires, Argentina Hotel Mansión Tarahumara Domicilio Conocido Areponapuchic Barrancas del Cobre, Chihuahua Mexico Hotel Puerta del Mar Paseo de las Gaviotas Esq. Agua de Correa Ixtapa, Zihuatanejo Guerrero 40880 Mexico Hotel Internacional Quirinale Av. H. Quiros y Noailles Colón, Entre Ríos, Argentina Hotel Serena Beach Club Punici Street Xlendi, Island of Gozo VCT 115 Malta Hotel Tamarindo Costa Real Playa Tamarindo Santa Cruz, Guanacaste Costa Rica Hôtel Vacances Tremblant 330 Route 117 St. Jovite, Québec Canada J0T 2H0 Hotelcal – Hotel Apartamentos Calypsso I Malecon Balneario de Salinas Salinas, Ecuador Huka Village Estate Huka Falls Road Taupo, New Zealand Hyatt Sunset Harbor Resort Front Street at Truman Annex Key West, FL 33040 Illetas Club Playa – Bougainvilla Paseo Illetas 62 Illetas, Mallorca Balearic Islands E-07015, Spain Indian Peaks 817 Cramner Avenue Fraser, CO 80482 Inn at the Opera 333 Fulton Street San Francisco, CA 94102 Inn at Silver Lakes, The 14818 Clubhouse Drive Helendale, CA 92342 InnSeason Captain’s Quarters 241 Grand Avenue Falmouth, MA 02540 InnSeason Resorts – South Mountain Route 112 – Main Street Lincoln, NH 03251 Inlet Sports Lodge 4600 Hwy. 17 Business Murrells Inlet, SC 29576 Inverness at Walden – Phase II 13151 A Walden Road, #243 Montgomery, TX 77356 Jackson Hole Racquet Club Resort Star Route #363-B Jackson Hole, WY 83001 Jackson Hole Towncenter. 320 West Broadway Jackson Hole, WY 83001 Jamaican on the Gulf 11660 Gulf Boulevard Treasure Island, FL 33706 Jambo Vacation Club at Club Residence Capopiccolo Localita Capopiccolo, Crotone Isola di Capo Rizzuto 88076, Italy Jungle Bay Resort and Spa Pointe Mulatre Dominica Ka’anapali Beach Club 104 Kaanapali Shores Place Lahaina, Maui, HI 96761 Kahana Villa Vacation Club 4242 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Kahlua Beach Club 4950 Estero Boulevard Fort Myers Beach, FL 33931 Kala Point Village. and Resorts West Vacation Club at Kala Point 20 Village Drive Port Townsend, WA 98368 Kamaole Beach Club 2381 South Kihei Road Kihei, Maui, HI 96753 Kenmore Club, The Kenmore, Perthshire PH15 2HH United Kingdom Kimball, The 150 North Main Street Salt Lake City, UT 84103 Kingfisher Club Benal Beach Ctra. de Cádiz, Km. 221 Benalmadena-Costa, Málaga 29630 Spain Kingfisher Inn 100 N. Waccamaw Drive Garden City Beach, SC 29223 Kololi Beach Club Ker Serign Kombo North P.M.B. 241 Serrekunda Gambia Kona Reef 75-5888 Alii Drive Kailua-Kona, Hawaii, HI 96740 Kuleana Club, The. 3959 L. Honoapiilani P.O. Box 45 Lahaina, Maui, HI 96767 Kulta-Katti Suojarventie 2 Vuokatti 88610, Finland La Orquidea Heights c/d Jose Orbaneja s/n Sitio de Calahonda Mijas-Costa, Málaga 29650 Spain 29

La Quinta at La Manga La Manga Club, Los Belones Cartagena, Murcia 30385, Spain La Renaissance 190 Kentucky Avenue Atlantic City, NJ 08404 La Vista Resort Billy Folly Road 53 Pelican Key, P.O. Box 2086 St. Maarten, Dutch Caribbean Lagamar Resort Av. Das Palmeiras, 444 Varginha, Minas Gerais, Brazil Lago Vista at Buenaventura Lakes 180 Royal Palm Drive Kissimmee, FL 34743 Lagonita Lodge. 183 Lagonita Lane Big Bear Lake, CA 92315 Laguna Shores 419 North Coast Highway Laguna Beach, CA 92651 Laguna Suites Golf and Spa Paseo Pok Ta Pok num 3 Zona Hotelera Cancún, Quintana Roo, Mexico Laguna Surf 611 South Coast Highway Laguna Beach, CA 92651 Lahaina Inn Resort 5580 Estero Boulevard Fort Myers Beach, FL 33931 Lake Arrowhead Chalets. 199 Rockledge Lane Kuffel Canyon and Highway 173 Lake Arrowhead, CA 92352 Lake Forest Resort and Club 1531 Golf View Drive Eagle River, WI 54521 Lake Placid Club Lodges. 30 Lake Placid Club Way Lake Placid, NY 12946 Lakeland Village, The Newby Bridge, Ulverston Cumbria LA12 8PX United Kingdom Lakeside Terrace in the Vail Valley 340 Benchmark Road Avon, CO 81620 Lakeside Villas 9600 Regent Parkway Fort Mill, SC 29715 Lakeside Villas, The 96 Lake Terrace Taupo, New Zealand Lapinniemi Lapinniemenranta 12 Tampere 33180 Finland Las Torres Gemelas. Costera Miguel Aleman #1230 Acapulco, Mexico Laurel Point Condominiums 805 Ski Mountain Road Gatlinburg, TN 37738 Lawai Beach Resort – Coral Building 5017 Lawai Road Koloa, Kauai, HI 96756 Le Manoir des Deux Amants Dep. 19, 40 Route d’Amfreville Connelles, Sous Les Monts 27430 France Le Mirage San Francisco de Asís s/n Villa Carlos Paz, Córdoba Argentina Le Nautile Port Camargue Le Grau du Roi 30240, France Le Relais du Plessis 2 Rue Clement Ader Plessis-Trevise, France Le Ville del Lido Via Lungomare Marconi Lido di Venezia (VE) 30126 Italy Le Ville del Magara Croce di Magara Spezzano Piccolo (CS) 87052 Italy Legend Hotel – Kuala Lumpur, The 100, Jalan Putra Kuala Lumpur 50350 Malaysia Legend Resort – Cherating, The Lot 1290 Mukim Sungai Karang, Cherating Kuantan, Pahang, 20680 Malaysia Les Terrasses de Saint Honorat Miramar – RN 98 Theoule Sur Mer 06590, France Lifetime in Hawaii 2240 Kuhio Avenue, #2214 Honolulu, Oahu, HI 96815 Lifetime Vacation Club at Miraflores Urb. Miraflores Apt. de Correo 85 La Cala de Mijas Mijas-Costa, Málaga 29647, Spain Lighthouse Resort and Club 210 Periwinkle Way Sanibel Island, FL 33957 Lindo Mar Adventure Club8 Km. 2.5, Ctra. Barra de Navidad Puerto Vallarta, Jalisco, Mexico Lion’s Gate Pines Lodge 55 North Lion’s Gate Drive Winter Park, CO 80482 Little Sweden 8984 Highway 42 Fish Creek, WI 54212 Lloyd’s Club Av. de los Holandeses, s/n La Mata – Torrevieja Alicante 03180, Spain Lodge at Lake Tahoe, The. 3840 Pioneer Trail South Lake Tahoe, CA 96150 Lodges at Cresthaven 3210 Lake Shore Drive Lake George, NY 12845 Lodges at Timber Ridge Welk Resorts Branson, The 1984 Highway 165 Branson, MO 65616 Loma Bonita Paseo de los Yaquis y Avenida de los Series S/N Country Club San Carlos Sonora, Mexico LomaSirmakka Tuulentie 5 Nurmes 75500 Finland Los Pájaros Calle del Tuyu 919 Pinamar, Buenos Aires, Argentina Los Tajibos Vacation Club Av. San Martin No. 455 Santa Cruz 2966, Bolivia Macdonald Elmers Court Resort and Country Club II South Baddesley Road Lymington, Hampshire SO41 5ZB United Kingdom Manhattan Club Penthouse Suites, The 200 West 56th Street New York City, NY 10019 Marbella Suites Carretera Transpeninsular, Km. 3 Fracc El Tezal, Lote 20 Cabo San Lucas, B.C.S. 23450 Mexico Marina Club North Beach Eilat 88141, Israel Marina Palace Av. Delfim Moreira, 630 Rio de Janeiro 22441, Brazil Marina Village at Snug Harbor 645 San Carlos Boulevard Fort Myers Beach, FL 33932-2430 Marine Terrace 1018 North Atlantic Avenue Daytona Beach, FL 32118 Mariner’s Boathouse & Beach Resort. 7630 Estero Boulevard Fort Myers Beach, FL 33931 Mariner’s Point Beach Club 425 Grand Avenue Falmouth, MA 02540 Marriott’s Harbour Club at Harbour Town 144 Lighthouse Road Hilton Head Island, SC 29938 Marriott’s Heritage Club 18 Lighthouse Lane Hilton Head Island, SC 29938 Marriott’s Imperial Palms Villas 8404 Vacation Way Orlando, FL 32821 Marriott’s Sunset Pointe at Shelter Cove 4 Shelter Cove Lane Hilton Head Island, SC 29928 Matecumbe Resort 76261 Overseas Highway Islamorada, FL 33036 Maui Beach Vacation Club 515 South Kihei Road Kihei, Maui, HI 96753 Maui Sunset Timeshare 1032 S Kihei Road Kihei, Maui, HI 96753 Métropole Opéra 2 Rue de Gramont Paris 75002, France Misiones del Cabo Vacation Club Km. 5.5 Ctra. Transpeninsular Cabo San Lucas, B.C.S., Mexico 30

Mittersill Alpine Resort 193 Mittersill Road Franconia, NH 03580 Monarch Grand Vacations – Tahoe Seasons 3901 Saddle Road South Lake Tahoe, CA 96150 Morro Mar Vacation Club c/Mato, Matagordo No. 7 Puerto del Carmen, Lanzarote 35510 Canary Islands, Spain Mountain Club at Kirkwood, The Kirkwood Meadows Drive Kirkwood, CA 95646 Mountain Meadows Resort 2813 Rolling Hills Drive Pigeon Forge, TN 37863 Mountainside Lodge 4417 Sundial Place Whistler British Columbia V0N 1B4 Canada Multigestion – Domaine de Garlande Quartier des Canissons Cavalaire 83240, France Multigestion – Les Terrasses de Théoule 19, Boulevard de l’Esterel Théoule 06590, France Native Sun, The 1950 South Ocean Boulevard Pompano Beach, FL 33062 Nautical Mile Resort & Condominiums, The 1072 Post Road Wells, ME 04090 Nautical Watch Beach Resort 3420 Gulf Boulevard Belleair Beach, FL 33786 Nautilus Residences White Sands Golf and Beach Resort Bavaro, La Altagracia Dominican Republic Neptune, The 2310 Estero Boulevard Fort Myers Beach, FL 33931 Neptune Vacation Club Connecticut Avenue Block Island, RI 02807 Newport Bay Club & Hotel 337 Americas Cup Avenue at Thames Street Newport, RI 02840 Nob Hill Inn. 1000 Pine Street San Francisco, CA 94109 Nordvind Resort 12700 Gulf Boulevard Treasure Island, FL 33706 NorthBay at Lake Arrowhead 27400 Sugar Pine Drive Lake Arrowhead, CA 92352 Northslope at Shawnee Mountain River and Hollow Roads P.O. Box 93 Shawnee-On-Delaware, PA 18356 Northstar Lodge, a Hyatt Residence, The 970 Northstar Drive Truckee, CA 96161 Northstar Mountain Village8 1351 Gerry Sorenson Way Kimberley, British Columbia, V1A 2Y9 Canada Northwoods Club of Lake Placid 122 Main Street Lake Placid, NY 12946 Oasis Hamaca Calle Duarte, Boca Chica Santo Domingo, Dominican Republic Ocean Club at Atlantic Inn, The 8 Crandall Avenue Misquamicut, RI 02891 Ocean Club at Ramla Bay Ramla Bay Resort Ramla TAL-BIR Marfa MLH 02, Malta Ocean Gate Resort 4730 A1A South St. Augustine, FL 32084 Ocean High 503 32nd Street Ocean City, MD 21842 Ocean Park Vacation Club Rua Simplicio dos Passos Gouveia 29 Ocean Park Promenade Funchal, Madeira 9000-100, Portugal Ocean View at Island Club 85 Folly Field Road Hilton Head, SC 29928 Ocean Villas. 7509 North Ocean Boulevard Myrtle Beach, SC 29577 Oceancliff I & II. Ridge Road Newport, RI 02840 Oceanique 2105 Highway A1A Indian Harbour Beach, FL 32937 Old Bahama Bay Resort and Yacht Harbour Bayshore Drive West End, Grand Bahama Island Bahamas Omni Cancún Hotel and Villas Blvd. Kukulcán L48, Hotel Zone Cancún, Quintana Roo 77500 Mexico Open Sud Aparthotel Golf de la Côte d’Argent Moliets 40660, France Options by Macdonald at Dalfaber Resort Chalets Dalfaber Estate Aviemore Inverness, Scotland PH22 1ST United Kingdom Options by MacDonald at Elmers Court Country Club & Resort South Baddesley Road Lymington, SO41 5ZB United Kingdom Options by Macdonald at Elmers Court Country Club II South Baddesley Road Lymington, Hampshire SO41 5ZB United Kingdom Options by Macdonald at Loch Rannoch Hotel and Resort Loch Rannoch Estate Kinloch Rannoch Perthshire, Scotland PH 16 5PS United Kingdom Options by Macdonald at Lochanhully Resort Carrbridge Inverness-shire, Scotland PH23 3NA United Kingdom Orient Touristic Development El Hadaba El Ganoubeya Hurghada 4342, Egypt Orlando Breezes Resort Club 12727 U.S. Highway 27 North Davenport, FL 33897 Orofino by Straight Creek 390 Straight Creek Drive Dillon, CO 80435 Outrigger Beach Club 215 South Atlantic Avenue Ormond Beach, FL 32176 Owners Club at Hilton Head, The 22 Aberdeen Court Hilton Head Island, SC 29926 Owners Resorts & Exchange at St. George – Villas at Southgate. 280 West 2025 South Circle St. George, UT 84770 Pacific Palms 2 Lakeside Crescent New South Wales 2428, Australia Palace View South 700 Blue Meadows Drive Branson, MO 65616 Palm Beach Resort and Beach Club 3031 South Ocean Boulevard Palm Beach, FL 33480 Palm Springs Marquis Villas 140 S. Calle Encilia Palm Springs, CA 92262 Palma Real Hotel and Villas Marina de Juluapan Manzanillo, Colima, Mexico Panama City Resort and Club. 16709 Front Beach Road Panama City, FL 32413 Papakea 3543 Lower Honoapiilani Lahaina, Maui, HI 96761 Paradise Holiday Resort Rua dos Pardais 250 H Bombinhas, Santa Caterina, Brazil Paradise Island Beach Club Ocean Ridge Drive Nassau, Bahamas Park Plaza at Beaver Creek 46 Avondale Lane Beaver Creek, CO 81620 Pend Oreille Shores Resort. 1250 Highway 200 Hope, ID 83836 Peninsular Club at La Manga Club Los Belones, Cartagena Murcia 30385, Spain Peppertree – Fontana Village Highway NC 28 Fontana Dam, NC 28733 Peppertree – Maggie Valley 265 Moody Farm Road Maggie Valley, NC 28751 31

Peppertree at Thousand Hills 2800 Green Mountain Drive Branson, MO 65616 Peregrine Townhomes at San Luis Pass 10202 Bluewater Highway Freeport, TX 77541 Perennial Vacation Club – Bandera 1775 River Ranch Road Bandera, TX 78003 Petit Crest Villas 90 Steve Tate Highway Marble Hill, GA 30148 Peterson’s Waterfront Timeshare Condominium 103 North Park Street Chelan, WA 98816 Pinares del Mar Calle Mar del Plata Entre Calles 42 y 43 Mar Azul, Villa Gesell Buenos Aires 7165, Argentina Pirayú Av. Tres Fronteras 550 Puerto Iguazú, Misiones, Argentina Plantation Beach Club at Indian River Plantation 329 Northeast Tradewind Lane Stuart, FL 34996 Plantation Village Beach Resort West Bay Road Grand Cayman, Cayman Islands Playa del Sol Costa Sur (North Tower) Km. 4-456 Carretera, Barra Navidad Puerto Vallarta, Jalisco, Mexico Plaza Resort at Palmas del Mar 235 Harbour Drive Palmas del Mar Humacao 00791, Puerto Rico Pointe on the Bay, The 23rd Street and Coastal Way Ocean City, MD 21842 Polus Palace Thermal Golf Club Hotel Kadar u. 49 Goed 2132, Hungary Ponds at Foxhollow, The Route 7 Lenox, MA 02140 Port Chambly Vacation Club Port Chambly l’Hotel & l’Village Terre Rouge, Mauritius Port d’Albret Le Boucanier Rue du Belvedere Vieux Boucau 40480, France Poste Montane at Beaver Creek 76 Avondale Lake Beaver Creek, CO 81620 Pousada do Portal de Paraty Av. Beira Rio, 100 Paraty, Rio de Janeiro 23970-000 Brazil Powder Ridge Village Resort. 6172 North Powder Ridge Road Eden, UT 84310 Powell Place 730 Powell Street San Francisco, CA 94108 Premiere Vacation Collection – Carriage House, The 105 East Harmon Avenue Las Vegas, NV 89109 Premiere Vacation Collection at Golden Eagle Resort 300 Riverside Drive Estes Park, CO 80517 Premiere Vacation Collection – Sea of Cortez Beach Club Paseo Mar Bermejo 4, Los Algodones San Carlos, Nuevo Guaymas Sonora, Mexico Prospect Reef Resort Vacation Club Slaney Hill Road Town, Tortola British Virgin Islands Pueblo Caribe International Beach Resort Playa El Tirano1 El Tirano, Isla Margarita, Venezuela Pueblo Laguna Vera Apartado de correos 164 Las Marinas Vera, Almería 04620, Spain Pueblo Vista Alegre Urb. Vista Alegre – Es Cubells San José, Ibiza 07830 Balearic Islands, Spain Puerto Bunge Apart Hotel Av. Bunge y Marco Polo Pinamar, Buenos Aires, Argentina Puerto Encantado Av. 2 y esquina Paseo 147 Villa Gesell, Buenos Aires, Argentina Quadna Mountain Resort 100 Quadna Road Hill City, MN 55748 Quarters at Lake George 3014 Lake Shore Drive Lake George, NY 12845 Radisson Resort Palm Meadows Palm Meadows Drive, Carrara P.O. Box 728, Robina Gold Coast, Queensland 4226 Australia Ramada Resort Mazatlán Avenida Playa Gaviotas 100 Zona Dorada Mazatlán, Sinaloa 82110, Mexico Rangeley Lake Resort Cottage Avenue Rangeley, ME 04970 Red Carpet Hotel and Resort 36 Km. Suez – Al Sokhna Road Al Sokhna, Egypt Red Wolf Lodge at Squaw Valley 2000 Squaw Loop Road Olympic Valley, CA 96146 Redington Ambassador 16900 Gulf Boulevard North Redington Beach, FL 33708 Reef at Marathon, The 6800 Overseas Highway Marathon, FL 33050 Reef Resort, The Queen’s Highway, Collier’s Bay East End, Grand Cayman Cayman Islands Reemyvera Resort & Marina Hurghada – Red Sea Hurghada, Egypt Regency Palms Monte Paraíso Urbanización Calahonda Mijas-Costa, Málaga, Spain Regency Villas at Broome Park The Broome Park Estate Barham, Canterbury, Kent CT4 6QX United Kingdom Residence Club Seaside 100 South Promenade Seaside, OR 97138 Résidence des Pins Bleus Avenue de Cannes Juan Les Pins 06600, France Résidence le Diamant Villard de Lans 38250, France Residence Liscia di Vacca Liscia di Vacca Porto Cervo, Sassari Sardinia 07020, Italy Residence Narjess Avenue Moncef Bey Hammamet 8050, Tunisia Résidence Yasmine Plaza Yasmine Hammamet Hammamet, 8050, Tunisia Residencial Itapema Vacation Club Av. Governador Celso Ramos, 700 Itapema, Brazil Residencial Sajo Rua Claudio Manoel da Costa s/n São Paulo, Brazil Residencial Vale Dourado Rua dos Carvalhos, 100 – Planalto Gramado 95670, Brazil Resort Sixty-Six 6600 Gulf Drive Holmes Beach, FL 34217 Ridge Crest, The 415 Tramway Drive Stateline, NV 89449 Ridge Pointe Resort, The 455 Tramway Drive Stateline, NV 89449 Ridge Sierra, The 265 Quaking Aspen Stateline, NV 89449-2157 Ridge View, The 311 Tramway Drive Stateline, NV 89449 River Club, The 550 West Depot Avenue Telluride, CO 81435 Riverview Resort . 37 Neptune Lane South Yarmouth, MA 02664 Riverview Resort 37 Neptune Lane South Yarmouth, MA 02664 Riviera Beach and Spa Resort I & II and Monarch Grand Vacations at Riviera Beach and Spa Resort 34630 Pacific Coast Highway Capistrano Beach, CA 92624 Riviera Shores Resort and Monarch Grand Vacations at Riviera Shores Resort 34642 Pacific Coast Highway Capistrano Beach, CA 92624 Royal Aloha Vacation Club at Lake Tahoe 317 Quaking Aspen Lane Stateline, NV 89449 32

Royal Club at the Palm- Jumeirah Palm Beach Island P.O. Box 1777 Dubai, United Arab Emirates Royal Club at Bonnington Tower Jumeirah Lakes Towers Dubai, United Arab Emirates Royal Club Hotel Fö utca 92 Visegrad 2025, Hungary Royal Palm Club at the Aruba Grand J.E. Yrausquin Boulevard #79 Oranjestad, Aruba, Dutch Caribbean Royal Palms Simpson Bay Simpson Bay, St. Maarten Dutch Caribbean Royal Regency 69 Rue de France Vincennes 94300, France Royal Sea Aquarium Resort, The Bapor Kibra S/N P.O. Box 3102 Willemstad, Curaçao Dutch Caribbean Rushes, The 3014 Rushes Road Baileys Harbor, WI 54202 San Clemente Cove Resort 104 South Alameda Lane San Clemente, CA 92672 San Luis Bay 3254 Avila Beach Boulevard Avila Beach, CA 93424 Sand Pebble Resort. 12300 Gulf Boulevard Treasure Island, FL 33706 Sandcastle Cove. 1141 Broad Creek Road New Bern, NC 28560 Sandcastle Village II. Lakeview Drive 1141 Broad Creek Road New Bern, NC 28560 Sandpiper Beach Club 6414 Midnight Pass Road Sarasota, FL 34242 Sands Vacation Resort 2040 Mesquite Avenue Lake Havasu City, AZ 86403 Sandy Point Beach Resort 41 Labrador Street Labrador, Queensland 4215, Australia Sanibel Beach Club I. 626 Nerita Street Sanibel Island, FL 33957 Sanibel Beach Club II 205 Periwinkle Way Sanibel Island, FL 33957 Sanibel Cottages 2341 West Gulf Drive Sanibel Island, FL 33957 Scottsdale Resort Club 8235 East Indian Bend Road Scottsdale, AZ 85250 Sea Club V Beach Resort 6744 Sarasea Circle Sarasota, FL 34242 Sea Mountain 95-789 Ninole Loop Road Punalu’u, Hawaii, HI 96777 Sea Oats Beach Club 1720 Gulf Boulevard Englewood, FL 34223 Sea Shells Diamond Beach Road Hallidays Point Via Taree, New South Wales 2430 Australia Seagull Beach Club Resort 4440 Ocean Beach Boulevard Cocoa Beach, FL 32931 Seaside Beach Club 501 Briny Avenue Pompano Beach, FL 33062 Seasons at Alto Club Quinta do Alto do Poco Alvor Portimao, Algarve 8500-906, Portugal Seasons at Brunston Castle Brunston Avenue Dailly, Ayrshire KA26 9RH United Kingdom Seasons at Burn Park Country Club Stratton Bude, Cornwall EX23 8SF United Kingdom Seasons at Forest Hills Urb. Forest Hills (Los Altos) Ctra. De Cádiz. Km. 159 Estepona, Málaga 29680, Spain Seasons at Whitbarrow Village Berrier, Penrith Cumbria CA11 OXB, United Kingdom Seasons Resort, The 5736 S. Texas Avenue Orlando, FL 32839 Seawatch Inn at the Landing 215 Atlantic Avenue Garden City Beach, SC 29576 Seawatch On-The-Beach 6550 Estero Boulevard Fort Myers Beach, FL 33931 Sedona Springs Resort. 55 Northview Road Sedona, AZ 86336 7 Mile Beach Resort West Bay Road Georgetown, Grand Cayman Cayman Islands Shadow Ridge 50 Shadow Ridge Drive Park City, UT 84060 Shearwater Resort Port Sorell (via Devonport) Tasmania 7307, Australia Shell Island Beach Club 255 Periwinkle Way Sanibel Island, FL 33957 Shell Vacations Club at Crotched Mountain Resort 740 Second NH Turnpike North Francestown, NH 03043 Shell Vacations Club at Salado Creek Villas 2383 NE Loop 410 San Antonio, TX 78217 Shell Vacations Club at Sunset Plaza Beach Resort and Spa Diego Rivera 121 Zona Hotelera Norte Puerto Vallarta, Jalisco, Mexico Shell Vacations Club at Whispering Woods II 67800 East Nicklaus Way Welches, OR 97067 Sheraton PGA Vacation Resort 8702 Champions Way Port St. Lucie, FL 34986 Shores at Lake Travis, The 1917 American Drive Lago Vista, TX 78645 Sinai Stars Resort Ramada Plaza Ras Sudr South Sinai, Ras Sudr, Egypt Skiers Edge Lodge. 4192 S. Highway 9 Breckenridge, CO 80424 Smoketree Lodge. 11914 Highway 105 South Banner Elk, NC 28604 Snow Lake Lodge 41579 Big Bear Boulevard Big Bear Lake, CA 92315 Snowater . and Resorts West Vacation Club at Snowater 10500 Mount Baker Highway Glacier, WA 98244 Snowdance Vacation Club at Ascutney Mountain Route 44 Brownsville, VT 05037 Snowdance Vacation Club at Windsor Condo, The Route 44 Brownsville, VT 05037 Solaz de Los Andes Hotel Brasil 308 P.O. Box 5500 Mendoza, Argentina South Seas Club 5400 South Seas Plantation Road Captiva Island, FL 33924 South Shore Lake Resort 201 Hamilton Oaks Drive Hot Springs, AR 71913 Southern California Beach Club 121 South Pacific Oceanside, CA 92054 Southwinds Villas Vacation Resort 35 Deallyon Avenue Hilton Head Island, SC 29928 Spicebush at Sea Pines 124 North Sea Pines Drive Hilton Head Island, SC 29928 Spinnaker at Lake Dillon 317 West La Bonte Dillon, CO 80435 St. James Place 210 Offerson Road Beaver Creek, CO 81620 St. Maarten Sea Palace 121 Front Street Philipsburg, St. Maarten Dutch Caribbean Steele Hill East/Steele Hill Resort 516 Steele Hill Road Sanbornton, NH 03269 Steele Hill West 516 Steele Hill Road Sanbornton, NH 03269 Stormy Point Village Resort8 132 Cape Cod Road Branson, MO 65616 33

Stormy Point Village – Summerwinds Resort 3940 Green Mountain Drive Branson, MO 65616 Streamside at Vail – Aspen. 2284 South Frontage Road West Vail, CO 81657 Streamside at Vail – Cedar. 2284 South Frontage Road West Vail, CO 81657 Sugarwood at Ruttger’s Sugar Lake Lodge 37584 Otis Lane Cohasset, MN 55721 Suite Hotel Klass Bezje, 14 Kranska Gord 4280, Slovenia Sunstream Vacation Club at DiamondHead 2000 Estero Boulevard Ft. Myers Beach, FL 33931 Suites at Fisherman’s Wharf, The 2655 Hyde Street San Francisco, CA 94109 Summerfield Condo Resort 2425 Summerfield Way Kissimmee, FL 34741 Summit Resort, The 974 White Oaks Road Laconia, NH 03246 Sunquest Gardens Douriou Ippou Street Potamos Yermasoyias Limassol, Cyprus Sunrise Beach Club 1212 North Atlantic Avenue Daytona Beach, FL 32118 Sunset Point at StillWaters Resort 1816 Stillwaters Drive Dadeville, AL 36853 Sunset Resorts – Canmore 1151 Sidney Street Canmore AB T1W 3G1, Canada Sunset Shores Resort 1246 Sonnyside Drive Cadillac, MI 49601 Suites at Hershey, PA 176 East Hersheypark Drive Hershey, PA 17033 Surf Club 540 South Collier Boulevard Marco Island, FL 34145 Surfers Royale Corner Markwell Avenue & Northcliffe Terrace Surfer’s Paradise Queensland 4217, Australia Surfrider Beach Club 555 East Gulf Drive Sanibel Island, FL 33957 Surfside Inn . and Resorts West Vacation Club at Surfside Inn 31512 “J” Place Ocean Park, WA 98640 Surrey Vacation Resort, The8 430C State Highway 165 South Branson, MO 65616 Swallowtail at Sea Pines 124 Lighthouse Road Hilton Head Island, SC 29938 Swan Mountain Resort 59 Soda Ridge Road Dillon, CO 80435 Sweetwater at Lake Conroe. 1000 April Sound Boulevard Montgomery, TX 77356 Swiss-Garden International Vacation Club at Swiss Garden Residences 2A Jalan Galloway Kuala Lumpur 50150, Malaysia Swiss Mountain Village 2324 Flat Top Road Blowing Rock, NC 28605 Taba Paradise Taba Sharm Road Taba, Egypt Tahoe Chaparral 400 Fairview Boulevard Incline Village, NV 89451 Tahoe Summit Village 750 Wells Fargo Lane Stateline, NV 89449 Tanglewood Vacation Villas 290 Tanglewood Circle Pottsboro, TX 75076 Tenerife Sun Club Parque Don José Urbanización Costa del Silencio, Tenerife Canary Islands, Spain Tennis Ranch Pinamar Resort Fragata La Victoria Pinamar, Buenos Aires, Argentina Thurnham Vacation Club at Thurnham Hall Thurnham Nr. Lancaster LA2 0DT United Kingdom Torrenza Boutique Resorts Av. Sábalo Cerritos s/n Mazatlán, Sinaloa Mexico Traders Inn Beach Club 1355 Ocean Shore Boulevard Ormond Beach, FL 32176 Tranquility Bay Antigua Jolly Harbour P.O. Box JH94 Bolans Antigua Treetop Condominiums at Four Seasons, U.S.A. 594 State Highway HH Lake Ozark, MO 65049 Treetop Village at Four Seasons, U.S.A. 594 State Highway HH Lake Ozark, MO 65049 Tropical Sands Resort 7785 Estero Boulevard Fort Myers Beach, FL 33931 Turangi Leisure Lodge Ngawaka Place Turangi New Zealand Twin Rivers Condominiums 300 Sterling Way Road Fraser, CO 80442 Vacation Club Villas One Holiday Inn Drive Asheville, NC 28806 Vacationland Estates Golf Club Road Island Falls, ME 04747 Vacation Internationale – Embarcadero Resort. and Resorts West Vacation Club at Embarcadero 1000 S. East Bay Boulevard Newport, OR 97365 Vacation Internationale – Papakea. 3543 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Vacation Internationale – Point Brown Resort. 1413 Ocean Shores Boulevard S.W. Ocean Shores, WA 98569 Vacation Internationale – Pono Kai. 4-1250 Kuhio Highway Kapaa, Kauai, HI 96746 Vacation Internationale – Royal Kuhio. 2240 Kuhio Avenue Honolulu, Oahu, HI 96815 Vacation Internationale – Sea Mountain 95-789 Ninole Loop Road Punalu’u, Hawaii, HI 96777 Vacation Internationale – Valley Isle. 4327 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Vacation Internationale – Village at Steamboat, The. 2400 Pine Grove Circle Steamboat Springs, CO 80477 Vacation Internationale – Villas de Santa Fe. 400 Griffin Street Santa Fe, NM 87501 Vacation Village at Bonaventure 401 Racquet Club Road Weston, FL 33326 Valley Isle 4327 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Vanderbilt Beach and Harbour Club 9301 Gulf Shore Drive Naples, FL 33963 Variety Cruisers Windsor Marina Maidenhead Road Windsor, Berkshire SL4 5TZ United Kingdom Ventura 2301 South Ocean Boulevard Boca Raton, FL 33432 Veranda Beach Club 2509 Gulf of Mexico Drive Longboat Key, FL 34228 Verandah Resort & Spa, The St. Phillips North P.O. Box 63 St. John’s, Antigua Via Roma Beach Resort 2408 Gulf Drive Bradenton Beach, FL 34217 Victoria Court I & II Los Cristianos Tenerife, Canary Islands, Spain 34

35 VIK Hotel Arena Blanca Carretera Arena Gorda White Sands Bávaro, Punta Cana Dominican Republic VIK Hotel Cayena Beach Carretera Arena Gorda Bávaro, Punta Cana Dominican Republic Villa del Sol Costanera 4000 Costa Azul, San Bernardo Buenos Aires Argentina Villa La Paloma Lazaro Cardenas Esq. Bordo Cabo San Lucas, B.C.S. Mexico Village at Izatys, The 40005 85th Avenue Onamia, MN 56359 Village at St. James’s Club, The St. James’s Club Marmora Bay Antigua Village Maritalia Località Valle Clavia Peschici (FG) 71010, Italy Village Resort, The Cnr. Lake Terrace and Tui Street Taupo New Zealand Villaggio Aurora Contrada Bruscate Grande – Sibari Cassano allo Ionio 87070 Italy Villaggio Piccolo Mondo Via Litoranea per S. Cesarea Castro Marina 73030 Italy Villas at Flying L 566 Flying L Drive P.O. Box 1959 Bandera, TX 78003 Villas at Lantern Bay 100 Lantern Bay Road Branson, MO 65616 Villas at Poco Diablo. 1752 Highway 179 P.O. Box 2252 Sedona, AZ 86336 Villas El Rancho Exclusive Vacation Club Av. Sábalo Cerritos #3000 Mazatlán, Sinaloa 82100 Mexico Villas Loma Linda Calle Las Hortensas 37 Puerto Vallarta, Jalisco Mexico Villas Mar-Bel Fracc. Lomas de Taxco Taxco de Alarcon Taxco, Guerrero, Mexico Villas Playa Sámara Playa Sámara Costa Pacífica Norte Nicoya, Guanacaste, Costa Rica Villas of Cave Creek8 38001 North Schoolhouse Road Cave Creek, AZ 85331 Villas of Sedona. 120 Kallof Place Sedona, AZ 86336 Voyager Beach Club 11860 Gulf Boulevard Treasure Island, FL 33706 Waikiki Banyan, The 201 Ohua Avenue, Suite 403 Tower 1, Waikiki, Oahu, HI 96815 Waterman Holiday Club Put Vela Luke 4 Supetar, Brac 21400, Croatia Waterwood Townhouses. 1141 Broad Creek Road New Bern, NC 28560 Wave Crest Resort 1400 Ocean Avenue Del Mar, CA 92014 West Sands Phuket Beach Club 65 Moo 4 Mai Khao, Thalang Phuket 83110, Thailand Westgate South Beach 3611 Collins Avenue Miami Beach, FL 33140 Westgate Tunica Resort Mississippi 1724 Casino Center Drive Robinsonville, MS 38664 Whaler, The 2481 Kaanapali Parkway Lahaina, Maui, HI 96761 Whaler Inn Beach Club 323 Salter Path Pine Knoll Shores Atlantic Beach, NC 28512 Wharf, The 408 Long Island Drive Hot Springs, AR 71913 Whitbarrow Country Club Whitbarrow Hall Berrier Penrith, Cumbria CA11 0XB United Kingdom Whispering Pines Villas 30 Country Club Boulevard Whispering Pines, NC 28327 White Sands Country Club Urb. Pinamar Addaya Menorca E-07730 Balearic Islands, Spain White Sands of Longboat 5114 Gulf of Mexico Drive Longboat Key, FL 34228 Windjammer at Nags Head, The 5619 Virginia Dare Trail Nags Head, NC 27959 Windjammer Resort and Beach Club 4244 El Mar Drive Lauderdale-By-The-Sea, FL 33308 Windsurf Resort at Cabarete Beach Km. 16, Cabarete Puerto Plata Dominican Republic Woodbourne Estates Resort Lunar Boulevard Freeport Grand Bahama Island Bahamas Woods and Legends at Copper Creek, The 209 Ten Mile Circle Copper Mountain, CO 80443 World International Vacation Club – La Paloma Playas de Rosarito South Rosarito Beach B.C.N., Mexico World International Vacation Club – Mar Azul. Gonzalo de Sandoval Acapulco, Guerrero Mexico World Tennis Center & Resort 4800 Airport-Pulling Road Naples, FL 34105 WorldMark Arrow Point 4502 South Arrow Point Drive Harrison, ID 83833 WorldMark Bear Lake 365 Raspberry Patch Road Garden City, UT 84028 WorldMark Bison Ranch 2269 Highway 260 Overgaard, AZ 85933 WorldMark Cairns 49/72 Kowinka Street Cairns, Queensland 4868 Australia WorldMark Cascade Lodge8 4315 Northlands Boulevard Whistler British Columbia V0N 1B0 Canada WorldMark Denarau Island 10721 Nadi Airport Nadi Fiji WorldMark Discovery Bay 141 Orcas Drive Port Townsend, WA 98368 WorldMark Kapaa Shore 4-0900 Kuhio Highway Kapaa, Kauai, HI 96746 WorldMark La Paloma Km. 28.2 Carretera Libre a Ensenada Rosarito, B.C.N. 22710 Mexico WorldMark Lake Tahoe – I and II 202 Tramay Drive Stateline, NV 89449 WorldMark Lake Tahoe III 202 Tramway Drive Stateline, NV 89449 WorldMark Las Vegas on Spencer Street 4225 Spencer Street Las Vegas, NV 89121 WorldMark Marina Dunes 3295 Dunes Drive Marina, CA 93933 WorldMark Mariner Village 1331 Ocean Shores Boulevard S.W. Ocean Shores, WA 98569 WorldMark Orlando 12000 International Drive Orlando, FL 32821 WorldMark Steamboat Springs 2400 Pine Grove Circle Steamboat Springs, CO 80477 WorldMark Sundance 2221 Gondola Way Whistler British Columbia VON 1B2 Canada

Absolute Private Residence Club at Q Signature Spa and Resort 24/78 Moo 5. Bo Phut Koh Samui, Suratthani, 84320 Thailand Absolute Private Residence Club at the Village Coconut Island 51/7 Moo 6 Coconut Island, Koh Kaew, Muang Phuket 83000, Thailand Accor Vacation Club Basildene Manor Wallcliffe Road Margaret River 6285, Australia Accor Vacation Club Busselton 553 Bussell Highway Geographe Bay Busselton, Western Australia 6280 Accor Vacation Club Forest Resort Medcand Highway Creswick, Victoria, Australia Accor Vacation Club Grand Mercure Oakridge Resort Cnr. Cardona Valley and Studholme Road Lake Wanaka, Wanaka, New Zealand Accor Vacation Club Grand Mercure The Links St. Andrews Boulevard Lady Bay, Normanville South Australia, Australia Accor Vacation Club Novotel Pacific Bay Resort Cnr Pacific Highway and Bay Drive Coffs Harbour New South Wales 2450, Australia Accor Vacation Club Novotel Twin Waters Ocean Drive – Twin Waters Sunshine Coast, Queenland 4564 Australia Accor Vacation Club Pinnacle Apartments 104 Pyrmont Street Sydney, New South Wales, Australia Accor Vacation Club Vintage Apartments Vintage Drive Rothbury, Hunter Valley New South Wales, Australia AlpeAdria Club at Novi Vinodolski TRG Krava Tomislava 4 Novi Vinodolski 51250 Croatia Alpenresidenz Bad Gastein Karl-Heinrich-Waggerl-Str.2 Bad Gastein, 5640, Austria Alpine Village Resort 40 National Forest Drive Burnsville, NC 28714 Amapola Vacation Club Jaco de Garabito Puntarenas, Costa Rica Amarras Menton No. 934 Santa Clara del Mar Mar Chiquita 7609, Argentina Amarras Sea Village Menton No. 934 Santa Clara del Mar, Mar Chiquita Buenos Aires 7609, Argentina Aquamarina Suites Barrier Reef Drive San Pedro Town, Belize Arcobaleno Ramon Guerra Esquina Parada 18 Punta del Este, Maldonado Uruguay Aspen Ridge 100 Aspen Ridge Telluride, CO 81435 Atalaya Towers 912 North Waccamaw Drive Garden City, SC 29576 Atlantic Club Hotel Tierra Mar Golf Matalascañas Huelva 21760, Spain Avalon Excalibur Avenida Costera Miguel Aleman #163 Fraccionamiento Magallanes, C.P. Acapulco, Guerrero 39670 Mexico Azure Sky Resort. 1661 Calle Palo Fierro Palm Springs, CA 92264 Bagaglino – Villa Laguna Via Sandro Gallo 6 Lido di Venezia 30126, Italy Bali Palms Resort Jalan Raya Candi Dasa Nyuh Tebel Manggis Amlapura, Bali 80581 Indonesia Barceló Punta Cana Bavaro Higuey, Dominican Republic Barra Palace Av. Sernambetiba, 2916 Rio de Janeiro 22620-172, Brazil Barracas del Este – Estacion Mar Parada 26 ½ Maldonado, Punta del Este, Uruguay Barringtons Royal Golf & Fitness Club Vale do Lobo Almancil 8135, Portugal Beach Club I. 326 Estero Boulevard Fort Myers Beach, FL 33931 Beach Republic Royal Nirvana Private Residences 176/34 M. 4 Tambon Maret Koh Samui, Suratthani 84310 Thailand Beachcomber Resort Club 999 Lakeview Avenue South Lake Tahoe, CA 96150 Beaches Sandy Bay Norman Manley Boulevard Negril, Jamaica Bel Air Collection Resort & Spa Los Cabos KM 29-28 Carretera Transpeninsular San José del Cabo, B.C.S. 23400 Mexico Belize Legacy Beach Resort 7.2 Miles North P.O. Box 42 Ambergris Caye, San Pedro Belize Bishop Selwyn, The 26 Selwyn Road Paihia, New Zealand Blue Water Acres 1052 Rat Bay Road Huntsville, Ontario P1H 2J6 Canada Boyne Vacation at Deer Lake Villas 1 Boyne Mountain Road P.O. Box 19 Boyne Falls, MI 49713 Brahma Blue Holistic Vacation Club 12 Coconut Drive San Pedro, Ambergris Caye Belize Brant Point Courtyard. Swain Street Nantucket, MA 02554 36 RESORTS WITH 11 – 20 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY WorldMark Surfside Inn 31512 “J” Place Ocean Park, WA 98640 WorldMark The Canadian 1080 Hornby Street Vancouver British Columbia V6Z 2R9, Canada Wychnor Park Country Club Wychnor Park Nr. Barton-under-Neadwood Staffordshire DE13 8BU United Kingdom Wyndham Bay Voyage Inn 150 Conanicus Avenue Jamestown, RI 02840 Wyndham Vacation Resorts Shawnee Village – Depuy River Road Shawnee-On-Delaware, PA 18356 Wyndham Vacation Resorts Shawnee Village – Depuy Village – Phase II River Road Shawnee-On-Delaware, PA 18356 Wyndham Vacation Resorts Shawnee Village – Fairway Village River Road Shawnee-On-Delaware, PA 18356 Wyndham Vacation Resorts Shawnee Village – Ridge Top Summit River Road Shawnee-On-Delaware, PA 18356 Wyndham Vacation Resorts Shawnee Village – River Village I River Road Shawnee-On-Delaware, PA 18356 Ylläs 1 Äkäslompolo 95970 Finland

Cabana Club. and Resorts West Vacation Club at Cabana Club 7530 Birch Bay Drive Blaine, WA 98230 Cabañas del Golf J.L. Cabrera y J. Hernández La Cumbre, Córdoba Buenos Aires 5178, Argentina Calypso Plaza on Coolangatta Corner Griffith Street & McDonald Street Coolangatta, Queensland 4225 Australia Canadian Resorts – La Querencia Resort Closter #5-C Km. 145 Ctra. Federal 200, Tepic Puerto Vallarta, Jalisco, Mexico Capri by the Sea. 4767 Ocean Boulevard San Diego, CA 92109 Captain Morgan’s Vacation Beach Club Ambergris Caye P.O. Box 38 San Pedro, Belize Carlton Alvor Hotel Praia Dos Três Irmãos Portimão, Algarve 8500 Portugal Carlton Court 120 Maida Vale London W9 1QA United Kingdom Casitas del Monte 2700 South Palm Canyon Drive Palm Springs, CA 92264 Cedar Village 220 Charter Hills Beech Mountain, NC 28604 Christie Village 100 Horn Beam Road Beech Mountain Banner Elk, NC 28604 Cinta Sayang Golf & Country Resort Persiaran Cinta Sayang Sungai Petani Kedah, Malaysia 08000 Club Asia International – Bukit Saban Resort Km. 290, Kuching/Sarikei Road off Jalam Ulu Paku Betong, Kuching, Sarawak 93400 Malaysia Club Baccara Paseo Kukulcán-Zona Hotelera Km. 11.5 Cancún, Quintana Roo 77500, Mexico Club Cala Vadella Cala Andraitx s/n, Apartado 17 San José, Ibiza 07830 Balearic Islands, Spain Club Es Talayal Avenida es Forti 20 Cala d’Or, Mallorca E-07660 Balearic Islands, Spain Club Estela Dorado at Gruphotel Club Marina Arpon Cala del Pino La Manga del Mar Menor Murcia 30370, Spain Club Estela Dorado at Onagrup Aucanada Club Calle D’es Mirador 5 Puerto Alcudia Mallorca 07410 Balearic Islands, Spain Club Estela Dorado at Salou Aquamarina Emili Vendrell 17 La Pineda, Vilasera, Tarrgova 43480 Spain Club Playa Vista at Club Sierra Blanca c/o Aztec Country Club c/Libra Urb. Riviera Del Sol Mijas-Costa, Málaga 29647, Spain Club QM at Northlake Lodges & Villas 987 Tahoe Boulevard Incline Village, NV 89451 Club Royale at Pueblo Don Miguel c/o Aztec Country Club Calle Libra, Urb. Riviera del Sol Mijas-Costa, Málaga 29647 Spain Club Royal Regency 69 Rue de France Vincennes 94300, France Club Système Vacances at Club Maritimo at La Ronda III Playa de los Boliches Fuengirola, Málaga 29640, Spain Club Tiara State Bay Cayman Brac, Cayman Islands Club Tropicana Urbanización Tropicana Nerja, Málaga 29780, Spain Club Valle Termal Resort Calle 27 Esquina 42 Federacion, Entre Rios 3206 Argentina Clube Hotel Do Algarve Quinta do Romão Quarteira, Algarve 8125 Portugal Coconut Mallory Marina and Resort 1445 South Roosevelt Boulevard Key West, FL 33040 Colibri Beach Club – Porlamar Av. Santiago Marino Porlamar, Isla Margarita Venezuela Condominio “Week Inn” Estrada da Usina do Fojo, S/No. Campos do Jordao (SP) Brazil Coral Costa Caribe Juan Dolio Beach 066-B Dominican Republic Costa Blanca del Pacífico Golfo de Papagayo Guanacaste, Costa Rica Cottages at Cape Kiwanda 3000 Cape Kiwanda Drive Pacific City, OR 97135 Cottages at Port Stanton, The 1500 Port Stanton Parkway, RR 1 Severn Bridge, Ontario P0E 1N0 Canada Cottages at South Seas Plantation Sanibel Captiva Road Captiva Island, FL 33924 Country Heights Villas Resort Services, Jalan Cinta Air Kajang, Selangor Malaysia Croyde Bay Holiday Club Moor Lane Croyde, Nr. Braunton EX33 1NZ United Kingdom Cuxland Ferienparks Nordseebad Wremen Lili-Marleen 1 Wremen 27632, Germany Deerhurst Resort 1235 DeerHurst Drive Huntsville, Ontario P1H 2E8, Canada Divi Tiara Beach Resort WPO 238 State Bay Cayman Brac, Cayman Islands Dorisol Ancorar Suite and Beach Resort PE 09 KM06 Portode Galinhas-Ipojuca Pernambuco 55590, Brazil Dover Watch at Mount Snow Route 100 West Dover, VT 05356 Dunes Village Resort 5200 N. Ocean Boulevard Myrtle Beach, SC 29577 Eagles at Sugarbush Route 100, P.O. Box 180 Waitsfield, VT 05673 Edificio Palm Beach Calle Miami S/N La Carihuela Torremolinos, Málaga 29620, Spain Equivest Ocean Gate 4780 A1A South St. Augustine, FL 32080 Equivest Sands 300 South Ocean Boulevard North Myrtle Beach, SC 29582 Erie Islands Resort & Marina 4495 West Darr-Hopfinger Road Port Clinton, OH 43452 Es Pueto at Aldea Bonsai Urb. Siesta, Calle Ficus, 14 Santa Eulalia, Ibiza 07840 Balearic Islands, Spain Escapes! to Tanglewood Vacation Villas 290 Tanglewood Circle Pottsboro, TX 75076 Exclusive Club at Hotel Kennedy Nova 116 The Strand Gzira, Malta Fairfield Pagosa Resort 42 Pinon Causeway Pagosa Springs, CO 81157 Fairmont Hot Springs Resort 1500 Fairmont Road Anaconda, MT 59711 Fairway Lodge 54 Golf Road Mount Maunganui, Tauranga New Zealand Fairway Villas 14401 Commodore Drive Corpus Christi, TX 78418 37

Fairways and Bluewater Resort Golf & Country Club New Coast, Boracay Malay, Aklan, Philippines Fairways of the Mountain. 180 Herman Wilson Road Lake Lure, NC 28746 Falls Golf Village, The 1750 N. Falls Drive New Ulm, TX 78950 Flagship Club at Sapphire Beach Resort and Marina 6720 Estate Smith Bay St. Thomas 00801, U.S. Virgin Islands Flamingo Marina Resort Hotel & Club Punta Plata S/N Santa Cruz, Guanacaste, Costa Rica Flanesford Priory Goodrich, Ross-on-Wye Herefordshire HR9 6HX United Kingdom Fountain Vacation Ownership at Fountain Resort Xichong Bay Kuichong, Longaang District Shenzhen, Guangdong 518119, China Four Views Oasis Canicao de Baixo Canicao, Madeira 9125-024, Portugal Foxfire Resort and Golf 9 Foxfire Boulevard Pinehurst, NC 28374 Golden Shores Holiday Club 206-210 Marine Parade Labrador 4215, Queensland, Australia Gran Oasis Marien, Puerta Plata Calle Duarte #6 Puerto Plata, Dominican Republic Grand Canadian Resort Vacation Club 830 8th Street Canmore, Alberta T1W 2B7, Canada Grand Holiday Club at Oasis Lanz Club Avda. Punta Jablillo 7 Costa Teguise, Lanzarote 35509 Canary Islands, Spain Grandvista’s Vacation Suites at Tunica 1724 Casino Center Drive Robinsonville, MS 38664 Green Village Quartier du Golf La Grande Motte 34280, France Greens at Copper Creek, The 209 Ten Mile Circle Copper Mountain, CO 80443 Gruphotel Club Marina Arpón Cala del Pino La Manga del Mar Menor Murcia 30370, Spain Gulf Pointe Intervals 9439 Gulfshore Drive Naples, FL 33963 Habitat 2000 601 Leadville South Ketchum, ID 83340 Hacienda El Edén Resort Via Hacienda el Paraíso Km. 6 Santa Elena El Cerrito, Colombia Hamilton Harbor Resort 203 Sterns Point Road Hot Springs, AR 71913 Highland Estates Resort 555 Highland Drive Mesquite, NV 89027 Holiday Club Calahonda El Mirador, Apartamento 114 Sitio de Calahonda Mijas-Costa, Málaga 29647, Spain Holiday Owners Club at Devoncourt Douglas Avenue Exmouth, Devon EX8 2EX United Kingdom Hostería Bellavista Vacation Club Ruta 10, Km. 87.5 Balneario Bellavista, Uruguay Hostería Las Acacias Los Robles 251, Apt. 8407 Villa La Angostura, Neuquen Argentina Hot Piz Zaunhof 121 bei St. Leonhard 6481, Austria Hotel Ahlen Moghane Route de Meknes – Rabat Rabat, Moghane, Morocco Hotel Apartamento Clube Oceano Rua Colombano Bordalo Pinheiro Forte S. Joao Albufeira, Algarve, Portugal Hotel Belensate Urb. La Hacienda, Av. PPAL Mérida, Venezuela Hotel Bristol Marina Grande Capri 80073, Italy Hotel Calinda Cabo Baja Quality Inn 4.5 Transpeninsular Highway to La Paz Cabo San Lucas, B.C.S. 23400 Mexico Hotel Cristal Palace Hlavni 61 Marianske Lazne 35301 Czech Republic Hotel Eigerblick Grindelwald, Switzerland Hotel Residencia Atenea Suites Calle Los Almendros Urb. Costa Azul Porlamar, Isla Margarita, Venezuela Hotel Spanberger Steiermark Gröbming 8962, Austria Hurricane House 2939 West Gulf Drive Sanibel Island, FL 33957 Ikaalinen Spa Holiday Village Ullanrinne Ikaalinen 39500, Finland InnSeason Resorts – Harborwalk. 46 Robbins Road Falmouth, MA 02540 InnSeasons – Mountainview Resort. 263 Main Street Jackman, ME 04945 Inns of Waterville Valley Snows Brook Road Waterville Valley, NH 03215 Irotama XXI Km. 14 Vía Cienaga Santa Marta, Magdalena, Colombia Isla Dorado Sierra No. 30, Club Santiago Manzanillo, Colima 28860, Mexico Island Gulf Resort. 13912 Gulf Boulevard Madeira Beach, FL 33708 Jean Lafitte House 613 Esplanade Avenue New Orleans, LA 70116 Jolly Harbour Beach Resort Box 121, Jolly Harbour Antigua Jupiter Beach Resort 5 North A1A Jupiter, FL 33477 Kalajoki Keskuskariintie 1 Kalajoki 85100, Finland Keswick Bridge Brundholme Road Keswick, Cumbria CA12 4NL United Kingdom Kingswear Park Kingswear Dartmouth, Devon TQ6 0DA United Kingdom Korora Bay Village Resort 64 James Small Drive Coffs Harbour Plaza Korora 2450, Australia La Boca Casa 365 North Ocean Boulevard Boca Raton, FL 33432 La Casa Cottage Resort 808 Westside Road Kelowna, British Columbia Canada V1Z 3R8 La Ermita Partida del Durrillo Mijas Pueblo (Village) Málaga 29650, Spain La Piana Localita Piana di Vocogno Craveggia (NO), Italy La Vista Beach Resort Billy Folly Road 74 Pelican Key, P.O. Box 286 St. Maarten, Dutch Caribbean Laguna Golf & Country Club Club House Amarilla Golf & Country Club San Miguel de Abona Tenerife 38620, Canary Islands, Spain Laguna Holiday Villas La Quinta, Amarilla Golf & Country Club San Miguel de Abona Tenerife 38620, Canary Islands Spain Lakelands, The Lower Gale Ambleside, Cumbria LA22 OBD United Kingdom Lakewood Resort Route 219, P.O. Box 660 McHenry, MD 21541 38

Le Relais de Noisy 19, Boulevard du Maréchal Foch Noisy le Grand 93160, France Legacy Vacation Club Brigantine Beach – The Villas. 1500 Ocean Avenue Brigantine, NJ 08203 Little Gull on Longboat Key 5330 Gulf of Mexico Drive Longboat Key, FL 34228 Lodge Resort, The Junction of State Highways 4 & 47 National Park, New Zealand Logos Land Resort R.R. #1 Cobden, Ontario K0J 1K0, Canada Long Bay Beach Resort and Villas Long Bay West End, Tortola British West Indies Longboat Bay Club 3200 Gulf of Mexico Drive Longboat Key, FL 34228 Los Indios #1 Towne Center, Highway 175 Cherokee Village, AR 72525 Los Sabalos Royal Club Rodolfo T. Loaiza No. 100 Mazatlán, Sinaloa Mexico Maison Pierre Lafitte 108 University Place New Orleans, LA 70112 Malolo Lailai Lagoon Resort Malololailai Island, Fiji Marathon Key Beach Club 4560 Overseas Highway Marathon, FL 33050 Marinagolf Urb. Hacienda Torrequebrada c/Ronda Golf Estel, 62 Benalmadena-Costa Málaga 29630, Spain Marti Vacation Club at Marmaris Içmeler, Marmaris Mugla 48700, Turkey Mary’s Boon Beach Plantation 117 Simpson Bay Road Simpson Bay, St. Maarten Dutch Caribbean Masters at Paradise Canyon Resort, The 287 Palmer Avenue Mesquite, NV 89024 Maui Banyan Vacation Club 2575 South Kihei Road Kihei, Maui, HI 96753 Meadow Ridge 7573 Highway 42 Egg Harbor, WI 54209 Monarch Grand Vacations – Desert Isle 2555 East Palm Canyon Drive Palm Springs, CA 92264 Moosehead Cottage Resort Route 15, Main Street Greenville, ME 04441 Mount Cinnamon Resort & Beach Club Lucas Street, Morne Rouge Grand Anse, Grenada Multigestion – Les Coteaux de la Nartelle RN 98, La Nartelle Ste. Maxime 83120 France Multigestion – Les Marines de Grimaud Beauvallon Ste. Maxime 83120, France Naema Heights Land Plot # 219 Rabwat Naema – Naema Bay Sharm el Sheikh, Egypt Navigator Beach Club 405 Old Wharf Road Dennisport, MA 02639 Newport Beachside Resort 16701 Collins Avenue Miami, FL 33160 Northeast Vacations at the Spa Route 94 Vernon, NJ 07462 Northlake Lodges & Villas 987 Tahoe Boulevard Incline Village, NV 89451 Oasis Canoa Bayahibe La Romana, Dominican Republic Ocean Beach Club 351 Ocean Drive East Key Colony Beach, FL 33051 One Napili Way 5355 Lower Honoapiilani Road Lahaina, Maui, HI 96761 Orsa Maggiore Via Pietragrande, 2 Madonna Di Campiglio (TN) 38084 Italy Pacific Grove Plaza. 620 Lighthouse Avenue Pacific Grove, CA 93950 Pailahue Km. 4, 6 Avenida Ezequiel Bustillo E.P.N. 3 Melipal, San Carlos de Bariloche, Río Negro Argentina Palazzo Catalani Via Montecavallo 26 Soriano Nel Cimino (Viterbo), Italy Palm Beach Holiday Club Edificio Palm Beach Calle Miami s/n, La Carihuela Torremolinos, Málaga 29260, Spain Paraíso Country Club Praia do Carvoeiro Lagoa, Algarve 8400, Portugal Park Hotel Condominiums8 605 Main Street Park City, UT 84060 Park Station II 950 Park Avenue Park City, UT 84060 Pearl of the Dead Sea, The Kibbutz Almog D.N. Kikar Hayarden 90665, Israel Pebble Beach Village Urb. Amarilla Golf and Country Club San Miguel de Abona Tenerife 38620, Canary Islands, Spain Penina Golf Apartments Administração de Propriedades Lda. Portimão, Algarve 8500, Portugal Perennial Vacation Club – Fun Tropicale Village Caraibe Playa Dorada, Puerto Plata Dominican Republic Perennial Vacation Club – Imperial Lakes 5950 Imperial Lakes Boulevard Mulberry, FL 33860 Pestana Alvor Hotel Praia Dos Tres Irmaos Portimão, Algarve 8500, Portugal Phoenix Timeshare Resort 212 Lake Terrace Taupo, New Zealand Pinares del Cerro Club Vacacional Roque S. Peña y Paraná Carlos Paz, Córdoba, Argentina Pine Acres Lodge 1150 Jewell Avenue Pacific Grove, CA 93950 39 Pines at Island Park, The. 3907 Phillips Loop Road Island Park, ID 83429 Pire-Hue Villa Cerro Catedral San Carlos de Bariloche Río Negro, Argentina Plantation House South Seas Plantation Road Captiva Island, FL 33924 Plaza San Martin Suites Suipacha 1092 Buenos Aires 1008, Argentina Point at Poipu, The 1613 Pe’e Road Koloa, Kauai, HI 96756 Points North Resort 2211 U.S. 31 North Traverse City, MI 49686 Polus Palace Thermal Golf Club Hotel Kadar u. 49 Goed, Hungary 2132 Pono Kai Pacific Fantasy Timesharing 1250 Kuhio Highway Kapaa, Kauai, HI 96746 Ponta Grande Carvoeiro Sesmarias, Praia do Carvoeiro Lagoa, Algarve 8400, Portugal Posada del Bosque Aromo y Beneveto Carilo, Buenos Aires 7167, Argentina Port Largo Villas Resort 417 Bahia Drive, Mile Marker 100 Key Largo, FL 33037 Posada del Sol Avellano y Playa Cariló, Pinamar Buenos Aires 7167, Argentina Potrero de los Funes Las Chacras Km. 14, 5-Ruta 18 San Luis, Argentina Praia das Caravelas Estrada Cabo Frio/Buzios 12.300 Armação Dos Buzios Buzios Cabo Frio, RJ 28900, Brazil Predator Ridge Resort – Falcon Point Cottages 272 Chicopee Road Vernon, British Columbia British Columbia V1H 1T2, Canada Premiere Vacation Club – Roundhouse Resort. 5829 Buck Springs Road Pinetop, AZ 85935

40 Puerto Horizonte Apart Hotel Av. del Mar y Tobias Pinamar, Buenos Aires, Argentina Puerto Mogán la Venezia de Canarias Local 328, Urb. Puerto Mogán Gran Canaria 35138 Canary Islands, Spain Quality Hill Resort Villas Branding Iron Loop Road PTLC Pinetop, AZ 85935 Regency at Paradise Court Paradise Court, Nr. 5 Calle Irlanda Playa de las Americas San Eugenio Alto Adeje, Tenerife 38660 Canary Islands, Spain Résidence Antigone Montpellier Le Relais Bleus 890 Avenue Jean Mermoz Montpellier 3400, France Residence Baiazzurra Località Vulcanello Baia di Ponente Vulcano, Isole Eolie Lipari 98050, Italy Résidence de la Tour 43 Avenue Pierre La Rousse Malakoff 92240, France Resort at Great Gorge, The Route 94 Vernon, NJ 07462 Resort Club at Minerals Resort & Spa, The Route 94 Vernon, NJ 07462 Rhapsody on Lake Delton, a Condominium 650 E. Hiawatha Drive Wisconsin Dells, WI 53965 Rhinefield House Rhinefield Road, Brockenhurst Hampshire SO42 7QB United Kingdom Ridge Resort, The Goldfields Heights Queenstown, New Zealand Royal Aloha Vacation Club – Butterfield Park Condominium 886 West Galveston Chandler, AZ 85224 Royal Aloha Vacation Club – Keauhou Kona Surf and Racquet Club 78-6800 Alii Drive Kailua-Kona, Hawaii, HI 96740 Royal Aloha Vacation Club – Nueva Andalucía Calle 138 No. 45-B Nueva Andalucía Garden Club Nueva Andalucía, Marbella Málaga, Spain Royal Aloha Vacation Club – Village By The Sea 938 South Kihei Road Kihei, Maui, HI 96753 Royal Golf Park Golf del Sur, Parcela 12 Arona, Tenerife 38620 Canary Islands, Spain Royal Siam Vacation Village at Burapha 281/1 Moo 4 Tumbon Baan Bueng Sraracha 20110, Thailand Rukan Lomakylä 1 273 A Kemijärvi Rukatunturi 93825 Finland Saariselkä Künteistö Oy Siulaselkä Saariselkä 99830 Finland Saint Tropez Condominium 81 Street and Ocean Coastal Highway Ocean City, MD 21842 Salou Aquamarina Emili Vendrell 17 43480 La Pineda-Vilaseca Tarragona, Spain San Francisco Suites and Shell Vacations Club at San Francisco Suites 710 Powell Street San Francisco, CA 94108 San Marcos Apartamentos Avenida de San Marc, 9 Playas de Albir Alicante 03580 Spain Sanctuary Resort & Spa, The Playa Azul, 4 Km. Sur de Marbella Guanacaste, Costa Rica Sandcastle South Resort8 2207 South Ocean Boulevard Myrtle Beach, SC 29577 Sandpebble Beach Club 215 Atlantic Avenue Garden City, SC 29576 Sandy Shores III 1425 Waccamaw Drive Garden City, SC 29576 Sauce Alto Resort and Country Club Km. 25.5 Carretera Cienegu Lima, Cieneguilla, Peru Sea Mystique 215 Atlantic Avenue Garden City, SC 29576 Seasons at Knocktopher Abbey Knocktopher County Kilkenny, Ireland Seasons Resort, The 5736 S. Texas Avenue Orlando, FL 32839 Shengteng Vacation Club – Jinfeng Yinhua Holiday Hotel Guailiu Lane Shuhe Ancient Town Lijiang, Yunnan 674100, China Signum Las Palmas 600 East Canfield Street Avon Park, FL 33825 Skier’s Lodge8 1235 Norfold Avenue Park City, UT 84060 Sosúa By The Sea Boutique Beach Resort Calle Bruno Phillips Sosúa, Puerto Plata Dominican Republic South Shore Club 1625 South Ocean Boulevard Delray Beach, FL 33483 Starr Pass Golf Suites 3645 West Starr Pass Boulevard Tucson, AZ 85745 Steamboat Landing 161 Brooks Street, S.E. Fort Walton Beach, FL 32548 Sun Pond Holiday Club Korpilammentie Espoo 02970 Finland Sun Village Resort and Spa – Cofresi Cofresi Beach, Puerto Plata Dominican Republic Sunburst Condominiums. 3325 Meadow Lane Steamboat Springs, CO 80477 Sunrise Bay Resort and Club 10 Tampa Place Marco Island, FL 34145 Surfsider 1443 South Ocean Boulevard Pompano Beach, FL 33062 Sweetwater at the Waikiki Banyan. 201 Ohua Avenue Honolulu, HI 96815 Swiss Garden International Vacation Club at Golf Resort & Spa Damai Laut Persiaran Swiss-Garden Jalan Damai Laut, Off Jalan Teluk Senangin Lumut, Perak Darul Ridzuan 32200 Malaysia Taksu Holiday Club at Taksu Resort Br. Dinas Surabelta Lalang Selemadeg, Tabanan Bali Bali, Indonesia Thunder Mountain Condominium. 2030 Walton Creek Road Steamboat Springs, CO 80477 Thurnham Vacation Club at Club Britannia 28-29 Marine Parade Eastbourne, East Sussex BN22 7AY United Kingdom Tilcara Sierras Vivaldi 100 – Villa del Lago Carlos Paz, Córdoba 5152 Argentina Timber Ridge 91400 Ryan Gulch Road Silverthorne, CO 80498 Topsider I Resort U.S. Route 1, Mile Marker 75.5 Islamorada, FL 33036 Treasure Shores Beach Club 10360 Gulf Boulevard Treasure Island, FL 33706 Triton Suites and Beach c/o Principal De Playa Norte Chichiriviche, Venezuela Ute Hotel Via Gorizia 41 Jesolo Lido, Venice Italy Vacation Internationale – Clock Tower at Whistler, The. 4341 Village Lane P.O. Box 172, Whistler British Columbia V0N 1B0 Canada Vacation Internationale – Elkhorn Resort at Sun Valley. 100 Elkhorn Road Sun Valley, ID 83354

WorldMark Pokolbin Hills Corner McDonalds & Broke Road Pokolbin, New South Wales, Australia WorldMark Port Macquarie 2 Murray Street Port Macquarie New South Wales, Australia WorldMark Port Stephens 5 Horizons Drive Salamander Bay New South Wales 231, Australia WorldMark Schooner Landing 201 N.W. 66th Drive Newport, OR 97365 WorldMark Valley Isle 4327 Lower Honoapiilani Lahaina, Maui, HI 96761 Xurupita Holiday Resort Rua B 27-28 Vila Xurupita Porto Segura, Bahia Brazil Zorgvliet Private Residence Club at Ka’Ingo Private Reserve & Spa Bulgerivier P.O. Box 580 Vaalwater 0530 South Africa Vacation Internationale – Fairway Villa. 2345 Ala Wai Boulevard Honolulu, Oahu, HI 96815 Vacation Internationale – Kapaa Shore. 4-0900 Kuhio Highway Kapaa, Kauai, HI 96746 Vacation Internationale – Kingsbury of Tahoe. 335 Tramway Stateline, NV 89449 Vadella Pueblo c/Vistamar, 53; P.O. Box 17 Cala Vadella, San José Ibiza 07830, Balearic Islands, Spain Valley Inn Resort, The Tecumseh Road Waterville Valley, NH 03215 Villa L’Auberge 1570 Camino Del Mar Del Mar, CA 92014 Villa Rubinacci Via Correale 25 Sorrento, Naples 80065, Italy Village by the Gulf 1148 West Beach Boulevard Gulf Shores, AL 36542 Villas at Nakoma 348 Bear Run Road Clio, CA 96101 Villas Bavaro Club Bavaro Beach, Bavaro Higuey, Dominican Republic Villas of Gold Canyon, the 6100 South Kinas Ranch Road Gold Canyon, AZ 85218 Villas on the Glen & Lodges on the Glen 971 Tahoe Boulevard Incline Village, NV 89451 Westerwälder Hof Am Steinhohn 6 Windhagen-Kohlershohn 53578 Germany Westgate River Ranch 3600 River Ranch Boulevard River Ranch, FL 33867 Whitecliffs Beach Resort 2511 Nepean Highway Rye, Victoria 3941, Australia Windy Shores II 3217 South Ocean Boulevard North Myrtle Beach, SC 29582 Wolf Creek Village II 3618 North Wolf Creek Drive Eden, UT 84310 World International Vacation Club – Conchas Chinas. Rinconada de las Ostras s/n Puerto Vallarta, Jalisco, Mexico WorldMark at Cairns 49/72 Kowinka Street Cairns, Queensland, 4868, Australia WorldMark Cape Schanck 41 Trent Jones Drive Cape Schanck, Australia WorldMark Coffs Harbour All Seasons Pacific Bay Resort Pacific Highway & Bay Street Coffs Harbour New South Wales Australia WorldMark Lake Chelan 235 W. Manson Highway Chelan, WA 98816 WorldMark McCall 815 Sorrel Court McCall, ID 83638 WorldMark Pismo Beach 140 Ocean View Avenue Pismo Beach, CA 93449 Accor Vacation Club at Novotel Palm Cove Resort Coral Coast Drive Cairns, Queensland 4879, Australia Alf Leila Wa Leila South of Agawish South Hurghada Hurghada, Egypt Alia Club, The Limani Hersonisou Crete, Greece Alii Kai II 3830 Edwards Road Princeville, Kauai, HI 96714 Apartamentos Amarilis Avenida V-3 Praila de Rocha Portimao, Algarve, 8500 Portugal Atlantic Beach Casino Resort 319 Atlantic Avenue Westerly, RI 02891 Aurum Vacation Club Matyas Kiraly Setany 3 Hajduszoboszlo 4200, Hungary Balboa Club Avenida Camaron Sabalo s/n Mazatlán, Sinaloa 82110, Mexico Bali Grand Sunsets Resort & Spa Jalan Seiririt Singaraja Desa Tukud Munga Lovina Beach, Bali, Indonesia Belize Vacation Club Coconut Drive, Ambergris Caye P.O. Box 62 San Pedro, Belize Blue Pelican Club Billy Folly Road Pelican Key St. Maarten, Dutch Caribbean Bóvedas de Santa Clara Carretera 8 No. 39-114 San Diego, Cartagena DC Colombia Brandermill Resort & Marina Timeshare 13550 Harbour Pointe Parkwawy Midlothian, VA 23112 Branson Thousand Hills 2800 Green Mountain Drive Branson, MO 65616 Bungalows Los Robles c/Tomas Morales 9 Urb. Sonnenland San Bartolomé de Tirajana Maspalomas, Gran Canaria 35100 Canary Islands, Spain Calabogie Highlands Vacation Villas 1234 Barryvale Road Calabogie, Ontario K0J 1H0 Canada Canyon River Ranch 14700 Canyon Road P.O. Box 786 Ellensburg, WA 98926 Chapel Stile at Langdale Estate Langdale Estate Great Langdale, Nr. Ambleside Cumbria LA22 9JD United Kingdom Christmas Mountain Resort Christmas Mountain Road Glen, NH 03838 Club Casablanca Parroquia Tonchigue Resinto Same Esmeraldas, Ecuador Club del Bosque 42 entre Av. Mar del Plata y Mar Azul Villa Gesell, Buenos Aires, Argentina Club Delta at Club Mykonos II Ornos Mykonos 84600, Greece Club Estela Dorada at Gruphotel Club Novelty Calle Berlin, 5 Salou, Tarragona 43840, Spain Club Mondial International at Residence Van Gogh Parmentierlaan 209-211 Knokke 83000, Belgium Club Mykonos II Ornos Mykonos 84600, Greece Club Pacific Queenstown 14 Yewlett Crescent, Frankton Queenstown, New Zealand RESORTS WITH 6 – 10 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY 41

42 Club Pacific Westharbour 327 Hobsonville Road Hobsonville, Auckland, New Zealand Club Playa Vista at Copacabana c/o Aztec Country Club c/Libra Urb. Riviera del Sol Mijas-Costa, Málaga 29647 Spain Club Royale at Copacabana c/o Aztec Country Club Calle Libra, Urb. Riviera del Sol Mijas-Costa, Málaga 29647 Spain Club Royale at Sierra Blanca c/o Aztec Country Club Calle Libra, Urb. Riviera del Sol Mijas-Costa, Málaga 29647 Spain Club Sol y Vista at Hotel Puerto Azul Av. de la Cornisa Puerto Rico, Gran Canaria 35139 Canary Islands, Spain Club Suites on Malta Eden Bay Resort St. George’s Bay, St. Julian’s STJ 07 Malta Condorama International #1 Beau Soleil Beaupré, Québec G0A 1E0, Canada Coral Sands Beach 3611 Collins Avenue Miami Beach, FL 33140 Corfu Resort Apraos, Kalamaki Corfu, Greece Eaglewood at Ruttger’s Sugar Lake Lodge 1000 Otis Lane Cohasset, MN 55721 El Aljibe Casas de Campo Ruta Prov. #14, Baja del Molino Traslasierra 5887, Argentina El Bergantín Menorca Club Urb. Playas de Fornells Fornells, Menorca 07748 Balearic Islands, Spain Elterwater Hall at Langdale Estate Langdale Estate, Great Langdale Nr. Ambleside, Cumbria LA22 9JD United Kingdom Exclusivacations at Miami Beach 6525 Collins Avenue Miami Beach, FL 33141 F.D.R. Vacation Club Runaway Bay St. Ann, Jamaica Fox Run Resort. 1923 Walker Trail Pigeon Forge, TN 37876 Glacier Ridge Condos at Devil’s Head S6330 Bluff Road Merrimac, WI 53561 Grand Cascades Lodge 3 Wild Turkey Way Hamburg, NJ 07419 Great Links Resorts at Desert Canyon 800 Desert Canyon Boulevard Orondo, WA 98843 Great Links Resorts at Dungeness 1963 Woodcock Road Sequim, WA 98382 Harbor at Depoe Bay, The 34 Sunset Street Depoe Bay, OR 97341 Harbor Vacations Club 1880 Harbor Island G. Dock San Diego, CA 92101 Harbourside II. 1141 Broad Creek Road New Bern, NC 28560 Harbourview Villas at South Seas Resort 950 Plantation Road Captiva, FL 33924 Heffley Boutique Inn 3185 Creekside Way Sun Peaks, British Columbia V0E 1Z1 Canada HHoliday Vacation Club Boulevard Morazan 1era Calle 11 Avenue San Pedro Sula Honduras Hipocampus Resort Brown 240, Villa Carlos Paz Córdoba 5152, Argentina Hokkaido Tracks Vacation Club – Kira Kira 189 – 16 Aza Yamada Kutchan, Hokkaido 044 0081, Japan Hokkaido Tracks Vacation Club – Kisetsukan 155 – 149 Aza Yamada Kutchan, Hokkaido 044 0081, Japan Hostería San José Manuel Burbano S/N. 171759 Quito, Ecuador Hotel and Club de Playa el Parador Punta Quepos, Aguirre, Puntarenas Quepos, Costa Rica Hotel Calinda Cabo Baja Quality Inn 4.5 Transpeninsular Highway to La Paz Cabo San Lucas, B.C.S. 23400 Mexico Hotel Cola de Caballo Ctra. a Cola de Caballo Km. 6 Santiago, Nuevo Léon, Mexico Hotel Jalim Av Cel Cirilo S/N Centro Caldas Novas, Brazil Hotel São Sebastião da Praia Avenida Campeche, 1373 Florianópolis, Brazil Hotel Terraza del Pacífico Playa Hermosa Jaco CR, 168 Jaco Puntarenas, Costa Rica Huerta Grande Village Resort Av. Buenos Aires S. Huerta Grande, Córdoba Argentina Iguassu Resort Av. das Cataratas, 6845 Foz do Iguazu, Parana 85850-000 Brazil Inn at Los Abrigados, The, and Premiere Vacation Collection at The Inn at Los Abrigados 170 Portal Lane Sedona, AZ 86336 Inn at St. Ives, The 9940 St. Ives Drive Stanwood, MI 49346 Isle of Palms Resort and Beach Club 1300 Ocean Boulevard Isle of Palms, SC 29451 Itacare Village Rodovia Ilheus Itacare, Km. 64 Bahia 45530-000, Brazil Kaanapali Keys at Papakea Beach Resort 3543 Honoapiilani Highway Lahaina, Maui, HI 96761 Kaimanawa Lodge Taupahi Road Turangi, New Zealand Ke Nani Kai Kepuhi Place Kalua Koi, Molokai, HI 96770 Ketch Court 6 Lighthouse Road Hilton Head Island, SC 29938 Kona Islander Vacation Club 75-5778 Kuakini Highway Kailua-Kona, Hawaii, HI 96740 Kultakivi Putikko 58550 Finland Kyriad Torcy 3, Avenue Jean Moulin Torcy 77200, France Gruphotel Club Gemelos 15 Av. Montecarlo s/n, Rincón de Loix Benidorm, Alicante 03500, Spain La Sammana 1400 West Brigantine Boulevard Brigantine Beach, NJ 08203 La Victoria Casa de Campo Ruta 42, Km. 9, Tomas Jofre Mercedes, Buenos Aires, Argentina Lady Luck Resort Casino 206 N. 3rd Street Las Vegas, NV 89101 Laguna Vacation Club at Angsana Resort & Spa Site A4 Lagoi Bintan Island, Bintan, Indonesia Lake Marion Resort and Marina 510 Ragtime Trail Route 2, Box 945 Santee, SC 29142 Lantern Bay Resort 100 Lantern Bay Road Branson, MO 65616 Las Brusquitas Ruta Provincial 77 Paraje Las Brusquitas Miramar 7607, Argentina Lepokatti Vuokatinrinne Vuokatti 88610, Finland Lifetime Vacation Club at Miraflores II Carretera de Cádiz Km. 199 Mijas-Costa, Málaga 29647, Spain Lion Resorts – Club Alias Aliathon Holiday Village Poseidonos Avenue Kato Paphos, 8063, Cyprus

Lodges at Fox Hollow Lake, The 50 StoneBridge Parkway StoneBridge Village Branson West, MO 65737 Luna Runtún Resort and Spa Caserio Runtún Km. 6 Baños, Tungurahua, Ecuador Mandalay Shores Resort 5226 Neptune Square Oxnard, CA 93035 Mansión del Río Bahia Paraiso Aldea San Felipe de Lara Río Dulce Livingston, Izabal, Guatemala Manteo Beach Club 3766 Lakeshore Road Kelowna, British Columbia V1W 3L4 Canada Marti Vacation Club at Tekirova Tekirova Kemer, Antalya 07980, Turkey Menam Riverside Hotel 2074 Charoenkrung Road Bangkorlaem, Bangkok 10120 Thailand Mercure Grand San Moritz 10-18 Brunswick Street Queenstown 9197, New Zealand MIA at Riviera Maya Lote 16-D-01, Manzana 40, Supermanzana 12 Rancho Maria Irene, Riviera Maya Quintana Roo 77580, Mexico Mount Malarayat Golf & Country Club Barrangay Dagatan Lipa City, Batangas Province Philippines Mountainview Resort. 263 Main Street Jackman, ME 04945 Night Heron Loft 8 Lighthouse Road Hilton Head Island, SC 29928 Ocean Club at Jamaica Inn, The Main Street P.O. Box 1 Ocho Rios, Jamaica Ocean Watch Beach Club Cayuga Street Ocean Bay Park Ocean Watch Beach, NY 11770 Ocho Cascadas Villas Ocho Cascadas Apartado 495 Puerto Vallarta, Jalisco, Mexico Options by MacDonald at Dalfaber Resort Chalets Dalfaber Estate Aviemore, Inverness Scotland PH22 1ST, United Kingdom Options by MacDonald at Forest Hills Hotel and Resort II Forest Hills Hotel Kinlochard Aberfoyle by Stirling, FK8 3TL United Kingdom Oreti Village Mission Bay Drive Pukawa Bay, Lake Taupo Road Pukawa, New Zealand Palace View Resort 700 Blue Meadows Drive Branson, MO 65616 Paradise Point Resort 250 Lakewood Drive Hollister, MO 65672 Paraíso del Sol Cabarete Road Cabarete, Puerto Plata Dominican Republic Peaceful Bay Resort and Club 137 Peaceful Lane Lakeside, MT 59922-0556 Pebble Beach Village Urb. Amarilla Golf San Miguel de Abona, Tenerife Canary Islands, Spain Pinamar Family Resort De la Lisa 1107 P.O. Box 7167 Pinamar, Argentina Pinares de Punta del Este Vacation Club Camino de la Laguna, Parada 34 Punta del Este, Uruguay Pirates Cove Resort 3501 South Atlantic Avenue Daytona Beach Shores, FL 32127 Pivko Village Kibbutz Kabri D.N. Oshrat 25120, Israel Plantation Club Villas 18 Lighthouse Road Hilton Head Island, SC 29928 Racquet Club Villas 108 Lighthouse Road Hilton Head Island, SC 29938 Résidence Acropolis 58 Boulevard Risso Nice 06300, France Residence Berghof Am Predigtstuhl 4 St. Englmar 94379 Germany Residence Club at Hotel McCall 1101 North 3rd Street McCall, ID 83638 Residence Club South Shore 180 Elks Point Road Zephyr Cove, NV 89448 Résidence le Christiania Alpe D’Huez 38750, France Residence Van Gogh Parmentierlaan 209-211 Knokke 83000 Belgium Résidôtel Le Stanley Rue de la Riviera Noumea 98845, New Caledonia Resorts West at Surfside Inn 31512 “J” Place Ocean Park, WA 98640 Rockridge Townhomes 1000 Atlantic Lode Drive Breckenridge, CO 80424 Royal Aloha Vacation Club at Lantern Bay Condominium 200 Lantern Bay Road Branson, MO 65616 Sea Horse Inn Km. 25 Via a San Luis San Andres Isla, Colombia Sea Scape Quarters 441 South Sea Scape Drive Kitty Hawk, NC 27949 Seasons at Whistler, The 4368 Main Street, Suite 106 Whistler, British Columbia V0N 1B4 Canada Seaview Condominiums 115 North Miller Street Rockaway Beach, OR 97136 Seawinds II Resort. 128 Olde Wharf Road Dennisport, MA 02639 Sedes Vacation Club at Parque Albatros Golf del Sur San Miguel de Abona Tenerife, Canary Islands Spain Shawnee Inn River Road Shawnee-On-Delaware, PA 18356 Shengteng Vacation Club Howard Johnson Resort Sanya Bay Haipo Development Zone, Sanyawan Road Sanya, Hainan 572000 China Siam Thani 391/51 Moolo Tapaya Road Pattaya City 20260 Thailand Somni Aranes Residencia Los Abetos c/Monteorbison, No. 17 Edificio A, Local 2 Vielha, Lleida 25530 Spain St. Christopher Club P.O. Box 570 Frigate Bay, St. Kitts St. Kitts & Nevis Stella del Sud Via Nazionale 4 Caprioli di Pisciotta (SA) 84040, Italy Steele Hill Resort 516 Steele Hill Road Sanbornton, NH 03269 Swiss Garden International Vacation Club at Kuantan 2656-2657 Mikim Sungai Karang Balok Beach, Pahang, Darul Makmur Beserah, Kuantan 26100, Malaysia The Resort Group Vacation Club at Tortuga Beach Resort & Spa Ponta Preta Beach Santa Maria, Sal Island, Cape Verde Tivoli Vacation Club Rua Simplicio dos Passos Gouveia, 29 Ocean Park Promenade Funchal, Madeira, 9000-100 Portugal Treehouse Village at Lake Forest 3801 Eagle Waters Road Eagle River, WI 54521 Trillium Resort and Spa Limited 848 Clearwater Lake Road Port Sydney, Ontario P0B 1L0 Canada Vacation Internationale – Hololani. 4401 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Vacation Internationale – Kihei Kai Nani. 2495 South Kihei Road Kihei, Maui, HI 96753 43

44 Absolute Private Residence Club at Jinqiao No. 55 Guangqumen Beili Beijing (Chong Wen District), China Accor Vacation Club at Mercure Grand San Moritz 10-18 Brunswick Street Queenstown 9197, New Zealand Accor Vacation Club at Novotel Lake Crackenback Alpine way via Jindabyne Snowy Mountains, New South Wales Australia Ähtäri Loma-Club Moksunsalontie Ahtari 63700, Finland Andorra II Playa de las Américas Tenerife, Canary Islands, Spain Batam View Beach Resort Jalan Hang Lekir Nongsa, Batam Island, Indonesia Beach Republic Royal Nirvana Private Residences 176/34 M. 4 Tambon Maret Koh Samui, Suratthani 84310 Thailand Beaver Village Condominiums 50 Village Drive Winter Park, CO 80482 Beech Manor 101 Charter Hills Road Banner Elk, NC 28604 Birdland Home and Holidays Golf út. 2 Bükfürdö, Hungary Blackbird Lodge Timeshare Program. 305 8th Street Leavenworth, WA 98826 Bogmallo Beach Resort Bogmallo Beach Goa, India Branson Thousand Hills 2800 Green Mountain Drive Branson, MO 65616 Canyon Woods Grande International Vacation Canyon Woods Residential Resort Laural 4221, Philippines Classic Cruisers at Bray Marina Bray Marina Monkey Island Lane Bray, Berkshire SL6 2EB, Great Britain Club Flamingo Calle Princesa Ico, N° 15 Apartamento Timanfaya Puerto del Carmen, Lanzarote Canary Islands, Spain Club Marina Tenerife Sur Avenida Tavio Costa del Silencio, Tenerife 38360 Canary Islands, Spain Club Vacacional Coomeva at Club de Los Andes Km. 35 Via Cali Popayan 31581, Colombia Cofresi Palm Beach and Spa Cofresi Beach Puerto Plata, Dominican Republic Colinas del Faro Urb. El Faro, Colinas del Faro Mijas-Costa, Málaga, Spain Deckshare Club at Anderton Marina Canalboats Anderton, Nr. Manchester United Kingdom Donato House Hotel, The 1080 Mosley Street Wasaga Beach, Ontario L0L 2P0 Canada Durango Riverside Resort & R.V. Park 13391 County Road 250 Durango, CO 81301 El Ocotal Playa Ocotal, Carrillo Playa del Coco, Guanacaste Costa Rica Executive Timbers Resort and Golf Club 190 Devil’s Pool Road Ridgedale, MO 65739 Fern Hill Club San San Mile Gully Road Port Antonio, Jamaica Fisherman’s Village at Jot’s Resort 93460 Wedderburn Loop Gold Beach, OR 97444 47 Park Street by Marriott Grand Residence Club 47 Park Street Mayfair, London W1K 7EB United Kingdom Four Seasons Pacifica. 2600 Avenida del Presidente San Clemente, CA 92672 Frontenac Shores R.R. #2 Cloyne, Ontario K0H 1K0, Canada Grand Lodges 89000 Government Camp Loop Road Government Camp, OR 97028 Great Bay Beach Hotel & Casino Great Bay St. Maarten, Dutch Caribbean Great Links at Moses Point 6432 Melby Way NE Moses Lake, WA 98837 Great Links at Resorts at Homestead Farms 115 E. Homestead Boulevard Lynden, WA 98264 Gulf Stream Beach Resort 1501 Gulf Drive North Bradenton Beach, FL 34217 Holiday Club Åre Tegefjall, Åre 83013 Sweden Holiday Club – Pattaya Hill Resort 329 Pratumnug Road Pattaya City, Chonburi 20260, Thailand Hotel Eigerblick Grindelwald Switzerland I Tramonto Avenida Esteban Dufaur S/N P.O. Box 8153 Monte Hermoso, Buenos Aires Argentina Jambo Vacation Club at I Giardini di Atena SP Lecce – Vernole Km. 4 Merine di Lizzanello (Lecce) 73020 Italy Kermikkä Kermikkätie Saariselkä 99830, Finland RESORTS WITH 1 – 5 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY Vacation Internationale – Oceanside Marina Inn. 2008 Harbor Drive North P.O. Box 3543 Oceanside, CA 92054 Victorian Villas, The 124 Queen Street Niagara-on-the-Lake Ontario L0S 1J0, Canada View Talay Villas Holiday Resort 404/5 Moo 12 Thapraya Road Jomtien Beach, Chonburi 20260 Thailand Vila Baia Rua Alfredo do Nascimento Baptista Lote 35, R/C Luz, Portugal 8600-152 Village La Corte Rua Dos Lirios, 3 Village I Porto Seguro, Bahia 45810-000 Brazil Villas of Gold Mountain 348 Bear Run Road Clio, CA 96101 Villas Mediterráneas Hortencias Sur s/n L. 49 Puerto Vallarta, Jalisco 48390, Mexico Wildwood Shores 1 Pine Boulevard Huntsville, TX 77340 Windemere 523 South Ocean Boulevard North Myrtle Beach, SC 29598 Wintergreen at Midway 800 Lime Canyon Road Midway, UT 84049 WorldMark at Golden Beach 75 The Esplanade Caloundra, Queensland 4100 Australia Zorgvliet Private Residence Club at Alluvia Specialist Winery Glen Arum Road P.O. Box 6365, Stellenbosch South Africa Zorgvliet Private Residence Club at Zorgvliet Vineyard Lodge and Spa Bonhoek Valley Helshoogate Pass Stellenbosch 7599 South Africa

45 Killarney Country Club L.S. Faha, Killarney County Kerry, Ireland La Orquidea Heights C/D Jose Orbaneja s/n Sitio de Calahonda Mijas-Costa, Málaga 29650, Spain Laguna Holiday Club at Sheraton Grande Island Villas 10 Moo 4, Srisoonthorn Road Tambol Cherng Talay, Talang Phuket 83110, Thailand Laguna Holiday Club at Sheraton Private Pool Villas 10 Moo 4, Srisoonthorn Road Tambol Cherng Talay, Talang Phuket 83110, Thailand Lakes of the North 8548 Pineview Mancelona, MI 49659 Lawai Beach Resort – Lika Lani Building 5017 Lawai Road Koloa, Kauai, HI 96756 Le Soleil Vacation Ownership Club 567 Hornby Street Vancouver, British Columbia V6C 2E8 Canada Lion Resorts – Club Akamas Akamanthea Holiday Village Polis, Pafos 66301 Cyprus Llethr House Vacation Club Llethr House Pendine Carmarthenshire SA33 4PE United Kingdom Mar y Sol Trasera Victoria Court Los Cristianos, Tenerife E-38650 Canary Islands Spain Mercure Grand Hotel Internacional Foz Rua Almirante Barroso, 2006 Parana, Brazil Na Pali Kauai Club Alii Kai II 3830 Edwards Road Princeville, Kauai, HI 96714 Nihi Kai Villas 1870 Hoone Road Koloa, Kauai HI 96756 Ocean Isle Beach Club 18-3 Causeway Drive, S.W. Ocean Isle Beach, NC 28469 Oceana Private Club 13 Ingleside Road Stellenbosch, Camps Bay 7599 South Africa Old Killarney Village Aghadoe Killarney, County Kerry, Ireland Options by Macdonald at Elmers Court Country Club & Resort South Baddesley Road Lymington, Hampshire SO41 5ZB United Kingdom Options by Macdonald at Forest Hills Hotel and Resort II Forest Hills Hotel Kinlochard Aberfoyle by Stirling FK8 3TL United Kingdom Pafiana Heights Pafiana Road Yeroskipou-Konia Paphos 8102, Greece Paki Maui Beach Villas 3615 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Papakea Beach Resort Hawaii Properties Ltd. 3543 Honoapiilani Highway Lahaina, Maui, HI 96761 Pattaya Hill Resort 329 Kao-Praratamnak Hill Pattaya City, Banglamung District Chonburi 20260, Thailand Penhaven Cottages Rectory Lane Parkham, Nr. Bideford Devon EX39 5PL, Great Britain Phoenix, The 2315 Après Ski Way Steamboat Springs, CO 80487 Pine Ridge Inn Vacation Club 1200 S.W. Century Drive Bend, OR 97702 Pinnacle, The 2507 South Ocean Boulevard North Myrtle Beach, SC 29582 Plantation Bay Villas South Seas Plantation Captiva Island, FL 33924 Point-to-Point Destinations – Glacier’s Reach 323-4388 Northlands Boulevard Whistler, British Columbia V0N 1B4 Canada Points North Inn 101 Michigan Avenue Charlevoix, MI 49720 Port Villas 226 South Seas Drive Hilton Head Island, SC 29938 Pyramid Resort Vacation Club Km. 57 Carretera Libre La Misión La Misión, B.C.N., Mexico Rachaburi Country Club 93 Moo 10 Tumbon Pakchong Jombung District Rachaburi 70150, Thailand Renvyle Strand c/o Renvyle House Connemara County Galway, Ireland Résidence le Silveralp 73440 Val Thorens France Résidence Les Bergers Rocher Soleil Zac des Bergers 38 Alpe D’Huez L’Alpe d’Huez 38750, France Résidence les Hameaux du Mont d’Arbois 411 Route du Mont d’Arbois Zac du Colet, P.O. Box 74120 Megeve 74120, France Residencial Diana Camino de Cortes Ctra. de Cádiz, Km. 168 Estepona, Málaga 29688, Spain Resorts West Vacation Club at Cabana Club Condominium 7530 Birch Bay Drive Blaine, WA 98230 Resorts West Vacation Club at Embarcadero Resort 1000 S.E. Bay Boulevard Newport, OR 97365 Resorts West Vacation Club at Kala Point Village 20 Village Drive Port Townsend, WA 98368 Rodd Mill River Resort Highway #136, O’Leary Prince Edward Island C0B 1V0 Canada Royal Club 6, Avenue Pierre Loti La Baule 44500, France Sandy Square 11901 119th Street Ocean City, MD 21842 Sea Mountain 95-789 Ninole Loop Road Punalu’u, Hawaii, HI 96777 Sea Village 75-6002 Alii Drive, Suite 10-A Kailua-Kona, Hawaii, HI 96740 Seaside Resort8 2301 S Ocean Boulevard North Myrtle Beach, SC 29582 See the Sea. 4465 Ocean Boulevard San Diego, CA 92109 The Sentinels at Kirkwood Private 1050 Kirkwood Meadows Drive Kirkwood, CA 95646 Snowater 10500 Mount Baker Highway Glacier, WA 98244 Somni Aragonés Ed. Monteski Prov. Huesca Formigal-Sallent de Gallego 22640 Spain Spinnaker Penthouse 901 3513 South Ocean Boulevard Suite 901 North Myrtle Beach, SC 29598 Summerfield Condo Resort 2425 Summerfield Way Kissimmee, FL 34741 Sun Colony 200 Sun Colony Boulevard Longs, SC 29568 Sunborn Vacation Club Matkailijantie 2 Naatali Finland Sunchase Beachfront Condominiums. 1010 Padre Boulevard South Padre Island, TX 78597 Tahoe Vacation Condominiums 261 Quaking Aspen Stateline, NV 89449 Tamarack Lodge 2035 US 31 North Traverse City, MI 49686 Tattershall Park Country Club Sleaford Road Tattershall, Lincolnshire, LN4 4LR United Kingdom

Absolute Private Residence Club at – Jinqiao – Q Signature Spa and Resort Acadia Village Resort Accor Vacation Club – Coral Coast Palm Cove – Freshwater Point Resort – Grand Mercure Basildene Manor – Grand Mercure Bowral – Grand Mercure Bussleton – Grand Mercure Forest Resort – Grand Mercure Hotel Lofty House – Grand Mercure Melbourne – Grand Mercure Oakridge Resort – Grand Mercure Pinnacle – Grand Mercure Pinnacle Valley Resort – Grand Mercure Puka Park Resort – Grand Mercure The Links – Grand Mercure The Vines – Grand Mercure The Vintage – Hotel St. Moritz Queenstown – Legends Hotel Surfers Paradise – Mermaid Beach Apartments – Novotel Lake Crackenback Resort – Novotel Nusa Dua Apartments – Novotel Pacific Bay Resort – Turtle Beach Resort Mermaid Beach – Twin Waters Sunshine Coast Alpenland Sporthotel – St. Johann Im Pongau American Resorts International Holiday Network – Alpenland Sporthotel – Maria Alm – St. Johann Im Pongau Americano Beach Resort, The Avalon Grand Resort Avenue Plaza Resort Azul Sensatori Hotel by Karisma Be Live Hamaca Beach Quarters Bel Air Collection Resort and Spa Vallarta Blue Tree Resort at Lake Buena Vista BlueBay Beach Club Bluewater Resort and Marina Boardwalk Resort Hotel and Villas Cabo Villas Beach Resort California Vacation Club – Indian Palms Vacation Club – Lodge at Kingsbury Crossing – RiverPointe Napa Valley Calypso Cay Vacation Villas Caribbean Palm Village Carriage House at Pocono Manor Casa Dorada at Medano Beach Castillo Beach Club Cibola Vista Resort & Spa Club Destin Resort Club Intrawest – Blackcomb – Blue Mountain – Kauai – Palm Desert – Panorama – Sandestin – Tremblant – Vancouver – Whistler – Zihuatanejo Club Navigo – Charter Club Resort on Naples Bay – Cove at Ormond Beach, The – Crescent, The – Grand Seas Resort – Liki Tiki Village – Parkway International Resort Club Prestige Club QM – Club QM at Kingsbury Crossing – Club QM at Ridge Sierra, The – Club QM at Thunderbird Resort Club – Club QM at Northlake Lodges and Villas Club Vacacional Coomeva – Club de Los Andes – Mendihuaca Caribbean Resort Clubhotel am Kreischberg Coconut Mallory Marina and Resort Coconut Palms Beach Resort Colonial Crossings of Williamsburg Colonies at Williamsburg, The Corail Royal Marina Corail Royal Plage Cove at Yarmouth, The Cranberry Waterfront Suites and Country Club Corwn Spa Resort Hainan, China Worldbest David Walley’s Hot Springs and Spa Dawn Beach Club Diamond Resorts International – THE Club – Alpine Club, The – Alpine Club Schliersee Resort – Balkan Jewel Resort – Bent Creek Golf Village – Broome Park Golf and Country Club – Burnside Park Owners Club – Cala Blanca – Cala de Mar – Cedar Breaks Lodge – Club Blanca – Carlton Court – Club de Carmen – Club Mougins – Cromer Country Club – Cypress Pointe Resort – Daytona Beach Regency – Desert Paradise Resort – Diamond at Cabo Azul Resort – Diamond at Cancún Resort – Diamond at Cedar Breaks Lodge – Diamond at Desert Isle – Diamond at Riviera Beach & Spa Resort I – Diamond at Riviera Beach & Spa Resort II – Diamond at Riviera Oaks – Diamond at Tahoe Seasons Heavenly Valley – Flamingo Beach Resort – Flanesford Priory – Gala Fjellgrend – Garden Lago – Grand Beach – Grand Beach Vacation Resort – Grande Villas – Greensprings Vacation Resort – Historic Powhatan Resort, The – Island Links Resort – Jardines del Sol – Kaanapali Beach Vacation Resort – Kenmore Club, The – Lake Tahoe Vacation Resort – Las Vegas Cancún Resort – Le Manoir des Deaux Amants Resort – London Bridge Resort II – Los Amigos Beach Club – Marquis Villas Resort – Mystic Dunes Resort and Club – Ocean Beach Club – Palazzo Catalini Resort Palm Canyon Resort – Pine Lake Resort – Point at Poipu, The – Polynesian Isles – Ridge on Sedona Golf Resort, The – Ridge Pointe, The – Royal Dunes – Royal Dunes at Port Royal – Royal Oasis Benal Beach, The – Royal Oasis Club at Pueblo Quinta – Royal Palm Beach Resort – Royal Regency – Royal Sunset Beach Club – Royal Tenerife Country Club – Sahara Sunset Resort – San Luis Bay Inn – Santa Barbara Golf & Ocean Club – Scottsdale Links Resort – Scottsdale Villa Mirage – Sedona Springs Resort – Sedona Summit – Suites at Fall Creek, The – Suites at Polo Towers, The – Suites on Malta – Sunset Bay Club – Sunset Harbor Club – Sunset View Club – Varsity Clubs of America – South Bend Chapter – Varsity Clubs of America – Tucson Chapter – Vilar do Golf Resort Club – Villas at Poco Diablo Resort – Villas at Polo Towers, The – Villas of Sedona – Villas de Santa Fe Resort – Westgate South Beach – White Sands Beach Club – White Sands Country Club – Woodford Bridge Country Club – Wychnor Park Country Club Dive Inn Resort Eagle Point El Cid Vacation Club – El Cid Marina Beach – El Cid El Moro Beach El San Juan Towers Elara, a Hilton Grand Vacation Club Emirates Vacation Club Escapes Travel Choices Club – Escapes! to Galveston – Escapes! to Greens at Bella Vista, The 46 PROGRAMS WITH 1,000 OR MORE MEMBERS Tranquility Bay 2600 Overseas Highway Mile Marker 48.5 Marathon, FL 33050 Trophy Run Resort 117 Trophy Run Road Branson, MO 65616 Tropical Suites at Hacienda Resort Hacienda Resort Cofresi Puerto Plata, Dominican Republic Tropical Trades at Paki Maui 3615 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Twin Oaks Villas 70 Plantation Drive Hilton Head Island, SC 29938 Vacation Club at Le Meridien Kathmandu Gokarna Forest Golf Resort & Spa Rajnikunja, Gokarna, Kathmandu, Nepal Vacation Internationale – Kittyhawk Resort The Pines at Summer Meadow Road Sunriver, OR 97707 Vacation Internationale – Tahoe Beach & Ski Club. 3601 Lake Tahoe Boulevard South Lake Tahoe, CA 96150 Valley Isle 4327 Lower Honoapiilani Highway Lahaina, Maui, HI 96761 Villagio Italia Av. Dr. Claudio Jose Gueiros Leite 10.161, Maria Farinha, PE Recife, Brazil Villas de Menorca Club Santiago Manzanillo, Colima 28860 Mexico Whaler, The 2481 Kaanapali Parkway Lahaina, Maui, HI 96761 World International Vacation Club – Villacana Km. 165 Carretera de Cádiz Estepona, Málaga, Spain Zorgvliet Private Residence Club at Dinkweng Safari Camp New Ellisras Road P.O. Box 580 Vaalwater 0530, South Africa Zorgvliet Private Residence Club at Riviera on Vaal Mario Milani Drive Vereeniging 1939, South Africa 8Resorts managed by TPI . Resorts managed by VRI

47 – Escapes! to Gulf at Orange Beach, The – Escapes! to Hot Springs – Escapes! to Tropical Breeze at Panama City Beach Fairfield Fairshare Plus Club – Star Island Resort – Wyndham Royal Vista – Wyndham Governor’s Green Fairmont Vacation Villas at Mountainside Falcon Point Fantasea Resort – Flagship Festiva’s Adventure Club – Atlantic Beach Villas – Blue Ridge Village – Cabins at Green Mountain – Church Street Inn – Ellington at Wachesaw – Equivest Sands – Mirror Lake/Tammarack – Ocean Club – Peppertree at Thousand Hills – Peppertree by the Sea – Rangeley Lake Resort – Sandpebble Beach Club – Sea Mystique – The Yachtsman Resort – Wild Wing Golf Village Flamingo Club Four Seasons Residence Club Aviara Galleria at Split Rock Galveston on the Gulf Resort Gardenia Plaza Resort Gatlinburg Town Square Grand Caymanian Resort Grand Lodge on Peak 7 Grand Luxxe Residence Club Grand Seas Resort Grand Solmar at Land’s End Resort & Spa Grand Timber Lodge Hacienda Encantada Resort and Spa Hanalei Bay Resort Harbor Ridge Harborside at Atlantis Holiday Park Resort Holly Tree Resort Hotel, The Hyatt Vacation Club – Highlands Inn – Hyatt Beach House Resort – Hyatt Coconut Plantation – Hyatt Escala Lodge at Park City – Hyatt Grand Aspen – Hyatt Hacienda del Mar – Hyatt High Sierra Lodge – Hyatt Main Street Station – Hyatt Miami at the Blue – Hyatt Mountain Lodge – Hyatt Piñon Pointe – Hyatt Siesta Key Beach – Hyatt Sunset Harbor Resort – Hyatt Wild Oak – Hyatt Windward Pointe – Northstar Lodge, a Hyatt Residence – Residences at Park Hyatt Beaver Creek Imperial Fiesta Club at Casa Maya InnSeason Resorts – Falls at Ogunquit, The InnSeason Resorts – Pollard Brook InnSeason Resorts Vacation Club. – InnSeason Resorts Captain’s Quarters – InnSeason Resorts Cove at Yarmouth, The – InnSeason Resorts Falls at Ogunquit, The – InnSeason Resorts HarborWalk – InnSeason Resorts Mountainview – InnSeason Resorts Pollard Brook – InnSeason Resorts Sea Mist Resort – InnSeason Resorts South Mountain – InnSeason Resorts Surfside Island Residence Club at Golden Sands Island Seas Resort Jockey Club, The Kahana Beach Vacation Club Kahana Villa Vacation Club King’s Creek Plantation Kona Coast Resort Interval Ownership, The Kona Coast Resort II La Cabana Beach and Racquet Club Lagos de Fañabe II Legacy Vacation Club Orlando Liki Tiki Village London Bridge Resort Los Cabos Golf Resort Magic Tree Resort Margarita International Resort Marriott’s Aruba Ocean Club Marriott’s Aruba Surf Club Marriott’s Asia Pacific Club Marriott’s Barony Beach Club Marriott’s Canyon Villas at Desert Ridge Marriott’s Club Son Antem Marriott’s Custom House Marriott’s Cypress Harbour Marriott’s Desert Springs Villas Marriott’s Desert Springs Villas II Marriott’s Fairway Villas Marriott’s Florida Club Marriott’s Frenchman’s Cove Marriott’s Grande Chateau Marriott’s Grande Ocean Resort Marriott’s Grande Vista Marriott’s Harbour Lake Marriott’s Harbour Point at Shelter Cove Marriott’s Kauai Beach Club Marriott’s Ko Olina Marriott’s Manor Club at Ford’s Colony Marriott’s Manor Club Sequel Marriott’s Marbella Beach Resort Marriott’s Maui Ocean Club Marriott’s Monarch at Sea Pines Marriott’s Mountain Valley Lodge at Breckenridge Marriott’s MountainSide at Park City Marriott’s Newport Coast Villas Marriott’s OceanWatch Villas @ Grand Dunes Marriott’s Phuket Beach Resort Marriott’s Playa Andaluza Marriott’s Royal Palms Resort Marriott’s Shadow Ridge Marriott’s Shadow Ridge Enclave Marriott’s Summit Watch Marriott’s SurfWatch Marriott’s Timber Lodge Marriott’s Village d’lle de France Marriott’s Waiohai Beach Club Marriott’s Willow Ridge Lodge Maui Beach Vacation Club Monarch Grand Vacation Club – Monarch Grand Vacations at Cabo Azul – Monarch Grand Vacations at Cancún Caribe – Monarch Grand Vacations at Cedar Breaks Lodge – Monarch Grand Vacations at Palm Canyon Resort – Monarch Grand Vacations at Riviera Beach and Spa Resort – Monarch Grand Vacations at Riviera Beach and Spa Resort Phase II – Monarch Grand Vacations at Riviera Oaks Resort – Monarch Grand Vacations at Riviera Shores Resort – Monarch Grand Vacations at Tahoe Seasons Mountain Laurel Resort and Spa MountainLoft Resort Mystic Dunes Resort and Golf Club Newport Miami Beach Oak N’ Spruce Resort Oak Plantation Ocean Beach Club Ocean Club at Atlantic Beach Ocean Landings Resort and Racquet Club Omni Cancún Hotel & Villas Onagrup Club – Alanda Club Marbella – Onagrup Club Aldea del Mar – Onagrup Club Campanariode Calahonda – Onagrup Club Gemelos XV – Onagrup Club La Dorada El Tarter – Onagrup Club Marina Arpón – Onagrup Club Riviera – Onagrup Club Salou Aquamarina Orange Tree Interval Ownership Resort, The Oyster Bay Beach Resort Palace View South Palm Canyon Resort Palm Oasis Paradise Village Beach Resort & Spa Parkway International Resort Peninsula Beach Resort Peppertree Vacation and Travel Club – Atlantic Beach Villas – Blue Ridge Village – Branson Thousand Hills – Equivest Sands – Laurel Point Condominiums – Mirror Lake/Tamarack – Ocean Club – Outer Banks Beach Club I – Outer Banks Beach Club II – Peppertree By the Sea – Sandpebble Beach Club – Sea Mystique – Wild Wing Golf Village Premiere Vacation Collection – Bell Rock, Sedona – Carriage House, The – Golden Eagle at Crags Lodge – Inn at Los Abrigados, The – Kohl’s Ranch Lodge – Roundhouse Resort – Sea of Cortez Beach Club – Sedona Vacation Club at Los Abrigados Resort and Spa – Scottsdale Camelback – Varsity Clubs of America – South Bend Chapter – Varsity Clubs of America – Tucson Chapter Quarter House, The Renaissance Aruba Beach Resort & Hotel Residence Narjess Ridge Tahoe, The Ridge Top Village at Shawnee Rincon de los Andes Riviera Oaks Resort Royal Cancún, The Royal Caribbean, The Royal Club at the Palm – Jumeira Royal Haciendas, The Royal Islander, The Royal Mayan, The Royal Sands, The Royal Savoy Resort Sands of Kahana Vacation Club Seasons – Alto Club – Brunston Castle – Burn Park Country Club – Clowance Estate and Country Club – Club Tahiti – Forest Hills – Knocktopher Abbey – Laugharne Park – Whitbarrow Village Shell Vacations Club – Cliff Club, The – Carriage Hills Resort – Carriage Ridge Resort – Crotched Mountain Resort – Desert Rose Resort – Donatello,The – Foxhunt at Sapphire Valley – Holua Resort at Mauna Loa Village – Inn at the Opera – Kauai Coast Resort at the Beachboy – Kona Coast Resort Interval Ownership – Kona Coast Resort Phase II – Legacy Golf Resort, The – Little Sweden – Mountainside Lodge – Orange Tree Interval Ownership – Paniolo Greens – Peacock Suites – Plaza Pelicanos Grand Beach Resort – Salado Creek Villas – Suites at Fisherman’s Wharf – Starr Pass Golf Suites – Sunset Plaza Beach Resort and Spa – Vino Bello Resort – Waikiki Marina Resort at the Ilikai – Whispering Woods Resort I and II Simpson Bay Resort and Marina Star Island Resort Star Island Resort and Club Starwood Vacation Network – Harborside Resort at Atlantis – Lakeside Terrace – Sheraton Broadway Plantation – Sheraton Desert Oasis – Sheraton Mountain Vista – Sheraton PGA Vacation Resort – Sheraton Steamboat Resort Villas – Sheraton Vistana Orlando – Sheraton Vistana Villages – Westin Desert Willow Villas – Westin Ka’anapali Ocean Resort – Westin Ka’anapali Ocean Resort North – Westin Kierland Villas – Westin Lagunamar Ocean Resort – Westin Los Cabos Ocean Villas – Westin Mission Hills Resort Villas – Westin Princeville Ocean Resort – Westin Riverfront Mountain Villas – Westin St. John Resort and Villas, The Stormy Point Village – Summerwinds Resort Suites at Polo Towers, The Sun Hills Suites Sunchaser Vacation Villas at Hillside Sunchaser Vacation Villas at Riverside Sunswop – Beacon Island – Cabana Beach – Drakensberg Sun Apartments – Drakensberg Sun Chalets – Pine Lake – Sabi River Sun – Umhlanga Sands – Whitbarrow Village Swiss-Garden International Vacation Club – Golf Resort and Spa Damai Laut – Hotel Kuala Lumpur

– Resort and Spa Kuatan – Swiss Garden Residences Surrey Grand Crowne Resort, The Tahiti Tahiti Village Townes at King’s Creek Plantation, The Trapp Family Guest Houses Turtle Cay Vacation Internationale – Blackbird Lodge Timeshare Program – Clock Tower at Whistler, The – Elkhorn Resort at Sun Valley – Embarcadero Resort – Fairway Villa – Hololani – Kapaa Shore – Kihei Kai Nani – Kingsbury of Tahoe – Kittyhawk Resort – Oasis Villa Resort – Oceanside Marina Inn – Papakea – Pines at Sunriver, The – Point Brown Resort – Pono Kai – Royal Kuhio – Sea Mountain – Sea Village – Tahoe Beach and Ski Club – Torres Mazatlán – Vallarta Torre – Valley Isle Resort – Village at Steamboat, The – Villas de Santa Fe Vacation Villas at FantasyWorld Vacation Villas at FantasyWorld Two Villa del Palmar Villa del Palmar – Cabo San Lucas Villa del Palmar – Cancún Beach Resort and Spa Villa Roma Resort Lodges Villas at Polo Towers, The Villas on the Green at The Welk Resort Waterside Welk Resort Villas Waterman Holiday Club Westgate Blue Tree Westgate Branson Woods Westgate Flamingo Bay Club Westgate Lakes Resort Westgate Miami Beach Westgate Myrtle Beach Westgate Palace Westgate Park City Resort and Spa Westgate Smoky Mountain Resort at Gatlinburg Westgate Towers Westgate Town Center Westgate Vacation Villas Westwood at Split Rock Williamsburg Plantation Willowbrook at Lake Harmony World International Vacation Club – Casa de la Playa – Conchas Chinas – Coral Mar – La Paloma – Mar Azul – Villacana WorldMark South Pacific Club – Ballerat – Cairns – Cape Schank – Coffs Harbour – Coolangatta – Denarau Island – Flynn Beach – Golden Beach – Kirra Beach – Pokolbin – Port Macquarie – Port Stephens WorldMark, the Club – Angels Camp – Arrow Point – Bass Lake – Bear Lake – Big Bear – Birch Bay – Bison Ranch – Branson – Cairns – Canadian, the – Cascade Lodge – Clear Lake – Coolangatta – Coffs Harbour – Coral Baja – Denarau Island – Depoe Bay – Discovery Bay – Dolphin Cove – Eagle Crest – Galena – Gleneden – Golden Beach – Grand Lake – Kapaa Shore – Kihei – Kirra Beach – Kona – La Paloma – Lake Chelan Shores – Lake of the Ozarks – Lake Tahoe – Las Vegas – Leavenworth – Marina Dunes – Mariner Village – McCall – Port MacQuarie – Oceanside Harbor – Orlando – Palm Springs – Pinetop – Pismo Beach – Port Stephens – Rancho Vistoso – Reno – Running Y – Schooner Landing – Seaside – South Shore – Spencer Street – St. George – Steamboat Springs – Sundance – Surfside Inn – Valley Isle – Victoria – Windsor – Wolf Creek Zuana Beach Resort 48 PROGRAMS WITH 500 – 999 MEMBERS Alanda Club Marbella Aldea Valle Encantado Aquarius Vacation Club at Dorado del Mar Atlantic View Avalon Reef Club Banff Rocky Mountain Resort Be Live Canoa Blue Seas Resort and Spa Bluebeard’s Beach Club Bluegreen Vacation Club – Beach Club I – Dolphin Beach Club – Estero Island Beach Club – Falls Village, The – Four Winds Beach Resort – Harbour Lights – Laurel Crest Resort – Lodge Alley Inn, The – Mariner’s Boathouse & Beach Resort – MountainLoft Resort – Sanibel Beach Club I – Sanibel Beach Club II – Shenandoah Crossing Resort – Shore Crest Vacation Villas – South Shore Club – Surfrider Beach Club – Windward Passage Resort Breakers Resort Cabins at Green Mountain Calabogie Peaks Resort Canadian Resorts – La Querencia Resort – Marparaiso Queen – Villas del Palmar Captain Morgan’s Vacation Beach Club Captain’s Quarters at Surfside Caribbean & Dream Buildings at Ocean Landing Carolina Club, The Casa Dorada San Lucas Bay Casa Dorada Spa & Golf Resort CasaBlanca Vacation Club Chalet High/Chalet High North Christie Lodge, The Cliffs Club, The Club Cala de Palmas Club Elite Vacation at La Fenice Resort Club In Club Real – Gran Caribe Real by Real Club – Real Club at Real Resorts Condohotel Villa del Mar Coral Costa Caribe Costa Sur Resort & Spa (North Tower) Creekside Village Crown Regency Vacation Crystal Beach Suites and Health Club Divi Village Edgewater Beach Resort Ellington at Wachesaw Plantation East Estates of King’s Creek, The Gardens at West Maui, The Fairmont Rancho Banderas Vacation Villas Fort Lauderdale Beach Resort Gardenia Resort Gatlinburg Town Square Gold Point Condominiums Golden Sands Island Residence Club Grand Crowne Club – Carriage Place at Surrey Vacation Resort – Crowne View Heights – Lodges at Crowne View – Ocean View Vacation Villas – Surrey Grand Crowne Resort, The – Surrey Vacation Resort, The Grand Regency Resort at Thousand Hills Hippocampus Beach International Resort Hippocampus Vina del Mar Resort & Club Holiday Park Resort Hotel Santa Clara Imperial Hawaii Resort Club Imperial Hawaii Resort Club II Kololi Beach Club Kona Coast Resort Interval Ownership, The Legacy Vacation Club Lake Buena Vista Legacy Vacation Club Orlando Legacy Vacation Club Orlando – Oaks Legend Worldwide Holidays – Legend Hotel and Apartment Kuala Lumpur – Legend Resort Cherating Los Cabos Golf Resort Magic Tree Resort Marriott’s Harbour Club at Harbour Town Marriott’s Imperial Palms Villas Marriott’s Lakeshore Reserve Marriott’s Maui Lhaina and Napili Villas Marriott’s Sabal Palms Resort Marriott’s Shadow Ridge Enclaves Marriott’s St. Kitt’s Beach Club Marriott’s Streamside at Vail – Evergreen Maui Banyan Vacation Club Maui Schooner Resort Mendihuaca Caribbean Resort Mountain Loft Resort Oasis Lanz Club Ocean Spa Hotel Oceanaire at Ocean Beach Club Palace View by Spinnaker Panareti’s Royal Coral Bay Resort Paradise Beach Villas Peninsula Bay Resort Perennial Vacation Club – Bandera – Daytona – Imperial Lakes – Tahoe Village/Eagles Nest Playa Linda Beach Resort Ponds at Foxhollow, The Pono Kai, The Ramada Grand Caymanian Resort Rangeley Lake Resort Reef Playacar Resort & Spa, The Reef Resort,The Resorts West Vacation Club – Ridge Crest, The – Ridge Pointe Resort, The – Ridge Tahoe, The – Ridge View, The Rincón del Este Riviera Beach and Spa Resort Riviera Beach and Spa Resort Phase II Royal Aloha Vacation Club – Butterfield Park Condominiums – Keauhou Kona Surf & Racquet Club – Lake Tahoe – Eagles Nest Resort at Indian Point . – Nueva Andalucia – Torre Blanca, The – Village By The Sea – Waikiki Sandpiper Beach Club Sauce Alto Resort and Country Club Sea Mist Resort Seasons 2 Shanghai SunIsland International Club Shawnee Ridge Top Summit Snowdance Vacation Club at Ascutney Mountain Resort St. Augustine Beach & Tennis Resort Steele Hill West Stormy Point Village Resort Summit Resort, The

Sunchaser Vacation Villas at Riverview Sundream Vacation Club at Island Village Surfside Resort Tahoe Seasons Resort at Heavenly Valley Tanglewood Vacation Villas Tau Resorts Nahui Thunderbird Resort Club Treetops Village at Four Seasons, U.S.A. Turangi Leisure Lodge Vacation Village at Bonaventure Vacation Village at Bonaventure Phase II Vacationland Estates Varsity Clubs of America – South Bend Chapter VIK Hotel Cayena Beach Villas at Regal Palms Villas Nacazcol Waterman Holiday Club Welk Resorts Desert Oasis Westgate Branson Lakes at Emerald Pointe Westgate Historic Williamsburg Woodbourne Estates Resort Lion’s Gate Pines Lodge Lloyd’s Club Marine Terrace Marriott’s Heritage Club Marriott’s Streamside at Vail – Douglas Marriott’s Sunset Pointe at Shelter Cove Masters Villas at Paradise Canyon, The Miraflores Vacation Club Misiones del Cabo Vacation Club Moosehead Cottage Resort Mountainside Lodge Mountainside Villas at Massanutten Nautical Mile Resort & Condominiums, The NorthBay at Lake Arrowhead Northeast Vacations at Minerals Resort Oceanique Resort Options by Macdonald – Dalfaber Resort – Dalfaber Resort Chalets – Doña Lola Resort – Elmers Court Country Club II – Elmers Court Country Club and Resort – Forest Hills Hotel and Resort – Forest Hills Hotel and Resort II – Loch Rannock Hotel and Resort – Lochanhully Resort – Leila Playa Resort – Plas Talgarth Resort – Villacanna Resort Palace View Heights Paradise Island Beach Club Park Regency, The Parque del Sol Peninsula Island Resort and Spa Plantation Village Beach Resort Point at Poipu,The Red Wolf at Squaw Valley Redington Ambassador Regency at Paradise Court Résidence Paris XV Resort Club at Minerals Resort & Spa, The Ridge Crest, The 49 All Seasons Vacation Resort Alpenresidenz Bad Gastein Apollo Park at Vail Aquarius Vacation Club at Boquerón Beach Atlantic Club Reserva de Marbella Atrium Resort Bay & Beach Club Banyan Resort, The Be Live Grand Marien Beach Palace Beachside Village Bighorn Meadows Resort Bluegreen’s Club La Pension Casa del Mar Beach Resort Casablanca Vacation Club Chateau Orleans Church Street Inn, The Club Asia International – Bukit Saban Resort – Damai Rainforest – Royal Mulu Resort Club Azúr Club Cascadas de Baja Club Chalet of Gatlinburg Club Dolmen by the Sea Club Hotel Tiberias Club Monte Anfi Club Orlando Club Premiere Four Seasons – Soleil Pacifico – Soleil La Antigua Clube Praia da Oura Coco Sunset Coconut Beach Resort Coconut Palms Beach Resort I Colonial Acres Resort Condominios Solamar Inn Corail Royal Marina Coral Hills Marsa Alam Costa Sal Daytona Beach Regency Daytona Resort and Club Delta Grand Okanagan Resort De Vere Resorts – Belton Woods De Vere Resorts – Slaley Hall Dive Blue Beach Resort Divi Dutch Village Resort Dreamsuites by Lifestyles at Be Live Punta Cana Dunes Hotel and Beach Resort Eilat Club Hotel Ellington II at Wachasaw Plantation East Es Pueto Escapes! To the Gulf at Orange Beach Esmeralda Beach Club Exclusive Club Fairmont Estates First Cabin Club Fisherman’s Village Resort Club Four Seasons Fairway Four Seasons Residence Club Scottsdale Foxrun French Lick Springs Villas Gala Fjellgrend GlobeQuest by Casa Dorada Grand Canadian Resort Vacation Club Grand Holidays Points Grand Sharm Resort Harbortown Point Marina Resort & Club Havasu Dunes Hawaiian Sun Holidays at Waikiki Banyan. High Point World Resort Holiday Club Fured Hono Koa Vacation Club Hotel de L’Eau Vive Hotel de la Monnaie Hotel El Castellano Hotel Puertodel Mar Iron Blosam Lodge Island Village Ka’anapali Beach Club La Quinta Beach Resort La Renaissance Lago Vista at Buenaventura Lakes Lagos de Fañabe Lakeland Village, The Lakeside Terrace in the Vail Valley Lakeview Resort Club Las Olas Resort Laurel Crest Resort Lifetime Vacation Club at Miraflores Ridge Point Resort, The Ridge Sierra, The Ridge View, The Riverside Suites Riviera Shores Resort Royal Club Hotel Royal Floridian Resort Royal Floridian South Royal Islander Club La Plage, The Royal Sea Aquarium Resort, The Royal Vacation Suites Royale Beach and Tennis Club Sand Dune Shores Resort Savoy Hotel Sedona Vacation Club at Los Abrigados Seven Mile Beach Resort Shawnee River Village One Shore Crest Vacation Villas Starr Pass Golf Suites Steele Hill East Stoneridge Condominiums Sun Hills Suites Sunset Resorts – Canmore Sunstream Vacation Club @ DiamondHead Surfsider Swallowtail at Sea Pines Swiss Mountain Village Topaz Beach Club Treetop Condominiums at Four Seasons USA Villa Sofia Resort and Spa Village Resort, The Villaggio Olimpico Villas at Fairway, The Villas at Flying L, The Villas of Cave Creek Villas of Gold Canyon Voyager Beach Club Water’s Edge Resort Westgate Painted Mountain Country Club Westgate RVS at Orlando Westgate RVA at Orlando II Windjammer Landing Villa Beach Resort and Spa Windsurf Resort I PROGRAMS WITH 250 – 499 MEMBERS PROGRAMS WITH 101 – 249 MEMBERS A Place at the Beach Acorn – Royal Holiday Club Akiris Alessidamo Club Alexandra Resort Amara Lifetime Resort Amatique Bay Resort & Marina Apart Holidays AG Apartur Buenos Aires Apartur Mountain Club Arco del Saracino Aruba Beach Club Aspens and Aspen Village, The Atlantic Beach Casino Resort Atlantic Club Hotel Tierra Mar Golf Atlantic Garden Avalon Excalibur Azul Fives Hotel and Private Residences Bagaglino Resort Group – Bagaglino – Catturani – Bagaglino – Des Alpes 2 – Bagaglino – Hotel La Posta – Bagaglino – I Giardini di Porto Cervo – Baggaglio – Le Ville del Lido – Bagaglino – Villa Laguna Bahia Manzano Barcelo Los Cabos Palace Deluxe Barcelo Punta Cana Bay Club of Sandestin Be Live Grand Punta Cana Beach Club at Montego Inn, The Beach House Golf & Racquet Club Beach House Seaside Resort Beachcomber Inn, The Beacons of Minoqua, The Bishop Selwyn, The Blue Water Acres Bosques de Monterreal Bovedas de Santa Clara Boyne Vacation Club – Alpenglow – Arthur Hills Townhouses – Big Horn – Big Sky Resort – Cottages at Crooked Tree – Deer Lake Villas – Disciples Ridge – Grand Summit – Highlands Resort – Hemlock – Inn on Bay Harbor – Jordan Grand – Lakeside Cottages – Log Cabins – Mountain Grand Lodge – Powder Ridge – Ross Cottages – Shoshone – Stillwater – Sugarloaf – Sunday River Resort – Village Center Brewster Green Briarwood Cala Corvino Club II Calampiso Calypso Plaza on Coolangatta Cape Winds Resort Capistrano Surfside Inn

Carriage House, The Casa del Lago Casa Metz Casablanca Casablanca Golf Beach Cathedral Ledge Condominium Resort Causeway on the Gull Cerritos Resort Chateau Dale Vacation Club Chayofa Country Club Cispata Marina Hotel Club Cordial – Cordial-Hotel Achenkirch – Cordial-Hotel Going – Cordial-Hotel Reith bei Kitzbühel – Cordial Residence “Il Pelagone’ Toscana – Cordial Sanotel Badgastein – Cordial Theaterhotel Wien Club del Carmen Club 52 Club La Paz Club MenDan Club Pacific Queenstown Club Sea Oats Club Sevilla Club Tesoro Club Tropicana Club Valle Termal Resort Cofresi Palm Beach and Spa Resort Cold Spring Resort Colibri Beach Club – Porlamar Colonial Village Coral Reef Resort Cottages at Port Stanton, The Costa Linda Costa Maya Reef Resort Costa Patagonia Costa Sur Resort & Spa Cottages at Cape Kiwanda Cottages at Port Stanton, The Cove on Ormond Beach, The Cypress Pointe Resort Dana Beach Desert Breezes Resort Timeshare Devere Resort Ownership – Cameron House on Loch Lomond Devere Resort Ownership – Carrick on Loch Lomond, The Discovery Beach Resort Divi Southwinds Beach Resort Doubletree by Hilton Puntarenas Dover Watch at Mount Snow Dreamsuites by Lifestyle @ BeLive Marien Dubai Lagoon Vacation Club Eagle Crest Eagles at Sugarbush Eagle’s Nest Eastwood at Provincetown Edificio Palm Beach Emerald Grande at Harborwalk Village Englewood Beach and Yacht Club Erie Islands Resort & Marina Es Pueto at Aldea Bonsai Fairway Forest Fairways and Bluewater Resort Golf and Country Club Falls Golf Village, The Falls Village Resort, The Farallón Ferienclub Privilège – Privilège Resort Hotel Sunstar Arosa – Privilège Resort Hotel Sunstar Davos – Privilège Resort Hotel Sunstar Grindlewald – Privilège Resort Hotel Sunstar Flims – Privilège Resort Hotel Sunstar Lenzerheide – Privilège Resort Hotel Sunstar Wengen 4 Seasons at Beech Mountain Four Seasons Country Club Foxhunt Town Villas Freeport Resort & Club Great Links Resort Hacienda El Eden Resort Hammocks, The Harbor Landing Condominiums Harborside Inn Harbour Lights Hawaiian Princess at Makaha Beach Herods Residence Club Highland Estates Resort Highlands at Sugar, The Hollywood Beach Tower Hostería del Cerro Hotel Aguamarina Hotel Cola de Caballo Hotel Mansion Tarahumara Indian Palms Interval Indian Peaks Inn at the Opera Inn at St. Ives, The Inns of Waterville Valley, The Island Park Village Resort Jolly Beach Vacations Jupiter Beach Resort Killarney Country Club Kingfisher Club Kingsbury Crossing Kona Islander Vacation Club La Cabana Beach and Racquet Club Lagonita Lodge Lagonita Lodge – Phase II Laguna Golf and Country Club Laguna Holiday Club at Angsana Resort & Spa Bintan Lake Forest Resort & Club Lake Tahoe Vacation Resort Las Residencias Golf & Beach Club Le Jardin Vacation Club Legends Resort and Country Club Limetree Beach Resort Links Golf and Racquet Club Lion Resorts – Club Alias Little Bay Beach & Racquet Club Little Bay Beach & Racquet Club – Phase 2 Loch Rannoch Highland Club Lodge at Lake Tahoe, The Logos Land Resort Longboat Bay Club Loreley Los Tinajeros Resort Macdonald Dalfaber Resort Macdonald Doña Lola Resort Macdonald Villacana Resort Manhattan Club Penthouse Suites, The Manteo Beach Club Marathon Key Beach Club Marinagolf Mariner’s Point Beach Club Marriott’s Crystal Shores on Marco Island Marriott’s Grand Residence, Tahoe Marriott’s Oceana Palms Marriott’s Streamside at Vail – Birch Meadow Ridge Mill Resort and Suites Vacation, The Mjejane Game Reserve Mountainview Resort Multi Resort Ownership Plan Neptune House Northstar Mountain Village Resort Oakmont Resort Limited Ocean High Ocean Reef Resort and Club Ocean Towers Beach Club Olympic Village Inn, The Palace Vacation Club Paradise Point Resort Park Plaza at Beaver Creek Peninsular Club at La Manga Club Peterson’s Waterfront Timeshare Condominium Pirayu Plantation Beach Club at South Seas Resort Plaza Resort and Spa, The Pointe on the Bay, The Polynesian Isles Resort Port Largo VIllas Poste Montane Lodge Pueblo Caribe International Beach Resort Puerto Encantado Quadna Mountain Resort Quijote Inn Red Carpet Hotel & Resort Reef Ocean Resort, The Reef Village Vacation Club Regency Palms Residence Berghof Residences at Park Hyatt Beaver Creek Résidences Pierre et Vacances – Avoriaz – Belle Plagne – Cannes Villafrancia – Cap d’Ail – Cap Esterel – Le Port du Bourgenay – Le Port du Crouesty – Les Coches – Les Parcs de Grimaud – Méribel – Moliets – Village Cap Coudalére Residenza Valle Fiorita Resort on Cocoa Beach, The Royal Club at Bonnington Tower Royal Palm Beach Club Royal Palm Club at the RIU Palace Aruba Saint Tropez Condominium San Clemente Cove Resort San Clemente Inn San Luis Bay Inn Sandstone Creek Club Seascape Beach and Golf Villas Seagull Beach Club Seasons Resort, The Shawnee Depuy Village Shawnee Depuy Village II Shawnee Fairway Sheraton Steamboat Resort Villas Snowater Southcape Resort and Club Spicebush Resort Spinnaker at Lake Dillon Spirit Ridge Vineyard Resort & Spa St. James’s Place St. Maarten Sea Palace Steele Hill Resort Streamside at Vail – Aspen Streamside at Vail – Cedar Suites at Fisherman’s Wharf, The Sun Pond Holiday Club Sunningdale Village Sunset Boutique Club – Laguna Suites Golf and Spa – Ocean Spa Hotel Sunset Point at StillWaters Resort Tahoe Sands Resort Tamarack Beach Resort Tangalooma Island Resort Tanglewood Resort Terrazas al Mar Thurnham Vacation Club – Club Brittania – Cromer Country Club – Thurnam Hall Topsider I Resort Tortuga Beach Club Tranquility Bay Antigua Tropical Breeze Resort Twin Rivers Condominiums Variety Cruisers Velence Resort Veranda Beach Club View Talay Villas Holiday Resort Villa del Palmar Flamingos Villa del Palmar Loreto Village at Palmetto Dunes, The Village at St. James Club, The Villas at Simpson Bay Resort and Marina, The Villas El Rancho Exclusive Vacation Club Villas Loma Linda Viva Wyndham Playa Dorada Wapato Point Westgate River Ranch Westgate South Beach Westin Mission Hills Resort Villas Whaler Inn Beach Club Wharf, The White Sands Beach Club White Sands of Longboat Windward Passage Resort Wintergreen at Midway 50 PROGRAMS WITH 1 – 100 MEMBERS A Place at the Beach Ähtãri Loma-Club Alanda Points Club Alf Leila Wa Leila Alia Club Alii Kai II Aloha Gardens Marbella Aloha Villas Owners Club, Marbella AlpeAdria Club Amapolla Vacation Club Amarras Amarras Sea Village Amathus Vacation Club at Aphrodite Hills Apartementos Amarillis Apartur Bariloche Apartur en el Valle de las Leñas Apartur Mountain Club Apple Valley Resort Arcobaleno Aspen Ridge Atalaya Towers Atlantica Princess Auramar Beach Club Avalon Grand Panama Azul Fives Hotel and Private Residences Azure Sky Resort Baia da Luz Balboa Club Bali Grand Sunsets Resort & Spa Bali Palms Resort Banana Palms Marina and Resort Bantry Bay International Vacation Resort Barcelo Club Puerto Castillo Barnsdale Country Club Barra Palace Barrancas del Este – Estacion Bosque

Barrancas del Este – Estacion Mar Barringtons Hotel Golf & Spa Batam View Beach Resort Bay Gardens Beach Resort Beach Club at St. Augustine Beach Club I Beach Republic Beaches Sandy Bay Beach Condominiums, The Bear Lake Timeshare Beaver Village Condominiums Bel Air Collection Resort & Spa Los Cabos Belize Yacht Club Resort Bellasera Tuscan Villas and Piazza Berkshire on the Ocean, The Berkshire by the Sea Bilmar Beach Resort Condominium Bintan Lagoon Resort Birdland Home and Holidays Blackstone Mountain Lodge Blue Bay Village Blue Ridge Village Blue Waters Resorts at Guanahani Village Boambee Bay Resort Boardwalk One Bogmallo Beach Resort Bonita Resort and Club Borgata Lodge at Quail Ridge Resort, The Brandermill Resort & Marina Timeshare Brant Point Courtyard Briarwood Briggs Ranch Grand Vacation Club Brockway Springs Lakefront Condominiums Bungalows Los Robles Burn Park Cabana Club Condominium Cabo Villas Beach Resort & Spa I Calla Rossa Calabogie Highlands Vacation Villas Calini Beach Club Camelot by the Sea Canada House Beach Club Cancún Clipper Club Canyon River Ranch Cap Maison Resort and Spa Cape Cod Holiday Estates Capri by the Sea Caribbean Beach Club Caribe Beach Resort Carriage Place at Surrey Vacation Resort Casa Velas Hotel Boutique Casa Ybel Beach and Racquet Club Casitas @ Rancho Manana Condominiums Casitas del Monte Castaways Cove Castle View Castles and Condos Cedar Lake Country Club Cedar Village Chalet High South Channel Island Shores Chanteneige – Les Menuires Chapare Tropical Resort Chapel Stile at Langdale Estate Charleston Cruise Club Charm and More Club Charter Club Resort on Naples Bay Chateau Le Grand Chetola Resort Christie Village Christmas Mountain Village Chula Vista Resort Ciel et Logis Invest I Clermont Clermont Pinamar Cliffs Resort, The Clover Ridge Clowance, Clowance House Club Akamas Club Ambassador Club Armonia Club at Cape Cod Club Baccara Club Biodorf Bad Waltersdorf Club Buena Vista Club Cala Vadella Club Calypso Club De Mar Club del Bosque Club Delta Club Donatello Club El Moro Club El Velero Club Flamingo Club Flipper Club Greece at Villea Village Club Internacional de Cancún Club Imperial Park Club Karos Spa Club La Costa Alpine Centre Club Mangosteen Club Marina Tenerife Sur Club Mykonos II Club No. 1 Nice Cote d’Azur Club Noosa Timeshare Resort Club Ocean Villas II Club Pacific Westharbour Club Pahia Club Patara Club Playa Blanca Club Prestige Club Puerto Atlantico Club Quinta Del Mar Club Regency at Regency Towers Club Residence Capopiccolo Club Residencial Avandaro Club Resort La Boheme Club Royal Regency Club Ruyakent Club Sol del Este Club Sol Mar Del Plata Club Sol y Vista Club Sultán de Marbella Club Systéme Vacances – Club Calypso – Club La Mar – Club Marítimo at La Ronda III – Oasis Club – Parque Albatros – Pueblo Canario – Quality Suites Airport Bangkok – Vera Beach Club Club Tahiti II Club Tahoe Resort Club Unicum Club Vacacional en la Torre Azúl Fontan Clube Cabo Verde Clube do Mónaco Coconut Bay Resort Condominium Colibri Beach Club – Porlamar Colinas del Faro Commodore Beach Club Compart VIP Gesell Condominio Gran Hotel Pucon Condominio Porto Bello Marina & Villas Condominio Week Inn Condorama International at Monte Ste. Anne Corfu Resort Costa del Sol Resort Costa Sul Beach Resort Costamar Cottages II at Port Stanton, The Cottages at South Seas Country Vacation Villas (Amador) Cranberry Private Residence Club Crescent Shores, The Crestwood Resort Cristalmar Resort and Beach Club Croyde Bay Holiday Club Cypress Pointe Resort II Dana Inn Resort Pousada Tabatinga Days Suite Jumbo Deerhurst Residences Deerhurst Resort Desert Vacation Villas Destinations Asia Pacific Devoncourt Diar Lemdina Divi Heritage Beach Resort Divi St. Croix Beach & Racquet Club Doha Hills Dolphin Beach Club Domaine Mont Sainte-Anne Domina Ca’Zusto Domina Golf & Ski Travisio Donato House Hotel, The Don Pancho Beach Resort Dorisol Vacation Club International Double JJ Resort Dover Watch at Mt. Snow Dream Plaza Vacation Club Dumez Group Dunes Village Resort Durango Riverside Resort Eaglewood at Ruttger’s Sugar Lake Lodge Eden Bay Resort Edgewater Resort Edificio Rambla Edinburgh Residence Eduard’s Hotel Suites & Resort Egret Point vacationClub El Bergantín Menorca Club El Pueblito Beach Resort Elani Bay Elterwater Hall at Langdale Estate Embarcadero Pacifico Enchantment, The Enotel Lido Madeira Equinox Escapes$ to Greens at Bella Vista Escapes$ to the Shores Estancia Apartur Mar del Plata Esterp Island Beach Club Exclusive Resorts International ExclusiVacations at Miami Beach Executive Timbers Resort and Golf Club Fairfield Pagosa Resort Fairmont Heritage Franz Klammer Lodge Fairmont Hot Springs Resorts Fairway Lodge Fairway Villas Fairways of the Mountain Family Clubhotel & Apartments Fantasy Island Resort II FantasyWorld Club Villas Farallon Fern Hill Club Fishermen’s Village at Jot’s Resort Flamingo Marina Resort Floreal del sol Manra Hotel & Spa Floriday’s Orlando Resort 4 Seasons at Desert Breezes Resort 47 Park Street Four Seasons Pacifica Four Seasons Racquet and Country Club Four Views Oasis Four Winds Beach Resort Fox Run Resort Foxfire Resort and Golf Foxhills Resort Foxhunt Town Villas Franklyn D. Resort and Spa Frontenac Shores Fuente Real Resort Fun & Adventure Club Galleon Resort, The Galveston on the Gulf Resort Garland Resort Gaslamp Plaza Suites Georgian Inn Beach Club Glacier Ridge Condos at Devil’s Head Gokarna Forest Resort Gold Coast Aruba Golden Palms Hotel & Spa Golden Shores Holiday Club Golden Strand Ocean Villa Resort Goldstar Resort Golf Hotel Punta Ala Gold Porto Marina Vacation Club Gomera Palms Beach Club Gran Hotel Huatulco Grand Azur Horizon Grand Hotel Misurina Grand Lodges Grand Miramar Resort and Spa Grand Summit Hotel at Mt Snow Grande Bay Resort & Residence Club Grande Rockies Resort Great Bay Beach Hotel & Casino Greens at Copper Creek, The Greenhills Skiing & Wellness Club Gulf Pointe Intervals, Inc. Gulf Stream Beach Resort Gulf Tides of Longboat Key HHoliday Vacation Club Habitat 2000 Hainan Resort Halland International Resort Club Hamilton Harbor Resort Harbor at Depoe Bay, The Harbor Vacations Club Harbour Town Yacht Club Harbourside II Harbourview Villas at South Seas Resort Heffley Boutique Inn Heidleberg Inn Heraclea Hotel Residence Hideaway Sands Resort Hilton Craigendarroch Resort Hipocampus Resort Hokkaido Tracks Vacation Club Holiday Beach Resort Holiday Club Airisto Holiday Club Calahonda Holiday Club Pyhä Holiday Club Ruka Holiday Club Tegefjäll Holiday Owners Club – Devoncourt – Hever Golf and Country Club Hotel – Long Beach Club Hollywood Beach Resort – Wyndham Worldwide Horse Country Resort Congress & Spa Hostería Bellavista Vacation Club Hostería del Lago Hosteria San Jose Hotel & Club Aladinos Hotel Acapulco Malibu Hotel Ahlen Moghane Hotel Apartemento Clube Ocean Hotel Belensate Hotel bh Parque 93 Hotel Breckenridge Hotel Bristol Hotel Cristal Palace Hotel Eigerblick Hotel Galileo Compass Club Hotel La Pedregosa Hotel Las Naciones Suites & Tower Hotel Punta Centinela Inn Hotel Residence Fontanelle Hotel Residencia Atenea Suites Hotel Serena Beach Club Hotel Spanberger 51

52 Hotel Terraza del Pacífico Hôtel Vacances Tremblant Hotel Villas la Audiencia Hotel Viva Clarion Suites Hotelcal-Hotel Apartamentos Calypsso I Huka Village Estate Hurricane House Hyatt Miami at the Blue Hyatt Siesta Key Beach I Giardini di Porto Cervo I Lodge de la Maree Iguassu Resort Ikaalinen Spa Holiday Village Ile des Pêcheurs Illetas Club Playa Illetas Club Playa – Bougainvilla Indian Peaks Ingonish By the Sea Inlet Sports Lodge Inn at Los Abrigados, The Inn at Pelican Bay Inn at Silver Lakes, The Inn at SilverCreek, The Inlet Sports Lodge InnSeason Resons Resorts – South Mountain Inverness at Walden – Phase II IRC – Heavenly Collection Irotama XXI Isla Dorado Island Gulf Resort Island Links Resort Island Towers Condo Island Village Villas Isle of Palms Resort and Beach Club Itacare Village Jackson Hole Racquet Club Resort Jackson Hole Towncenter Jambo Vacation Club Jan Theil Resort Jardim Atlantico Beach Resort Jean Lafitte House Jerusalem Gold Hotel Kaanapali Keys at Papakea Beach Kahlua Beach Club Kala Point Village Kamaole Beach Club KD West Resorts at the Dawn Ke Nani Kai Kermikkä Keswick Bridge Ketch Court Resort Kimball, The Kilconquhar Castle Estate and Country Club Kildare Landing at Bell Bay Golf Club Killington Grand Hotel Kingfisher Inn Kingswear Park Kona Reef Korora Bay Village Resort Kulta-Katti Kuleana Club, The Kultakivi Kyriad Torcy L’Eyssina La Boca Casa La Casa Cottage Resort La Costa Beach Club La Mision Loreto La Orquidea La Piana La Quinta at La Manga Club La Reserva Vacation Club La Rosa dei Venti La Sammana La Victoria Casa de Campo La Vista Resort Laguna Holiday Villas Laguna Shores Laguna Suites Golf and Spa Laguna Surf Lahaina Inn Resort Lake Arrowhead Chalets Lake Marion Resort Community Lake Marion Resort and Marina Lake Placid Club Lodges Lake Towers Condo Hotel Sustentable Lakelands, The Lakeside Villas, The Lakes of the North Lakeside Villas Lakewood Resort Landing at Seven Coves, The Landmark Holiday Beach Resort Landmark Resort Langdale Lodges Lanzarote Beach Club Lapinniemi Larsmont Cottages on Lake Superior Las Hojas Resort & Beach Club Las Lomas Resort Las Olas Resort & Spa Las Torres Gemelas Laugharne Park Laurel Point Condominiums Lawai Beach Resort – Alii Building Lawai Beach Resort – Banyan Building Lawai Beach Resort – Coral Building Lawai Beach Resort – Lika Lani Building Le Mirage Le Relais de Noisy Le Soleil Vacation Ownership Club Le Ville del Lido Le Ville del Magara Leader Club San Cipriano Legacy Vacation Club Brigantine Beach Legacy Vacation Club Indian Shores Legacy Vacation Club Palm Coast Legacy Vacation Club Steamboat Springs Lehigh Resort Club Lepokatti Les Chalets Le Jardines de Zyriab LHC @ Angsana Laguna Phuket LHC Private Pool Villas Lifetime in Hawaii Lifetime Vacation Club at Miraflores II Lighthouse Cove Lighthouse Key Resort and Spa Lighthouse Resort and Club Lindo Mar Adventure Club Liscia di Vaca, Residence Little Gull Cottages Little Sweden Lodge Alley Inn, The Lodge Kura Hurlanda and Beach Club Lodge Alley Inn, The Lodge at Lake Tahoe, The Lodges at Cresthaven Lodges at Fox Hollow Lake, The Loma Bonita LomaSirmakka Long Bay Beach Resort and Villas Los Indios Los Pájaros Los Tajibos Vacation Club Macdonald Elmers Court Country Club & Resort Macdonald Elmers Court Country Club II Macdonald Forest Hills Hotel and Spa Macdonald La Ermita Macdonald Leila Playa Resort Macdonald Plas Talgarth resort Lawai Beach Resort – Alii Building Lawai Beach Resort – Lika Lani Building Macdonald Spey Valley Golf and Country Club Macdonald Spey Valley Golf and Country Club Chalets Maison Pierre Lafitte Malolo Lai Lai Lagoon Resort Club Mandalay Shores Resort Mansión del Río Marbella Suites Marbella Suites en la Playa Marblewood Village Mares Marmaris Marina Club Marina Palace Marina Village at Snug Harbor Mariner Shores Resort & Beach Club Marlin Quay Marriott Residence Inn at Muskoka Wharf Marriott’s Grand Residence Club Lake Tahoe Marriott’s Kauai Lagoons Marti Vacation Club at Marmaris Mary’s Boon Beach Plantation Matecumbe Resort Maui Sunset Timeshare Association Mayhills Resort Mecure Grand Hotel Internacional Foz MIA at Riviera Maya Minerals Resort and Spa Miraflores Beach & Country Club Mirror Lake/Tammarack Mission Bay Resort Mittersill Resort Montana Vista Monte Cairo Morro Mar Vacation Club Mount Malarayat Golf & Country Club Mountain Club at Kirkwood, The Mountain Club on Loon, The Mountain Meadows Resort Mountainside Resort at Stowe. Multigestion – Domaine de Garlande – Les Coteaux de la Nartelle – Les Marines de Grimaud – Les Terrasses de Théoule – Multivacances Avoriaz – Reberty Les Menuires – Résidence de Rochebrune – Résidence Emeraude Multi-Residence de L’Elysee Na Pali Kauai Club Alii Kai II Naema Heights Native Sun, The Nautical Watch Beach Resort Navigator Beach Club Nepean Country Club Neptune, The Newport Bay Club & Hotel Night Heron Loft Nihi Kai Villas Nirvana Nob Hill Inn Nordvind Resort Northlake Lodges and Villas Northslope at Shawnee Mountain Northstar Lodge, Hyatt Residence Club Northwoods Club of Lake Placid Norwood Resorts Fractional Ownership Nostos Village Oasis Club Ocean Beach Club Ocean Club Ocean Club, The Ocean Club at Jamaica Inn, The Ocean Club at Ramla Bay Ocean Club on Smuggler’s Beach, The Ocean Gate Resort Ocean Isle Beach Club Ocean Two Resort & Residences Ocean View at Island Club Ocean Villas Ocean Watch Beach Club Oceancliff I & II Ocho Cascadas Old Bahama Bay Resort and Yacht Harbour Old Killarney Village Onagrup Club Campanario de Calahonda Onagrup Club Gemelos XV Onagrup Club La Dorada El Tarter Onagrup Salou Aquamarina One Napili Way Orient Touristic Development Orlando Breeze Resort Club Orofino by Straight Creek Orsa Maggiore Outer Banks Beach Club I Outer Banks Beach Club II Outrigger Beach Club Owners Club at Hilton Head, The Owners Resorts & Exchange at St. George – Villas at Southgate Pacific Grove Plaza Pacific Palms Pacifico Diamante Club Pafiana Heights Pahio at Ka Eo Kai Pailahue Paki Maui Beach Villas Palace Ponte Di Legno Palace View Resort Palm Bay Resort Palm Beach Holiday Club Palm Beach Resort & Beach Club Palm Springs Villas Palma Real Hotel and Villas Pan Holiday Village Panama City Resort and Club Paniolo Greens Papakea Beach Resort-Hawaii Properties Paradise Holiday Resort Paraiso del Sol Park Plaza at Beaver Creek Park Station II Parque da Floresta Golf & Leisure Resort Paseo del Sol Pearl of the Dead Sea, The Passporto at Porto Golf Passporto at Porto Sokhna Peaceful Bay Resort and Club Peacock Suites Pebble Beach Village Pebbles Vacation Club Penhaven Cottages Penina Golf Apartments Peppertree Atlantic Beach Villas Peppertree By the Sea Peppertree Maggie Valley Peregrine Townhomes at San Luis Pass Petit Crest Villas Phoenix, The Phoenix Timeshare Resort PierGiorgio VIP Vacation Club Pinamar Family Resort Pinares de Punta del Este Vacation Club Pinares del Cerro Club Vacacional Pinares del Mar Pine Acres Lodge Pine Ridge Inn Vacation Club Pines at Island Park, The Pinnacle, The Pire Hue Plantation Bay Villas Plantation Beach Club at South Seas Resort Plantation Club Villas Plantation House Players Club of Hilton Head Island Plaza Resort at Palmas del Mar

Point to Point Destinations Points North Inn Pono Kai – Pacific Fantasy Timeshare Ponta Grande Carvoeiro Port Pacific Port Trinitie Port Villas Porto Bello Gran Marina Porto Vacation Club Potrero de los Funes Posada do Portal de Paraty Powder Ridge Village Resort Powell Place Praia das Caravelas Predator Ridge – Falcon Point Cottages Puerto Bunge Apart Hotel Puerto Horizonte Apart Hotel Puerto Mogan La venezia de Canarias Pyhaniemi Pyramid Resort Vacation Club Quality Hill Resort Villas Quarters at Lake George, The Rachaburi Country Club Racquet Club Villas Ramada Plaza Menam Revierside Hotel Ramada Resort Mazatlán Red Wolf Lakeside Lodge, The Reef at Marathon, The Reemyvera Resort & Marina Regency Villas at Broome Park Renvyle Strand Résidence Acropolis Résidence Antigone Montpellier Residence Baiazzurra Residence Club at Hotel McCall Résidence de la Tour Résidence des Pins Bleus Résidence le Christiania Résidence le Diamant Résidence le Silveralp Résidence le Trianon Résidence les Cottages Du Golf Résidence Maeva le Ruitor Résidence Maeva les Marines de Gassin Résidence Maeva les Félibriges Résidence Marsa Sicla Résidence Mer et Golf Résidence Mer et Golf Le Boucanier Residence Multivacances Avoriaz 2 Résidence Pamplemousse- Chatelaillon Résidence Sokoburu Résidence Van Gogh Résidences El Faro Residencial Diana Residencial Itapema Vacation Club Residencial Pousada do Serrano Residencial Sajo Residencial Vale Dourado Residenza Castelcervo Residenza Nevesole Folgarida Residenza Torre Rinalda Resort at Seaside, The Resort at South Shore, The Resort Group Vacation Club, The Resort Sixty-Six Resorts West Vacation Club Rhinefield House Ridge on Sedona Golf, The Ridge Resort, The Rimondi Grand Hotel and Spa Resort River Club, The Riverview Resort Rockaway Beach Resort Rockridge Townhomes Roundhouse Resort Royal Beach Club Royal Club at Downtown Dubai Royal Dunes Resort at Port Royal Royal Golf Park Royal Oasis Club at Benal Beach Royal Savoy Resort II Royal Sunset Heights Royal Vacation Suites Rukan Lomakylä 1 Saariselkä Samoset Resort San Diego Country Estates San Francisco Suites San Juan Mountain & Golf Resort – Links San Marcos Apartamentos Sanctuary Resort & Spa, The Sand Pebble Resort Sandcastle Cove Sandcastle South Resort Sandcastle Village II Sandpebble Beach Club Sands Vacation Resort Sandy Point Beach Resort Sandy Shores III Sandy Square Sanibel Beach Club I Sanibel Beach Club II Sanibel Cottages Sapphire Beach Club Sapphire Beach Resort and Marina Schooner Beach and Racquet Club Schooner II Beach and Racquet Club Scottsdale Camelback Resort Scottsdale Resort Club Scottsdale Villa Mirage Sea Club V of Marco Island Sea Gardens Beach & Tennis Resort Sea Horse Inn Sea Mystique Sea Oats Beach Club Sea Pearl Beach Resort and Spa Seashells Beachfront Resort Seaside Beach Club Seaside Resort Seasons – Green for Go Seasons at Whistler, The Seaview Condominiums Seawatch Seawatch Inn at the Landing Seawinds II Condominium Sedes Vacation Club Sedona Springs Resort Sedona Summit Resort Sentinels at Kirkwood Private, The See the Sea Shawnee Inn and Golf Resort, The Shearwater Resort Shell Island Beach Club Shenandoah Crossing Resort Sheraton Broadway Plantation Sheraton Desert Oasis Sheraton Mountain Vista Sheraton PGA Vacation Resort Sheraton Vistana Resort Sheraton Vistana Villages Shore Crest Vacation Villas Shores at Lake Travis, The Sinai Stars Resort Skier’s Edge Lodge Smoketree Lodge Snow Lake Lodge Snowater Association Solara Resort & Spa Somni Aragones Somni Aranes Sorrento Hotel & Suites Sosua By the Sea Boutique Beach Resort South Shore Club South Shore Lake Resort Southern California Beach Club Southwind Villas Vacation Resort St. Christopher Club Stonebridge Village Strand Lakeside Resort Sugarwood at Ruttger’s Sugar Lake Lodge Summerfield Condo Resort Sun Bay Beach Club SunBay Lodge Sunborn Vacation Club Sunbreeze Suites Sunburst Condominiums Sunchase Beachfront Condominiums Sunquest Gardens Sunrise Bay Resort and Club Sunrise Beach Club Sunrise Ridge Resort Sunset Resorts – Canmore Sunset Shores Resort Suntide Island Beach Club Sunwat International Vacation Club Surf Club of Marco Island, The Surfers Royale Sutherland Crossing Resort Surrey Vacation Resort, The Swan Mountain Resort Sweetwater at Lake Conroe Sweetwater at The Waikiki Banyan Sweetwater at Park City Lift Lodge Szalajka Liget Hotel & Apartment Houses Taba Paradise Tahoe Beach & Ski Club Tahoe Chaparral Thunder Mountain Condominium Tierra Verde Island Resort Tiki Village International Resort Tilcara Sierras Timber Ridge Timberline Lodges (Juniper) Toccacielo Resort Torch, The Torre-Verde – Tres Castelos Torrenza Boutique Resorts Torrenza Private Residence Club Resorts Traders Inn Beach Club Tranquility Bay Treasure Shores Beach Club Tree Tops Resort of Gatlinburg Treehouse Villlage at Lake Forest Triton Suites and Beach Trophy Run Resort Tropical Sands Resort Tropical Trades at Paki Maui Twin Oaks Villas Ute Hotel Vail Run Vale d’Oliveiras Quinta Resort & Spa Valley Inn, The Vanderbilt Beach & Harbour Club Varsity Clubs of America – Tucson Chapter Ventura Veranda Vacation Club, The Via Roma Beach Resort Victoria Court I & II Victorian Villas, The VIK Hotel Cayena Beach Villa del Arco Villa del Sol Villa La Paloma Villa Laguna Villa L’Auberge Villa Pacífico Village at Carefree Conference Resort, The Village at Palmetto Dunes, The Village Coconut Island, the Village by the Gulf Village La Corte Village of Loon Mountain Lodges Villaggio Aurora Villaggio Cala La Luna Villaggio Cala Mancina Villaggio Piccolo Mondo Villaggio Torre Macauda Villas at Lantern Bay Villas at Poco Diablo Villas at Trapp Family Lodge, The Villas Bavaro Club Villas D’Agua Villas de Menorca Villas Mar-Bel Villas Mediterraneas Villas of Cave Creek Villas of Sedona Villas Playa Samara Vista Mirage Vistana’s Beach Club Voyager Resort Watermark Waterwood Townhouses Wave Crest Wellington, The West Sands Phuket Beach Club Westerwalder Hof – CSC Ferienclub Westgate Maingate Westgate Park City Resort and Spa Westgate Tunica Resort Mississippi Westin Ka’anapali Ocean Resort Villas Westin Lagunamar Ocean Resort Westin Princeville Ocean Resort Westin St. John Resort and Villas Westwind II Club Whaler, The Whispering Pines Villas Whitbarrow Owners Club White Cliffs Beach Resort White Sands Country Club Wildwood Shores Willow Valley Resort Windemere, The Windjammer at Nags Head, The Windjammer Landing Villa Beach Resort Windjammer Resort and Beach Club Windsurf II Windy Shores II Winners Circle Resort Wolf Creek Village II Woods and Legends at Copper Creek, The Wyndham Bay Voyage Inn Wyndham Inn on the Harbor Xurupita Holiday Resort Ylläs 1 Ylläs 2 Zorgvliet Private Residence Club 53

54

TELEPHONE AND MAIL DIRECTORY

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The following are exceptions: Telecommunications Device for the Deaf: Monday through Friday: 9:00 a.m. to 5:00 p.m.
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U.K.

INTERVAL INTERNATIONAL LIMITED
Coombe Hill House
Beverley Way
London SW20 0AR
IntervalWorld.com

MEMBER SERVICES
44 844 701 4444 • Fax: 44 844 701 7023
(Hours are indicated in local time.)
Monday through Friday 9:00 a.m. to 8:00 p.m.
Saturday 9:00 a.m. to 5:00 p.m.

CUSTOMER RELATIONS DEPARTMENT
44 844 701 7123
Monday through Friday 9:00 a.m. to 5:30 p.m.

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SINGAPORE

INTERVAL INTERNATIONAL SINGAPORE (PTE) LTD.
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#19-00
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IntervalWorld.com

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MEXICO

INTERCAMBIOS INTERNACIONALES DE VACACIONES, S.A. DE C.V.
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Hamburgo N° 213, Piso 12
Colonia Juárez, Delegación Cuauhtémoc
México, D.F. 06600, México

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Ernst & young LLP Suite 3000 201 south bisayne boulevard miaml fl tel: +1 305 358 4111 fax: +1 305 415 1411 www.ey.comA member firm of Ernst & Young Global Limited E M 33131-5313 The Board of Directors Interval International, Inc. We have examined the accompanying Report of Key Operating Exchange Statistics (the Report) of Interval International, Inc., and its subsidiary companies (the Company), as of and for the year ended December 31, 2012. The Company’s management is responsible for the Report. Our responsibility is to express an opinion based on our examination. Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining on a test basis, evidence supporting the Report and performing such other procedures as we considered necessary under the circumstances. We believe that our examination provides a reasonable basis for our opinion. In our opinion, the Report referred to above presents, in all material respects, the information set forth therein as of and for the year ended December 31, 2012, in accordance with Sections 721.18(1)(q) and (r) of the Florida Vacation Plan and Timesharing Act. April 18, 2013 Report of Independent Certified Public Accountants

Number of accommodations and facilities or properties that have current affiliation agreements and are eligible to participate with Interval International as of December 31, 2012 2,031 Number of accommodations and facilities or properties which are no longer under a formal affiliation agreement with Interval International, but Interval International is currently providing exchange services directly to active individual purchasers or owners as of December 31, 2012 379 Number of accommodations and facilities or properties which are available, pursuant to a written contract, to Interval International members for exchanges as of December 31, 2012 135 Number of accommodations and facilities or properties that have current affiliation agreements but are not eligible to participate with Interval International as of December 31, 2012 235 2,780 Number of purchasers or owners, for which a fee has been paid, currently enrolled and eligible to participate as members in the Interval International exchange system as of December 31, 2012 1,821,615 Number of weeks for which Interval International has an obligation to provide an exchange opportunity in subsequent years to an owner who relinquished a week during the current year 549,892 Exchanges Number Percent Regular exchanges properly applied for and subsequently confirmed in 2012 by Interval International 812,011 Special exchanges properly applied for and subsequently confirmed in 2012 by Interval International 140,823 Total exchanges properly applied for and subsequently confirmed in 2012 by Interval International 952,834 97.1% INTERVAL INTERNATIONAL, INC. REPORT OF KEY OPERATING EXCHANGE STATISTICS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2012 56 THE ABOVE LISTED PERCENTAGE OF CONFIRMED EXCHANGES IN 2012 IS A SUMMARY OF THE EXCHANGE REQUESTS ENTERED WITH THE EXCHANGE PROGRAM AND DOES NOT INDICATE A PURCHASER’S PROBABILITY OF BEING CONFIRMED TO ANY SPECIFIC CHOICE OR RANGE OF CHOICES, SINCE AVAILABILITY AT INDIVIDUAL LOCATIONS MAY VARY. See notes to Report of Key Operating Exchange Statistics.

1. Basis of Presentation The accompanying Report of Key Operating Exchange Statistics includes the combined exchange statistics of Interval International, Inc. including, operations performed by subsidiary companies (collectively, Interval International or II) after eliminating intercompany activities for the year ended December 31, 2012. The statistics reflected in the Report of Key Operating Exchange Statistics have been computed and are being disclosed in accordance with Sections 721.18(1)(q) and (r) of the Florida Vacation Plan and Timesharing Act. 2. Description of Company Interval International is a service company offering an exchange service for owners of resort timeshare or other vacation ownership interests. Resorts affiliated with II are located throughout the world. II’s world headquarters are located in South Miami, Florida. 3. Resort Affiliations Resorts have contracted with II to provide exchange services for purchasers of their timeshare or other vacation ownership interests. Included in the current number of resorts in the category of “accommodations and facilities or properties that have current affiliation agreements but are not eligible to participate with Interval International as of December 31, 2012,” are those resorts which were conditionally accepted as member resorts of the Interval International exchange program or were in a suspended status as of December 31, 2012. 4. Individual Memberships An owner’s individual membership and participation in II’s exchange program are dependent upon his or her resort’s remaining in good standing with II. An individual’s exchange privileges may be suspended during periods when the resort is not in good standing with II. Upon the payment of an annual membership fee, individual members generally receive various publications and the opportunity to exchange the use and occupancy of their vacation interest for another, as well as other benefits offered by II. Individual members are considered as members for 120 days after their scheduled expiration date, although II may discontinue providing services to individuals who own vacation interests at resorts participating in a corporate membership program where the resort’s developer fails to timely remit the applicable corporate membership fee. Also, where an individual owns a vacation interest, both at a resort participating in a corporate membership program, and a resort at which owners participate as individual members, generally, such individual must maintain separate and distinct memberships and, for the purpose of determining the number of owners participating as members, will be counted as two members. 5. Deposits Generally, members may choose to deposit weeks available for occupancy into the II exchange program up to one year in advance of the occupancy date, unless the resort at which they own has elected to participate in the Early Deposit/Request Program. When a week is deposited into the II exchange program, the right to use said week is immediately relinquished by the member. Members depositing a vacation week may submit an exchange request and travel at any time after II’s receipt of the deposit up until 24 months after the commencement date of the deposited week, unless the member has extended the redemption window applicable to a particular deposit through the payment of a fee designated by II. During the year ended December 31, 2012, 549,892 weeks were deposited with the II exchange program by members (or on their behalf) for which the members have the right to an exchange opportunity. II’s obligation to accept exchange requests against the deposited weeks ends on varying dates through 2017. II has no obligation to provide a member depositing a vacation week with exchange accommodations in a subsequent year if: (a) the member fails to submit a valid exchange request and travel within his or her available redemption window or a permitted extension thereof; (b) the requested accommodations are not available and any alternative accommodations offered by II are not accepted by the member; (c) the member cancels an issued Confirmation less than seven days prior to occupancy of the Host Accommodations or otherwise fails to comply with the requirements of II’s Exchange Cancellation Policy; or (d) the use of either the deposited week or confirmed accommodations is lost or impaired due to circumstances beyond II’s control. 6. Exchange Requests and Confirmations Exchange requests must be properly submitted in accordance with II’s Terms and Conditions of Individual Membership and Exchange in order to be included in this report. Exchanges are arranged on a space available basis. II does not guarantee fulfillment of a specific request. In order for an exchange request to be considered properly applied for, and, therefore, included in the key operating exchange statistics, the member must either fully complete a written or electronic exchange request in accordance with the instructions furnished by II and in accordance with the Terms and Conditions of Individual Membership and Exchange, or the member must provide the same information that is requested to the II vacation advisor at the time he or she places a request by telephone. An exchange request may be confirmed instantly if the accommodations requested by the member are available. Otherwise, if the request is for accommodations more than 59 days in advance of the date requested, it will be entered into the proprietary exchange system as a properly applied for exchange request. The key operating exchange statistics made available in this report also include requests made and confirmations issued pursuant to the Special Exchange Services outlined in II’s Terms and Conditions of Individual Membership and Exchange (i.e., II’s Getaway and Interval Options Programs), as well as requests made and confirmations issued pursuant to exchange incentives periodically made available to select individual members. Confirmations reported also include properly submitted exchange requests against which exchange alternatives were offered and accepted by members. If the member fails to complete all the required information at the time of placing a request (such as, fails to request the minimum number of resorts or time periods) or otherwise fails to adhere to II’s prescribed exchange procedures, such request is not included in the key operating exchange statistics. Also, excluded from the statistics are any exchange requests made by a member, whom, based on information provided to II by the home resort, is either no longer an owner at such resort or is not currently in good standing with such resort due to nonpayment of maintenance fee assessments or similar charges. INTERVAL INTERNATIONAL, INC. NOTES TO REPORT OF KEY OPERATING EXCHANGE STATISTICS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2012 57

NOTES 58

Name Address City State Zip Name of resort I hereby acknowledge receipt of this publication containing required disclosure information about Interval International’s Exchange Program. Signature Date Signature Date THIS PAGE IS TO BE COMPLETED BY PURCHASER 59

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